As filed with the Securities and Exchange Commission on January 23, 2009
Securities Act Registration No. [  ]
Investment Company Act of 1940 Registration No. 811-22266

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-2
Registration Statement under the Securities Act of 1933 ☑
Pre-Effective Amendment No.
Post-Effective Amendment No.
and/or
Registration Statement under the Investment Company Act of 1940 ☑
Amendment No.
Highland Pharmaceutical Royalty Fund
(Exact Name of Registrant as Specified in the Declaration of Trust)
13455 Noel Road
Suite 800
Dallas, Texas 75240
(Address of Principal Executive Offices)
(877) 665-1287
(Registrant’s telephone number, including area code)
R. Joseph Dougherty
13455 Noel Road
Suite 800
Dallas, Texas 75240
(Name and Address of Agent for Service)
Copies to:
Gregory D. Sheehan, Esq.
Ropes & Gray LLP
One International Place
Boston, MA 02110
Approximate date of proposed public offering:
As soon as practicable after the effective date of this Registration Statement.
     If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with dividend or interest reinvestment plans, check the following box. ☐
     It is proposed that this filing will become effective (check appropriate box): when declared effective pursuant to section 8(c).
CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

		Proposed Maximum	Proposed Maximum	Amount of
Title of Securities	Amount Being	Offering	Aggregate	Registration
Being Registered	Registered	Price per Unit	Offering Price(1)	Fee
Common Shares, $0.001 par value	50,000 shares	$20.00	$1,000,000	$39.30

(1)	Estimated solely for the purpose of calculating the registration fee.
The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information contained in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion
Preliminary Prospectus dated                     , 2009
PROSPECTUS
Shares
Highland Pharmaceutical Royalty Fund
Common Shares of Beneficial Interest
$20.00 per Share
     Highland Pharmaceutical Royalty Fund, or the “Fund,” is a newly organized, non-diversified, closed-end management investment company, formed as a Delaware statutory trust, registered under the Investment Company Act of 1940. The Fund’s investment objective is to seek to provide a high level of current income, with capital appreciation as a secondary objective. The Fund will invest, under normal circumstances, at least 80% of the value of its total assets (net assets plus any borrowings for investment purposes) in Royalty Securities. Royalty Securities are securities related to pharmaceutical royalty streams, which means that they are debt and equity securities secured by or related to royalties derived from licenses of intellectual property related to pharmaceutical products. The intellectual property consists primarily of patents, but may include trademarks and copyrights. In addition to the portion of the Fund invested in Royalty Securities, the Fund may invest up to 20% of its total assets in certain other investments. The Fund may invest and trade in listed and unlisted, private and public, rated and unrated, debt and equity instruments and other obligations. A significant portion of the Fund’s assets may be invested in securities rated below investment grade, which are commonly referred to as “junk securities.” Under normal conditions, up to 100% of the Fund’s assets may be invested in Royalty Securities. The Fund will concentrate its investments in the life sciences and healthcare group of industries, which means that the Fund will invest more than 25% of its assets in issuers in the life sciences and healthcare group of industries, and currently anticipates that at least 80% of the value of its total assets will be invested in such group of industries.
     Highland Capital Management, L.P. (“Highland” or the “Investment Adviser”) will serve as investment adviser and administrator to the Fund. An investment in the Fund is not appropriate for all investors. We cannot assure you that the Fund will achieve its objectives.
     The Fund expects its common shares to be listed on the New York Stock Exchange (“NYSE”) under the symbol “[ ].”
     Because the Fund is newly organized, its shares have no history of public trading. Shares of closed-end funds often trade at a discount from net asset value and this creates a risk of loss for an investor purchasing shares in an initial public offering.
     Investing in the Fund’s common shares involves risks. See “Risk Factors and Special Considerations” on page * for factors that should be considered before investing in the common shares of the Fund.
     The Fund may use leverage through borrowings or other transactions involving indebtedness or through the issuance of preferred shares. If leverage is used, the Fund currently expects to employ leverage through borrowings and may employ leverage in an amount up to 33 1/3% of the Fund’s total assets (including the proceeds of such leverage). There can be no assurance that a leveraging strategy will be utilized or will be successful during any period in which it is used. If a leveraging strategy is used, the Fund may significantly reduce or cease its use of leverage for a period of time if it believes that the costs of leverage either would exceed the return that it anticipates on the securities purchased with the leverage proceeds or would require investment in securities with a higher risk profile than is desirable. The use of borrowing for investment purposes increases both investment opportunity and investment risk. The fee paid to Highland will be calculated on the basis of the Fund’s total managed assets, including assets attributable to any leveraging strategy, so the fees will be higher when leverage is utilized. See “Prospectus Summary — Leverage.”

	Per Share	Total (1)
Public Offering Price	$20.00	$
Sales Load(2)	[ ]	$
Estimated offering expenses(3)	[ ]	$
Proceeds, after expenses, to the Fund	[ ]	$

(1)	The Fund has granted the Underwriters an option to purchase up to [ ] additional common shares at the public offering price, less the sales load, within 45 days of the date of this prospectus solely to cover overallotments, if any. If such option is exercised in full, the total public offering price, sales load, estimated offering expenses and proceeds, after expenses, to the Fund will be $ , $ , $ and $ , respectively. See “Underwriting.”

(2)	See “Underwriting — [ ].”

(3)	Offering expenses paid by the Fund (other than the sales load), including expenses reimbursed by the Fund to Highland, will not exceed $0.04 per common share sold by the Fund in this offering. If the offering expenses referred to in the preceding sentence exceed this amount, Highland will pay the excess. The aggregate offering expenses (excluding the sales load but including expenses reimbursed to Highland) to be incurred by the Fund are estimated to be $[ ], assuming the underwriters’ over-allotment option is not exercised ($[ ], assuming full exercise of the over-allotment option), or $0.04 per common share sold by the Fund in this offering. This will include up to $[ ] as reimbursement to NexBank Securities, Inc. (“NexBank”), an affiliate of the Investment Adviser, for distribution assistance. The marketing and structuring fee referred to in footnote 2 is not reimbursable to Highland, and therefore estimated offering expenses do not include this fee. See “Underwriting.”
     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
     The common shares will be ready for delivery on or about                     , 2009
[UNDERWRITERS]
The date of this prospectus is                     , 2009
You should read this prospectus, which contains important information about the Fund, before deciding whether to invest in the common shares, and retain it for future reference. A Statement of Additional Information, dated [          ], 2009, containing additional information about the Fund, has been filed with the Securities and Exchange Commission (the “Commission”) and is incorporated by reference in its entirety into this prospectus. You can review the table of contents of the Statement of Additional Information on page [     ] of this prospectus. You may request a free copy of the Statement of Additional Information, request the Fund’s annual and semi-annual reports, when produced, request information about the Fund and make shareholder inquiries by calling 1-877-665-1287 or by writing to the Fund at Two Galleria Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240. You may also obtain a copy of the Statement of Additional Information (and other information regarding the Fund) from the Commission’s Public Reference Room in Washington, D.C. by calling 1-202-942-8090. The Commission charges a fee for copies. The Fund does not post a copy of the Statement of Additional Information on its web site because the Fund’s common shares are not continuously offered, which means the Statement of Additional Information will not be updated after completion of this offering and the information contained in the Statement of Additional Information will become outdated. The Fund’s annual and semi-annual reports, when produced, will be available, free of charge, at the Fund’s web site (http://www.highlandfunds.com). You can get the same information, free of charge, from the Commission’s web site (http://www.sec.gov).
The Fund’s common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
The underwriters are taking the common shares on a firm commitment basis. The underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of the common shares. See “Underwriting.”

     You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not, and the underwriters have not, authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any state where the offer or sale is not permitted. The information contained in this prospectus is accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or of any sale of common shares. Our business, financial condition and prospects may have changed since that date.
i

PROSPECTUS SUMMARY
     This is only a summary. This summary may not contain all of the information that you should consider before investing in the common shares. You should review the more detailed information contained in this prospectus and the Statement of Additional Information (the “SAI”).

The Fund	Highland Pharmaceutical Royalty Fund is a newly organized, non-diversified, closed-end management investment company organized under the laws of the State of Delaware. Throughout this prospectus, we refer to Highland Pharmaceutical Royalty Fund as the “Fund” or as “we,” “us” or “our.” See “The Fund.” Highland Capital Management, L.P. (the “Investment Adviser” or “Highland”) will serve as investment adviser and administrator to the Fund.

The Offering	The Fund is offering common shares of beneficial interest at an initial offering price of $20.00 per share through a group of underwriters (the “Underwriters”) led by [ ]. The common shares of beneficial interest are called “common shares” in the rest of this prospectus. You must purchase at least 100 common shares in order to participate in this offering. The Fund has given the Underwriters an option to purchase up to [ ] additional common shares to cover orders in excess of [ ] common shares. The Investment Adviser has agreed to pay the Fund’s offering expenses (other than the sales load) that exceed $.04 per common share. See “Underwriting.”

Investment Objectives and Portfolio Management Strategy	The Fund’s investment objective is to seek to provide a high level of current income, with capital appreciation as a secondary objective. The Fund’s investment objectives are not fundamental and may be changed by the Fund’s Board of Trustees. Shareholders will be notified of any changes in the investment objectives.

The Fund will invest, under normal circumstances, at least 80% of the value of its total assets (net assets plus any borrowings for investment purposes) in Royalty Securities. Royalty Securities are securities related to pharmaceutical royalty streams, which means that they are debt and equity securities secured by or related to royalties derived from licenses of intellectual property related to pharmaceutical products. The intellectual property consists primarily of patents, but may include trademarks and copyrights. This policy is not fundamental, although shareholders will be given 60 days’ notice of any changes. The Fund may invest in debt or equity Royalty Securities without limit. Key attributes considered by Highland when making investments in Royalty Securities include coverage, leverage and loan-to-value ratios. The Fund may also invest in other types of equity securities, including common stock, preferred stock and warrants. The Fund may also invest in other types of fixed-income securities, including secured and unsecured floating and fixed rate loans, bonds, and other debt obligations. Under normal conditions, up to 100% of the Fund’s net assets may be invested in Royalty Securities. The Fund may, however, invest up to 20% of its total assets in securities secured by or related to royalty streams related to other industries. The

Fund will concentrate its investments in the life sciences and healthcare group of industries, which means that the Fund will invest more than 25% of its assets in issuers in the life sciences and healthcare group of industries, and currently anticipates that at least 80% of the value of its total assets will be invested in such group of industries.

Highland’s investment process relating to Royalty Securities begins with a detailed discussion with independent consultants, at which time it typically challenges key assumptions with primary data gathered by its portfolio management team. An independent consultant is generally engaged to provide a fact-based assessment of the revenue potential of the relevant royalty stream to the initial purchasers of the Royalty Securities. Highland then performs a detailed analysis of the underlying structure, compares the relative value of the transaction based on its overall credit portfolio and selects minimum yield levels and maximum probability of default parameters for an investment, and seeks to influence the structure in an attempt to provide a structure that is most favorable to the Fund. Highland’s investment team forms its fundamental and relative value view based on rigorous, bottom-up credit analysis. Highland’s due diligence investigation may be supported by report of an independent consultant that provides revenue forecast of a royalty stream and legal opinions regarding relevant patents or patent applications. Highland’s investment committee has final investment approval authority. Following an investment, the portfolio management team will seek to continuously monitor the Fund’s portfolio and determine when investments will be bought and sold based on credit views, technical conditions, portfolio limitations, and other relevant factors, such as seeking a mix of Royalty Securities related to drugs that treat a variety of indications.

Royalty Securities	Companies holding rights to intellectual property may create bankruptcy remote special purpose entities whose underlying assets are royalty license agreements and intellectual property rights related to a product. A significant portion of the Fund’s investments will be related to pharmaceutical royalties that are secured by rights related to one or more drugs.

Royalty Securities may include bonds, loans and equity issued by the special purpose entity. The Investment Adviser believes that the terms of Royalty Securities that are bonds issued by pharmaceutical companies may be favorable as compared to the broader debt universe, and that the returns are not highly correlated with general credit market events.

In a typical structure in the pharmaceutical industry, a small pharmaceutical company that develops a compound may license the commercial opportunity to a large-cap pharmaceutical company in exchange for payments upon completion of certain milestones (for example, Food and Drug Administration (“FDA”) approval) and a percentage of future product sales. Upon securing the right to receive royalties on product sales, the small pharmaceutical company finances a loan or bond secured by the royalty stream, which is typically non-recourse to either of the pharmaceutical companies.

In addition, a company, the sponsor, may create a wholly owned subsidiary, the issuer, that issues the Royalty Securities. The sponsor sells, assigns and contributes to the issuer rights under one or more license agreements, including the right to receive royalties and certain other payments from sales of the pharmaceutical or other products. The sponsor also pledges the equity ownership interests in the issuer to the trustee under the indenture related to the notes. In return, the sponsor receives the proceeds of the securities from the issuer. The issuer of the securities grants a security interest in its assets to the trustee and is responsible for the debt service on the notes. An interest reserve account may be established to provide a source for payments should there be a cash flow shortfall for one or more periods. Many structures include a 100% cash flow sweep, which means that the principal is paid down by all cash flows received. Although the notes may have a legal maturity date of up to five to sixteen years from issuance, the expected weighted average maturity of the notes may be significantly shorter because of expected required principal repayments if funds are available.

If the issuer of the loan or bond defaults, any recourse will be limited to the issuer (which is formed for the limited purpose of purchasing and holding the license agreement or related intellectual property) and the collateral. The pharmaceutical or other company sponsoring the special purpose entity will generally not have the obligation to contribute additional equity to the issuer. If the sponsor of the issuer were to become a debtor in a bankruptcy case, a creditor or trustee could request that the bankruptcy court consolidate the issuer of the Royalty Security with its sponsor and recharacterize the transaction or take other actions that adversely impact the securities and the Fund.

General Information About the Fund’s Investments	In addition to the portion of the Fund invested in Royalty Securities, the Fund may invest up to 20% of its total assets in certain other investments. The Fund may invest and trade in listed and unlisted, public and private, rated and unrated, debt and equity instruments and other obligations. A significant portion of the Fund’s assets may be invested in securities rated below investment grade, or if unrated determined by the Investment Adviser to be of similar quality, which are commonly referred to as “junk securities.” The Fund may invest in securities and other instruments traded in foreign countries and denominated in foreign currencies. The Fund may invest in any type of equity securities including but not limited to common stock, preferred stock and warrants. The Fund may engage in derivatives transactions such as options, futures, swaps, foreign currency transactions including forward foreign currency contracts, currency swaps or options on currency and currency futures and other derivatives transactions.

The Investment Adviser intends to focus on investments primarily in the U.S. and Canadian marketplace, but may pursue opportunities in the non-North American credit or securities markets by investing a portion of the Fund’s assets in non-North American credit or securities market investments.

The Investment Adviser believes that the Fund will benefit from Highland’s expertise and positioning in the life sciences and healthcare group of industries, its access to resources such as industry experts and investment banks active in this area and its experience with investments in this asset class since 2004. The investment staff’s monitoring of the market and new opportunities assists the Investment Adviser in obtaining timely and high-quality information on prospective investments.

A substantial majority of the Fund’s investments will be in Rule 144A Securities, which are “restricted” securities that are exempt from registration requirements of the Securities Act of 1933, as amended, and may be sold only to certain qualified institutional buyers, such as the Fund.

From time to time, the Investment Adviser may also invest a portion of the Fund’s assets in Money Market Instruments (defined below) to enable the Fund to make investments quickly and to serve as collateral with respect to certain of its investments. A greater percentage of Fund assets may be invested in Money Market Instruments if the Investment Adviser believes that a defensive position is appropriate because of the outlook for security prices or in order to respond to adverse market, economic, business or political conditions. During the period following this offering the Fund may invest a substantial portion of its assets in Money Market Instruments as the Fund seeks opportunities in Royalty Securities. Therefore, there will be an initial investment period of approximately ___ months following the completion of this offering before the Fund is invested in accordance with its principal investment strategies. From time to time cash balances in the Fund’s brokerage account may be placed in a money market fund.

As a non-diversified investment company, the Fund is not limited by the Investment Company Act of 1940 (the “1940 Act”) in the proportion of the Fund’s assets it may invest in securities of a single issuer. From time to time, the Fund may be invested in a very small number of investments as the number of available Royalty Securities for investment may be smaller than the number of available investments in other types of securities, which may result in the Fund owning a small number of positions, each of which is a relatively large portion of the Fund’s portfolio. The Fund intends, however, to limit its investments so as to comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”) for qualification as a regulated investment company, which generally are less restrictive than the requirements applied to a “diversified” investment company under the 1940 Act. See “Additional Income Tax Considerations” in the SAI for additional information on the diversification requirements imposed by the Code.

Leverage	The Fund may use leverage. If it elects to use leverage, the Fund may employ leverage through the borrowing of money or other transactions involving indebtedness, the issuance of preferred shares of beneficial interest (“Preferred Shares”) or debt instruments, or a combination of both. If leverage is used, the Fund currently expects to employ leverage through borrowings and may employ leverage in an amount up to 33 1/3% of the Fund’s total assets (including the proceeds of such leverage). The Fund in the future may decide to leverage through the issuance of Preferred Shares, in which case it may employ leverage in an amount up to 50% of the Fund’s total assets (including the proceeds of such leverage). The Fund may borrow from banks and other financial institutions.

There can be no assurance that a leveraging strategy will be utilized or will be successful during any period in which it is used. The Fund may significantly reduce or cease its use of leverage for a period of time if it believes that the costs of leverage either would exceed the return that it anticipates on the securities purchased with the leverage proceeds or would require investment in securities with a higher risk profile than is desirable.

The use of leverage for investment purposes creates opportunities for greater total returns but at the same time involves risks. When leverage is employed, the net asset value and market price of the shares and the yield to holders of shares may be more volatile. Any investment income or gains earned with respect to the amounts borrowed, which is in excess of the interest due on the borrowing, will augment the Fund’s returns. Conversely, if the investment performance with respect to the amounts borrowed fails to cover the interest on such borrowings, the value of the Fund’s shares may decrease more quickly than would otherwise be the case, and distributions on the shares may be reduced or eliminated. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for payment to shareholders.

Because the investment advisory fees paid to Highland are calculated on the basis of the Fund’s average weekly Total Managed Assets (as defined below), which include the proceeds of leverage, the dollar amount of the fees paid by the Fund to Highland will be higher (and Highland will be benefited to that extent) when leverage is utilized.

If used, the Fund’s leveraging strategy may not be successful. See “Risk Factors and Special Considerations — Leverage Risk.”

Distributions	Commencing with the Fund’s initial distribution, the Fund intends to make regular monthly cash distributions of its investment company taxable income to common shareholders. Subject to market conditions, we expect to declare the initial monthly distribution on the Fund’s common shares within approximately ___ days after completion of this offering and to pay that initial monthly distribution approximately ___ to ___ days after completion of this offering. The Fund expects to pay common shareholders annually at least 90% of its investment company taxable income.

The Fund may pay capital gain distributions annually, if available.

Various factors will affect the level of the Fund’s current income and current gains. To permit the Fund to maintain more stable monthly distributions and annual distributions, the Fund may from time to time distribute less than the entire amount of income and gains earned in the relevant month or year, respectively. The undistributed income and gains would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular period may be more or less than the amount of income and gains actually earned by the Fund during the applicable period. Undistributed income and gains will add to the Fund’s net asset value and, correspondingly, distributions from undistributed income and gains and from capital, if any, will be deducted from the Fund’s net asset value. Shareholders will automatically have all distributions reinvested in common shares of the Fund issued by the Fund or purchased in the open market in accordance with the Fund’s Dividend Reinvestment Plan unless an election is made to receive cash. Each participant in the Fund’s Dividend Reinvestment Plan will pay a pro rata portion of brokerage commissions incurred in connection with open market purchases, and participants requesting a sale of securities through the plan agent of the Dividend Reinvestment Plan are subject to a sales fee and a brokerage commission. See “Distributions” and “Dividend Reinvestment Plan.”

Dividend Reinvestment Plan	Under the Fund’s Dividend Reinvestment Plan (the “Plan”), a shareholder whose common shares are registered in his or her own name will have all distributions reinvested automatically by the transfer agent, which is agent under the Plan, unless the shareholder elects to receive cash. See “Dividend Reinvestment Plan.”

Taxation	[The Fund expects that the taxable distributions paid on the common shares will consist of (i) investment company taxable income, including interest income, dividends (some of which may qualify as “qualified dividend income” as described below), the excess of net short-term capital gain over net long-term capital loss, and income from certain hedging and interest rate transactions and (ii) long-term capital gain (generally the excess of net long-term capital gain over net short-term capital loss). Currently the maximum federal income tax rate for individuals is 15% on qualified dividend income; 15% on any excess net long-term capital gain as described above; and 35% on investment company taxable income (other than qualified dividend income), including any excess net short-term capital gains. These tax rates are scheduled to apply through 2010. We cannot assure you what percentage of the distributions paid on the common shares, if any, will consist of tax advantaged qualified dividend income or long-term capital gains or what the tax rates on various types of income will be in future years.

If, for any calendar year, the total monthly distributions exceed investment company taxable income and net capital gain, the excess will generally be treated as a tax free return of capital up to the amount of a shareholder’s tax basis in the common shares. Any distributions which (based upon the Fund’s full year performance) constitute tax free return of capital will reduce a shareholder’s tax basis in the common shares, thereby increasing such shareholder’s potential gain or reducing his or her potential loss on the sale of the common shares. Any amounts constituting return of capital distributed to a shareholder in excess of the shareholder’s basis in the common shares will generally be taxable to the shareholder as capital gain.] See “Taxation.”

Use of Proceeds	The Fund will use the net proceeds from the offering to purchase portfolio securities in accordance with its investment objectives and policies. The investment of the proceeds is expected to be substantially completed within ___ months; however, changes in market conditions could result in the Fund’s anticipated investment period extending to as long as ___ months. See “Use of Proceeds.”

Listing	The common shares are expected to be listed on the NYSE under the trading or “ticker” symbol “[ ].” See “Description of the Shares.”

Risk Factors and Special Considerations	Risks Related to the Fund’s Business

No Operating History. The Fund is a newly organized, non-diversified, closed-end management investment company with no operating history. See “Risk Factors and Special Considerations — No Operating History.”

Valuation Risk. Fair value is defined as the amount for which assets could be sold in an orderly disposition over a reasonable period of time, taking into account the nature of the asset. Fair value pricing, however, involves judgments that are inherently subjective and inexact, since fair valuation procedures are used only when it is not possible to be sure what value should be attributed to a particular asset or when an event will affect the market price of an asset and to what extent. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset. In addition, Royalty Securities may be more difficult to value than other securities that are more widely held and understood. A substantial portion of the Fund’s assets invested in Royalty Securities will be subject to fair value or priced based on a mark provided by a single broker-dealer or market-maker of that security. Single broker quotations may be less reliable than prices received from pricing services that compile information from multiple sources. See “Risk Factors and Special Considerations — Valuation Risk.”

Illiquidity of Investments. The Fund may invest in as many illiquid investments as the Investment Adviser deems prudent to achieve the Fund’s investment objectives. The Fund may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of their fair value or the amount paid for such investments by the Fund. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale by the Fund and other factors. Furthermore, the nature of the Fund’s investments, especially those in certain Royalty Securities, may require a long holding period prior to being able to determine whether the investment will be profitable or not. See “Risk Factors and Special Considerations — Illiquidity of Investments.”

Tax Risk. In general, the Fund expects to treat Royalty Securities as debt for U.S. federal income tax purposes, provided that the issuer of such securities and the sponsor also treat such securities as debt. In some cases, the U.S. federal income tax status of a Royalty Security (that is, as equity or debt) can be uncertain. In no event will a ruling or other type of assurance be sought from the IRS regarding the tax status of any of the Fund’s Royalty Security investments. It is possible that the IRS or, if litigated, a court could disagree with the Fund’s treatment of a particular Royalty Security holding for U.S. federal income tax purposes. In particular, in the event the IRS or a court determines that one or more Royalty Securities treated by the Fund as debt for U.S. federal income tax purposes should instead be treated as equity, there could be adverse consequences to the Fund, including the failure of the Fund to qualify as a RIC, which would mean that all of its taxable income would be subject to a Fund-level tax at regular corporate income tax rates without any deduction for distributions to shareholders, and all Fund distributions from earnings and profits (including those attributable to net long-term capital gains) would be taxable to shareholders as ordinary income. Accordingly, in such event, the Fund’s ability to achieve its investment objectives would be adversely affected, and common shareholders would be subject to the risk of diminished investment returns. We cannot assure you what percentage of the distributions paid on the common shares, if any, will consist of tax-advantaged qualified dividend income or long-term capital gains or what the tax rates on various types of income will be in future years. See “Taxation” and “Risk Factors and Special Considerations — Tax Risk.”

Key Adviser Personnel Risk. The Fund’s ability to identify and invest in attractive opportunities is dependent upon Highland, its investment adviser. If one or more key individuals leaves Highland, Highland may not be able to hire qualified replacements or may require an extended time to do so. This situation could prevent the Fund from achieving its investment objectives. See “Risk Factors and Special Considerations — Key Adviser Personnel Risk.”

Leverage Risk. If leverage is used, the Fund currently expects that it will leverage through borrowings from a credit facility. The Fund in the future may decide to leverage through the issuance of Preferred Shares or debt instruments. The use of leverage, which can be described as exposure to changes in price at a ratio greater than the amount of equity invested, through borrowing, the issuance of Preferred Shares or debt instruments, or other forms of market exposure, magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund.

Subject to applicable margins and other limitations, the Fund may borrow money, or utilize other transactions, for the purpose of leveraging its investments. Insofar as the Fund employs leverage in its investment operations, shareholders will be subject to substantial risks of loss. Interest on borrowings will be a portfolio expense of the Fund and will affect the operating results of the Fund. With volatile instruments, downward price swings can result in margin calls that could require liquidation of securities at inopportune times or at prices that are not favorable to the Fund and cause significant losses. Any issuance of Preferred Shares or debt instruments, such as commercial paper and notes, or other types of borrowing will have seniority over the common shares.

If the Fund leverages through borrowings, the Fund may enter into definitive agreements with respect to a credit facility or commercial paper program. The Fund may negotiate with commercial banks to arrange such a facility pursuant to which the Fund would be entitled to borrow an amount equal to approximately one-third of the Fund’s total assets (inclusive of the amount borrowed) offered hereby. Any such borrowings would constitute leverage. Such a facility is not expected to be convertible into any other securities of the Fund. Any outstanding amounts are expected to be prepayable by the Fund prior to final maturity without significant penalty, and there are not expected to be any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Fund may be required to prepay outstanding amounts under the facility or incur a penalty rate of interest in the event of the occurrence of certain events of default. The Fund would be expected to indemnify the lenders under the facility against liabilities they may incur in connection with the facility. The Fund may be required to pay commitment fees under the terms of any such facility. With the use of borrowings, there is a risk that the interest rates paid by the Fund on the amount it borrows will be higher than the return on the Fund’s investments.

The Fund expects that such a facility would contain covenants that, among other things, likely will limit the Fund’s ability to: (i) pay distributions in certain circumstances, (ii) incur additional debt and (iii) engage in certain transactions, including mergers and consolidations. In addition, it may contain a covenant requiring asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for a credit facility on terms and conditions representative of the foregoing or that additional material terms will not apply. In addition, if entered into, any such credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of Preferred Shares. See “Risk Factors and Special Considerations — Leverage Risk.”

Investment and Market Discount Risk. An investment in the

Fund’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in shares of the Fund represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Therefore, like the securities the Fund invests in, the price of the Fund’s shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount to their net asset value. The Fund’s shares may trade at a price that is less than the initial offering price. This risk may be greater for investors who sell their shares in a relatively short period of time after completion of the initial offering. See “Risk Factors and Special Considerations — Investment and Market Discount Risk.”

Management Risk. The Fund is subject to management risk because its portfolio is actively managed. The Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. See “Risk Factors and Special Considerations — Management Risk.”

Market Disruption and Geopolitical Risk. The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world may have resulted in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Investment Adviser does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. economy and securities markets. Given the risks described above, an investment in the common shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund. See “Risk Factors and Special Considerations — Market Disruption and Geopolitical Risk.”

Non-Diversified Status. The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest in the securities of individual issuers to a greater degree than a diversified investment company. As a result, the Fund may be more vulnerable to events affecting a single issuer and therefore subject to greater volatility than a fund that is more broadly diversified. Accordingly, an investment in the Fund may present greater risk to an investor than an investment in a diversified company. See “Risk Factors and Special Considerations — Non-Diversified Status.”

Not a Complete Investment Program. The Fund is intended for investors seeking current income, with a secondary objective of capital appreciation. The Fund is not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund’s investment objectives as well as the shareholder’s other investments when considering an investment in the Fund. See “Risk Factors and Special Considerations — Long-Term Objective; Not a Complete Investment Program.”

Risks Related to the Fund’s Investments

Risks of Investing in Royalty Securities. The Fund may invest up to 100% of its assets in debt and/or equity Royalty Securities. The risks of investing in these securities will include the risks of investing in the underlying industry. In addition, Royalty Securities are currently not widely recognized or understood and the Fund may not be able to sell the securities when it wants to do so. Under certain market conditions, these securities may also become highly illiquid. Each security will include different risk factors specific to that transaction. Risk factors of Royalty Securities generally include risks relating to the products associated with the royalty stream, risks relating to the license agreement, risks relating to the structure of the financing and risks relating to bankruptcy or reorganization proceedings.

Risk Factors Relating to the Product.

The issuer of the Royalty Security, and the purchaser of the notes or other securities, is relying on forecasts of future sales of the product that may prove to be inaccurate. There are inherent difficulties in making long-range forecasts, which may be compounded by limited sales history of newer products. Assumptions with respect to material contingencies such as experience of consumers with the product, sales and marketing efforts, competition, government regulation and reimbursement status have been made but may be materially incorrect. If estimates of actual sales of the product related to a royalty stream are inaccurate, it could negatively impact the securities, including the payment of principal and interest on any debt securities.

In the pharmaceutical industry, competition from branded and generic products could negatively impact sales of the product. The pharmaceutical markets for products designed to treat certain indications may be very competitive. Competitive factors include efficacy, manner of administration, price, ease of use and cost-effectiveness (including insurance reimbursement status). Upon the introduction of a generic product or a generic version of a competitive product, sales of the product are likely to be reduced materially.

Sales efforts for a product underlying a royalty stream may be the responsibility of a counterparty who has licensed the product (or the counterparty’s sublicensee). That entity may have sole control over the pricing of the product in a given territory and may have the ability to reduce or cease its sales efforts in a given territory. The financial or other setback of a counterparty may adversely affect the marketing of the product, reduce the sales of the product, and in turn negatively impact the related Royalty Security, including the payment of principal and interest on any debt securities.

The intellectual property rights associated with a product, or an active ingredient in a product, may depend on the issuance of a patent or the maintenance and enforcement of the intellectual property rights related to a product. The issuer’s ability to pay principal and interest on the securities in which the Fund invests may be materially and adversely affected if third parties are allowed to infringe or successfully challenge, invalidate or circumvent the intellectual property rights. In the pharmaceutical industry, the patent position of a company may involve complex legal and factual questions, and have recently been the subject of much litigation.

Sales of a product related to a royalty stream could be negatively impacted by product recalls or product liability claims with respect to such product. The adverse consequences of a product liability claim, which include the possibility of reduced sales, product recalls or additional regulatory controls, could impact an issuer’s ability to pay amounts due on the securities.

In the pharmaceutical industry, the payments from Royalty Securities rely on milestone payments and/or a royalty stream from an underlying drug which may or may not have received approval of the FDA. If the underlying drug does not receive FDA approval, it could negatively impact the securities, including the payments of principal and/or interest on any debt securities.

In the pharmaceutical industry, billing and reimbursement processes and potential regulatory changes may cause price erosion and reduce sales of a product. The determination of formularies, or lists of prescription drugs covered by a particular benefit plan, the discounts and pricing under such formularies and the amount of time it takes to obtain favorable formulary status under various plans may impact the sale of a product. Depending upon the tier a product is covered, the patient may have a higher co-payment than for other drugs, including competitors of the product. Changes in U.S. federal and state laws that directly or indirectly impose controls on prescription drugs may negatively impact sales and therefore the ability of the issuer to pay amounts due on the securities.

Risk Factors Relating to the License Agreements.

As described above, the ability of the issuer to make payments on Royalty Securities depends on a valid license agreement with the counterparty responsible for the commercialization activities of the relevant product or products. If the royalties under the license agreement or agreements are not sufficient for the issuer to meet its payment obligation, the Fund may be adversely affected.

Royalty rates under a license agreement may be calculated on tiered basis such that rates will be paid at a lower royalty rate until a net sales threshold is passed. In some cases, when net sales exceed the sales threshold, the higher royalty rate may be retroactively applied. To the extent that net sales of a product fall below a relevant threshold, payments on the securities may be delayed or not made. Royalties due under a license agreement may be reduced if a generic drug competing with the product has achieved a certain market share. If a counterparty is required to pay damages, legal fees, license fees or other payments to third parties, the payments due to the issuer may be offset or reduced. In any of these circumstances, the ability of an issuer to make payments of principal or interest may be adversely affected.

License agreements may be terminated unilaterally by the counterparty under a variety of circumstances, which would result in the elimination of royalties due to the issuer from the counterparty under a license agreement. Such circumstances may include bankruptcy or insolvency of the parent company of the issuer or a material breach of the license agreement by the parent.

Risk Factors Relating to the Structure of the Financing of the Issuer.

During the terms of applicable license agreements, the issuer generally does not have any ownership or license rights to the intellectual property related to the royalty stream. If an event of default occurs and continues with respect to a Royalty Security held by the Fund, the Fund and the other security holders will not have the right to receive the underlying intellectual property related to the relevant product. If the issuer defaults on its obligations with respect to a Royalty Security, the recourse of the Fund and other security holders will be limited and none of the shareholders, members, partners, officers, employees, directors, managers, agents or incorporators of the issuer, its parent company, the trustee under the security, any placement agent or underwriter and any of their respective affiliates will generally be obligated to make payments on the securities.

Because the issuers of Royalty Securities are generally special purpose financing entities with no operations of their own, they will depend on payments from counterparties to meet the obligations under the securities. If the counterparties fail to make royalty payments, or if such payments are not made in a timely manner, the issuer will not generally have any other source of funds to meet its payment obligations under the securities.

Royalty Securities are generally sold through private placements and not registered under the Securities Act of 1933. Such securities will be subject to transfer restrictions, often including a requirement that prospective purchaser enter into a confidentiality agreement relating to matters disclosed under the applicable license agreements. There may be no market for the securities and the securities may be highly illiquid under certain market conditions. Because of the lack of market and illiquidity of such securities, it may be difficult for the Fund to calculate an accurate net asset value.

Risk Factors Relating to Bankruptcy or Reorganization Proceedings.

An insolvency of the parent company of the issuer could materially affect the rights of the issuer to the royalty payments, and in turn the ability of the issuer to make payments to holders of the securities, including the Fund. The rights under the license agreements, subject to the issuer’s rights, may remain property of the parent company. If the parent were to seek to reorganize or liquidate under the bankruptcy code, such event could delay or limit the payment of counterparties to the issuer pending resolution of the bankruptcy case. The license agreements may be considered “executory contracts” under the bankruptcy code, which means that the parent as debtor in possession or a bankruptcy trustee for the parent could, subject to court approval, reject the parent’s continuing obligations under a license agreement. The insolvency of a counterparty or a sublicensee of a counterparty could delay or limit the payment of amounts due under the applicable license agreement. In any of these events, the issuer’s ability to pay amounts due under the securities may be materially and adversely affected.

The risks related to each security will vary based on the circumstances of the transaction. Some of the risk factors discussed above may not apply to particular transactions and certain factors may be more pronounced for certain transactions in which the Fund may participate.

See “Risk Factors and Special Considerations — Risks of Investing in Royalty Securities.”

Industry Concentration Risk. The Fund will concentrate its investments in the life sciences and healthcare group of industries, which means that the fund will invest more than 25% of its assets in issuers in the life sciences and healthcare group of industries. The Fund intends to invest at least 80% of the value of its total assets (net assets plus any borrowings for investment purposes) in such group of industries. Given the concentration in life sciences and healthcare, the Fund will be more susceptible to adverse economic or regulatory occurrences affecting that industry group. Changes in pharmaceutical billing and reimbursement processes or potential regulatory changes may reduce sales of products developed by life sciences companies, which may negatively impact securities held by the Fund. There are inherent risks in the marketing, distribution and sale of pharmaceuticals that could negatively affect issuers in the life science and healthcare industries. See “Risk Factors and Special Considerations — Industry Concentration Risk.”

Structured Finance Securities Risk. In addition to Royalty Securities, which may be considered to be structured finance securities, a portion of the Fund’s investments may consist of collateralized bond obligations, collateralized loan obligations, collateralized mortgage obligations or similar instruments. Structured finance securities may present risks similar to those of the other types of debt obligations in which the Fund may invest and, in fact, such risks may be of greater significance in the case of structured finance securities. Moreover, investing in structured finance securities may entail a variety of additional risks. Among other risks, structured finance securities may be subject to prepayment risk. In addition, the performance of a structured finance security will be affected by a variety of factors, including its priority in the capital structure of the issuer thereof, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets. See “Risk Factors and Special Considerations — Structured Finance Securities Risk.”

Market Dislocation Risk. Continued market volatility in the price of certain asset classes may adversely affect the Fund. The markets for certain types of assets, particularly structured finance assets, have been very volatile because of illiquidity in the markets and because of concerns about the credit risk of the assets across the market as a whole. Because the Fund is required to price these assets at either market value for investments for which market quotations are available, or if not available, their fair value, the Fund may incur losses even if the asset in question presents minimal credit risk. There can be no assurance that there will not be further deterioration in the markets for these products or additional losses for these or other asset classes, which could adversely affect the Fund. See “Risk Factors and Special Considerations — Market Dislocation Risk.”

Asset-Backed Securities Risk. Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables or the entities providing the credit enhancement. In addition, the underlying assets are subject to prepayments that shorten the securities’ weighted average maturity and may lower their return. See “Risk Factors and Special Considerations — Asset-Backed Securities Risk.”

Limited Portfolio Risk. The Fund may invest in a more limited number of issuers than other investment companies, as the number of available Royalty Securities for investment may be smaller than the number of available investments in other types of securities. This may result in the Fund owning a small number of positions, each of which is a relatively large portion of the Fund’s portfolio. As a result, the Fund may be more vulnerable to events affecting a single issuer and therefore subject to greater volatility than a fund that invests in a larger number of issuers. See “Risk Factors and Special Considerations — Limited Portfolio Risk.”

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The Fund could lose all of its investment in any or all of a company’s, or companies’, securities. See “Risk Factors and Special Considerations — Issuer-Specific Risk.”

Prepayment Risk. If interest rates fall, the principal on debt held by the Fund may be paid earlier than expected. If this happens, the proceeds from a prepaid security may be reinvested by the Fund in securities bearing lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders. See “Risk Factors and Special Considerations — Prepayment Risk.”

Interest Rate Risk. Interest rate risk is the risk that debt securities, and the Fund’s net assets, may decline in value because of changes in interest rates. Generally, debt securities will decrease in value when interest rates rise and increase in value when interest rates decline. This means that the net asset value of the common shares may fluctuate with interest rate changes and the corresponding changes in the value of the Fund’s debt security holdings. See “Risk Factors and Special Considerations — Interest Rate Risk.”

Inflation Risk. Inflation risk results from the variation in the value of cash flows from a security due to inflation, as measured in terms of purchasing power. For example, if the Fund purchases a bond in which it can realize a coupon rate of 5%, but the rate of inflation increases from 2% to 6%, then the purchasing power of the cash flow has declined. For all but inflation indexed bonds, the Fund is exposed to inflation risk because the interest rate the issuer promises to make is fixed for the life of the security. To the extent that interest rates reflect the expected inflation rate, floating rate bonds have a lower level of inflation risk. See “Risk Factors and Special Considerations — Inflation Risk.”

Reinvestment Risk. The Fund reinvests the cash flows received from a security. The additional income from such reinvestment, sometimes called interest-on-interest, is reliant on the prevailing interest rate levels at the time of reinvestment. There is a risk that the interest rate at which interim cash flows can be reinvested will fall. Reinvestment risk is greater for longer holding periods and for securities with large, early cash flows such as high-coupon bonds. Reinvestment risk also applies generally to the reinvestment of the proceeds the Fund receives upon the maturity or sale of a portfolio security. See “Risk Factors and Special Considerations — Reinvestment Risk.”

Small and Mid-Cap Securities Risk. The Fund may invest in companies with small or medium capitalizations, or special purpose entities whose assets are affected by the performance of small or medium capitalization companies. Securities issued by smaller and medium capitalization companies can be more volatile than, and perform differently from, larger company securities. There may be less trading in a smaller or medium company’s securities, which means that buy and sell transactions in those securities could have a larger impact on the security’s price than is the case with larger company securities. Smaller and medium companies may have fewer business or product lines; changes in any one line of business or developments affecting one product or technology, therefore, may have a greater impact on a smaller or medium company’s security price than is the case for a larger company. In addition, smaller or medium company securities may not be well known to the investing public. See “Risk Factors and Special Considerations — Small and Mid-Cap Securities Risk.”

Investments In Unseasoned Companies Risk. The Fund may invest in the securities of smaller, less seasoned companies. These investments may present greater opportunities for growth, but also involve greater risks than customarily are associated with investments in securities of more established companies. Some of the companies in which the Fund may invest will be start-up companies which may have insubstantial operational or earnings history or may have limited products, markets, financial resources or management depth. Some may also be emerging companies at the research and development stage with no products or technologies to market or approved for marketing. Securities of emerging companies may lack an active secondary market and may be subject to more abrupt or erratic price movements than securities of larger, more established companies or stock market averages in general. Competitors of certain companies may have substantially greater financial resources than many of the companies in which the Fund may invest. See “Risk Factors and Special Considerations — Investments In Unseasoned Companies Risk.”

Insolvency Considerations with Respect to Issuers of Debt Obligations. Various laws enacted for the protection of creditors may apply to the debt obligations held by the Fund. The information in this paragraph is applicable with respect to U.S. issuers subject to United States bankruptcy laws. Insolvency considerations may differ with respect to other issuers. If a court in a lawsuit brought by an unpaid creditor or representative of creditors of an issuer of a debt obligation, such as a trustee in bankruptcy, were to find that the issuer did not receive fair consideration or reasonably equivalent value for incurring the indebtedness constituting the debt obligation and, after giving effect to such indebtedness, the issuer (i) was insolvent, (ii) was engaged in a business for which the remaining assets of such issuer constituted unreasonably small capital or (iii) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they mature, such court could determine to invalidate, in whole or in part, such indebtedness as a fraudulent conveyance, to subordinate such indebtedness to existing or future creditors of such issuer, or to recover amounts previously paid by such issuer in satisfaction of such indebtedness. The measure of insolvency for purposes of the foregoing will vary. Generally, an issuer would be considered insolvent at a particular time if the sum of its debts were then greater than all of its property at a fair valuation, or if the present fair saleable value of its assets was then less than the amount that would be required to pay its probable liabilities on its existing debts as they became absolute and matured. There can be no assurance as to what standard a court would apply in order to determine whether the issuer was “insolvent” after giving effect to the incurrence of the indebtedness constituting the debt obligation or that, regardless of the method of valuation, a court would not determine that the issuer was “insolvent” upon giving effect to such incurrence. In addition, in the event of the insolvency of an issuer of a debt obligation, payments made on such debt obligation could be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year) before insolvency. Similarly, a court might apply the doctrine of equitable subordination to subordinate the claim of a lending institution against an issuer, to claims of other creditors of the borrower, when the lending institution, another investor, or any of their transferees, is found to have engaged in unfair, inequitable, or fraudulent conduct. In general, if payments on a debt obligation are avoidable, whether as fraudulent conveyances or preferences, such payments can be recaptured either from the initial recipient (such as the Fund) or from subsequent transferees of such payments (such as the investors in the Fund). To the extent that any such payments are recaptured from the Fund the resulting loss will be borne by the investors. However, a court in a bankruptcy or insolvency proceeding would be able to direct the recapture of any such payment from such a recipient or transferee only to the extent that such court has jurisdiction over such recipient or transferee or its assets. Moreover, it is likely that avoidable payments could not be recaptured directly from any such recipient or transferee that has given value in exchange for its investment, in good faith and without knowledge that the payments were avoidable. Although the Investment Adviser will seek to avoid conduct that would form the basis for a successful cause of action based upon fraudulent conveyance, preference or equitable subordination, these determinations are made in hindsight, and in any event, there can be no assurance as to whether any lending institution or other investor from which the Fund acquired the debt obligations engaged in any such conduct (or any other conduct that would subject the debt obligations and the issuer to insolvency laws) and, if it did, as to whether such creditor claims could be asserted in a U.S. court (or in the courts of any other country) against the Fund. See “Risk Factors and Special Considerations — Insolvency Considerations with Respect to Issuers of Debt Obligations.”

Senior Loans Risk. Bank loans are typically at the most senior level of the capital structure, and are sometimes secured by specific collateral, including, but not limited to, trademarks, patents, accounts receivable, inventory, equipment, buildings, real estate, franchises and common and preferred stock of the obligor or its affiliates. A portion of the Fund’s investments may consist of loans and participations therein originated by banks and other financial institutions, typically referred to as “bank loans.” The Fund’s investments may include loans of a type generally incurred by borrowers in connection with highly leveraged transactions, often to finance internal growth, acquisitions, mergers or stock purchases, or for other reasons. As a result of the additional debt incurred by the borrower in the course of the transaction, the borrower’s creditworthiness is often judged by the rating agencies to be below investment grade. Such loans are typically private corporate loans which are negotiated by one or more commercial banks or financial institutions and syndicated among a group of commercial banks and financial institutions. In order to induce the lenders to extend credit and to offer a favorable interest rate, the borrower often provides the lenders with extensive information about its business which is not generally available to the public.

Bank loans often contain restrictive covenants designed to limit the activities of the borrower in an effort to protect the right of lenders to receive timely payments of principal and interest. Such covenants may include restrictions on dividend payments, specific mandatory minimum financial ratios, limits on total debt and other financial tests. Bank loans usually have shorter terms than subordinated obligations and may require mandatory prepayments from excess cash flow, asset dispositions and offerings of debt and/or equity securities. The bank loans and other debt obligations to be acquired by the Fund are likely to be below investment grade. For a discussion of the risks associated with below investment-grade investments, see the section “Risk Factors and Special Considerations — Risks of Investing in Below Investment Grade Securities and High-Yield Securities.”

The Fund may acquire interests in bank loans and other debt obligations either directly (by way of sale or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution, and in any event, the Fund may not be able unilaterally to enforce all rights and remedies under the loan and any associated collateral. A participation interest in a portion of a debt obligation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with neither the terms of the loan agreement nor any rights of setoff against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.

Purchasers of bank loans are predominantly commercial banks, investment funds and investment banks. As secondary market trading volumes increase, new bank loans frequently adopt standardized documentation to facilitate loan trading which should improve market liquidity. There can be no assurance, however, that future levels of supply and demand in bank loan trading will provide an adequate degree of liquidity or that the current level of liquidity will continue. Because of the provision to holders of such loans of confidential information relating to the borrower, the unique and customized nature of the loan agreement, the limited universe of eligible purchasers and the private syndication of the loan, bank loans are not as easily purchased or sold as a publicly traded security, and historically the trading volume in the bank loan market has historically been small relative to the high-yield debt market. See “ Risk Factors and Special Considerations — Senior Loans Risk.”

Second Lien Loans Risk. Second lien loans are subject to the same risks associated with investment in senior loans and non-investment grade securities. However, second lien loans are second in right of payment to senior loans and therefore are subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second lien loans are expected to have greater price volatility than senior loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in second lien loans, which would create greater credit risk exposure. See “Risk Factors and Special Considerations — Second Lien Loans Risk.”

Unsecured Loans Risk. Unsecured loans are subject to the same risks associated with investment in senior loans, second lien loans, other secured loans and non-investment grade securities. However, because unsecured loans have lower priority in right of payment to any higher ranking obligations of the borrower and are not backed by a security interest in any specific collateral, they are subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to any higher ranking obligations of the borrower. Unsecured loans are expected to have greater price volatility than senior loans, second lien loans and other secured loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in unsecured loans, which would create greater credit risk exposure. See “Risk Factors and Special Considerations — Unsecured Loans Risk.”

Investment Grade Securities Risk. Although more creditworthy and generally less risky than non-investment grade securities, investment grade securities are still subject to market and credit risk. Market risk relates to changes in a security’s value as a result of interest rate changes generally. Investment grade securities have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. In general, bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes. Credit risk relates to the ability of the issuer to make payments of principal and interest. The values of investment grade securities like those of other debt securities may be affected by changes in the credit rating or financial condition of an issuer. Investment grade securities are generally considered medium-and high-quality securities. Some, however, may possess speculative characteristics, and may be more sensitive to economic changes and to changes in the financial condition of issuers. The market prices of investment grade securities in the lowest investment grade categories may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty. Like non-investment grade securities, such investment grade securities in the lowest investment grade categories may be thinly traded, making them difficult to sell promptly at an acceptable price. See “Risk Factors and Special Considerations — Investment Grade Securities Risk.”

Risks of Investing in Below Investment Grade Securities and High-Yield Securities. A significant portion of the Fund’s investments may consist of investments that are below investment grade and may generally be characterized as “high-yield securities,” “junk securities” or “junk bonds.” Such securities are typically rated below investment grade by one or more nationally recognized statistical rating organizations, or are unrated but of comparable credit quality to obligations rated below investment grade, and have greater credit and liquidity risk than more highly rated obligations.

Investment in lower grade investments involves substantial risk of loss. Lower grade securities or comparable unrated securities are considered predominantly speculative with respect to the issuer’s ability to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for lower grade debt tend to be very volatile, and are less liquid than investment grade securities. For these reasons, your investment in the Fund is subject to the following specific risks: (1) increased price sensitivity to a deteriorating economic environment; (2) greater risk of loss due to default or declining credit quality; (3) adverse company specific events are more likely to render the issuer unable to pay interest and/or repay principal payments; and (4) if a negative perception of the lower grade debt market develops, the price and liquidity of lower grade securities may be depressed and this negative perception could last for a significant period of time.

High-yield securities are generally unsecured and may be subordinate to other obligations of the obligor. High-yield securities purchased by the Fund will be subject to certain additional risks to the extent that such obligations may be unsecured and subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured. Moreover, such obligations purchased by the Fund may not be protected by financial covenants or limitations upon additional indebtedness and are unlikely to be secured by collateral. Many issuers of high-yield securities are highly leveraged, and their relatively high debt to equity ratios create increased risks that their operations might not generate sufficient cash flow to service their obligations. Overall declines in the below investment grade bond and other markets may adversely affect such issuers by inhibiting their ability to refinance their obligations at maturity.

High-yield securities may be issued in connection with leveraged acquisitions or recapitalizations in which the issuers incur a substantially higher amount of indebtedness than the level at which they had previously operated. High-yield securities that are debt instruments have historically experienced greater default rates than has been the case for investment grade securities. The Fund may also invest in equity securities issued by entities whose obligations are unrated or are rated below investment grade.

Adverse changes in the financial condition of the issuer or in general economic conditions or both are more likely to lead to a weakened capacity of a lower grade issuer to repay principal and/or pay interest than an investment grade issuer. The principal amount of lower grade securities outstanding has proliferated in the past decade as an increasing number of issuers have used lower grade securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Similarly, downturns in profitability in specific industries could adversely affect the ability of lower grade issuers in that industry to meet their obligations. The market values of lower grade debt tend to reflect individual developments of the issuer to a greater extent than do higher quality investments, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower grade debt may have an adverse effect on the Fund’s net asset value and the market value of its shares. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal of or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

From time to time, the secondary market for lower grade debt may not be as liquid as the secondary market for more highly rated debt, a factor that may have an adverse effect on the Fund’s ability to dispose of a particular instrument. There are fewer dealers in the market for lower grade securities than investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than higher quality instruments. Under adverse market or economic conditions, the secondary market for lower grade debt could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become highly illiquid. As a result, the Fund could find it more difficult to sell these instruments or may be able to sell the securities only at prices lower than if such instruments were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s net asset value.

Since investors generally perceive that there are greater risks associated with lower-grade debt of the type in which the Fund may invest a portion of its assets, the yields and prices of such debt may tend to fluctuate more than those for higher rated instruments. In the lower quality segments of the fixed income markets, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the income securities market, resulting in greater yield and price volatility.

The Fund is authorized to invest in obligations of issuers which are generally trading at significantly higher yields than had been historically typical of the applicable issuer’s obligations. Such investments may include debt obligations that have a heightened probability of being in covenant or payment default in the future. Such investments generally are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted security for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative. See “Risk Factors and Special Considerations — Risks of Investing in Below Investment Grade Securities and High-Yield Securities.”

Fixed Income Securities Risk. In addition to the risks described applicable to debt securities such as under “Non-Investment Grade Securities Risk,” “Investment Grade Securities Risk,” “Interest Rate Risk,” and “Prepayment Risk,” debt securities, including investment grade and non-investment grade securities, are also subject to issuer risk. Issuer risk is the risk that the value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services. See “Risk Factors and Special Considerations — Fixed Income Securities Risk.”

Common Stock Risk. Common stock of an issuer in the Fund’s portfolio may decline in price if, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is structurally subordinated in terms of priority with respect to corporate income and assets to preferred stock, bonds and other debt instruments in a company’s capital structure and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers. In addition, while common stock has historically generated higher average fixed returns than fixed income securities, common stock has also experienced significantly more volatility in those returns.

An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in stock market indices may depress the prices of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perception of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events affecting the issuers. In addition, common stock prices may be particularly susceptible to rising interest rates, as the cost of capital rises and borrowing costs increase.

Dividend Risk. Dividends on common stock are not fixed but are declared at the discretion of an issuer’s board of directors. There is no guarantee that the issuers of the common stocks in which the Fund invests will declare dividends in the future or that, if declared, dividends will remain at current levels or increase over time. See “Risk Factors and Special Considerations — Dividend Risk.”

Risks of Investing in Preferred Securities. There are special risks associated with investing in preferred securities, including:

•   Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

•   Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

• Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

•   Limited Voting Rights. Generally, preferred security holders have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of trustees to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

See “Risk Factors and Special Considerations — Risks of Investing in Preferred Securities.”

Special Risks of Derivative Transactions. Derivative transactions in which the Fund may engage for hedging and speculative purposes or to enhance total return, including engaging in transactions such as options, futures, swaps, foreign currency transactions including forward foreign currency contracts, currency swaps or options on currency and currency futures and other derivatives transactions (“Derivative Transactions”), also involve certain risks and special considerations. Derivative Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Derivative Transactions depends on the Investment Adviser’s ability to predict pertinent market movements, which cannot be assured. Thus, the use of Derivative Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. The use of foreign currency transactions can result in the Fund’s incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Derivative

Transactions are not otherwise available to the Fund for investment purposes.

To the extent that the Fund purchases options pursuant to a hedging strategy, the Fund will be subject to the following additional risks. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option.

Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. See “Risk Factors and Special Considerations — Special Risks of Derivative Transactions.”

Non-U.S. Securities Risk. The Fund may make investments in non-U.S. securities up to ___% of its assets. Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: (i) fluctuations in foreign exchange rates; (ii) future foreign economic, financial, political and social developments; (iii) different legal systems; (iv) the possible imposition of exchange controls or other foreign governmental laws or restrictions; (v) lower trading volume; (vi) much greater price volatility and illiquidity of certain non-U.S. securities markets; (vii) different trading and settlement practices; (viii) less governmental supervision; (ix) changes in currency exchange rates; (x) high and volatile rates of inflation; (xi) fluctuating interest rates; (xii) less publicly available information; and (xiii) different accounting, auditing and financial recordkeeping standards and requirements.

The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of: (i) the possibility of expropriation or nationalization of assets; (ii) confiscatory taxation; (iii) difficulty in obtaining or enforcing a court judgment; (iv) economic, political or social instability; and (v) diplomatic developments that could affect investments in those countries.

Because the Fund will invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s net asset value or total returns could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain investments in non-U.S. securities also may be subject to foreign withholding taxes. Dividend income from non-U.S. corporations may not be eligible for the reduced rate for qualified dividend income. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as: (i) growth of gross domestic product; (ii) rates of inflation; (iii) capital reinvestment; (iv) resources; (v) self-sufficiency; and (vi) balance of payments position.

As a result of these potential risks, Highland may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Fund may invest in countries in which foreign investors, including Highland, have had no or limited prior experience. See “Risk Factors and Special Considerations — Non-U.S. Securities Risk.”

Foreign Currency Risk. Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. See “Risk Factors and Special Considerations — Foreign Currency Risk.”

Management and Fees	The Investment Adviser will provide a continuous investment program for the Fund’s portfolio and oversee the administration of all aspects of the Fund’s business and affairs. For its services, the Investment Adviser will receive fees at an annual rate of [___%] of the Fund’s average weekly Total Managed Assets payable monthly in arrears. “Total Managed Assets” means the total assets of the Fund minus accrued liabilities of the Fund (other than liabilities in connection with borrowings, the liquidation preference of any preferred shares outstanding, reverse repurchase agreements, and debt instruments issued by the Fund, such as commercial paper or other forms of debt securities). For purposes of calculating “Total Managed Assets”, collateral received for securities loaned by the Fund which is invested in accordance with the Fund’s investment objectives and policies shall be considered an asset of the Fund and any liability associated with such collateral shall be excluded from the Fund’s liabilities. By way of clarification, with respect to any reverse repurchase agreement, dollar roll or similar transaction, “Total Managed Assets” includes any proceeds from the sale of an asset of the Fund to a counterparty in such transaction, in addition to the value of the underlying asset as of the relevant measuring date.

Potential Conflicts of Interest. If the Fund employs leverage, the Investment Adviser will benefit because the Fund’s Total Managed Assets will increase with leverage. Furthermore, the Investment Adviser will also benefit to the extent that the Fund’s Total

Managed Assets are derived from the reinvested collateral received on portfolio securities loaned. See “Management of the Fund — Investment Adviser.”

Anti-Takeover Provisions	The Fund’s Agreement and Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could deprive the holders of common shares of opportunities to sell their common shares at a premium over the then current market price of the common shares or at net asset value. See “Risk Factors and Special Considerations — Risks of Investing in a Fund with Anti-Takeover Provisions” and “Anti-Takeover Provisions in the Agreement and Declaration of Trust.”

Custodian, Transfer Agent, and Dividend Disbursing Agent	[ ] (the “Custodian”), located at [ ] serves as the custodian of the Fund’s assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund’s assets in compliance with the 1940 Act.

[ ], located at [ ] serves as the Fund’s dividend disbursing agent, as agent under the Fund’s dividend reinvestment plan, and as transfer agent and registrar with respect to the common shares of the Fund.

SUMMARY OF FUND EXPENSES
     The following table shows Fund expenses as a percentage of net assets attributable to common shares. Because the Fund has no operating history, the following tables are based on the assumption that the Fund has issued [                    ] common shares and has utilized leverage through the [issuance of preferred shares or borrowings under a credit facility or otherwise] in an amount equal to ___% of the Fund’s total assets (including the proceeds of such leverage).

Shareholder Transaction Expenses

Sales Load Paid By You (as a percentage of offering price)	[ ]%
Offering Expenses Borne by the Fund (as a percentage of offering price)	[ ](1)
Dividend Reinvestment Plan Fees	None(2)

As a Percentage of Net Assets
Attributable to Common Shares(3)
Annual Expenses
Management Fees(4)	[ ]	%
Interest payments on borrowed funds	[ ]	%
Other Expenses	[ ]	%

Total Annual Expenses	[ ]	%

(1)	The Fund has agreed to reimburse Highland for expenses incurred by Highland in connection with this offering (other than the marketing and structuring fee payable by Highland as described in “Underwriting — [ ]”). Offering expenses paid by the Fund (other than the sales load), including expenses reimbursed by the Fund to Highland, will not exceed $0.04 per common share sold by the Fund in this offering. If the offering expenses referred to in the preceding sentence exceed this amount, Highland will pay the excess. The aggregate offering expenses (excluding the sales load but including expenses reimbursed to Highland) to be incurred by the Fund are estimated to be $[ ], assuming the underwriters’ over-allotment option is not exercised ($[ ], assuming full exercise of the over-allotment option), or $0.04 per common share sold by the Fund in this offering. To the extent that aggregate offering expenses are less than $.04 per common share, up to [ ]% (which will be up to $[ ]) will be paid as reimbursement to NexBank Securities, Inc. (“NexBank”), an affiliate of the Investment Adviser, for distribution assistance. See “Underwriting.”

(2)	You will be charged a $2.50 service charge and pay a brokerage commission of $0.05 per share sold if you direct the plan agent to sell your common shares held in a dividend reinvestment account.

(3)	The table and Expense Example presented below in this footnote estimates the Fund’s annual expenses stated as percentages of the Fund’s net assets attributable to common shares. This table assumes the Fund is the same size as in the table above, but unlike the table above, assumes that no preferred shares are issued and that the Fund does not borrow any funds, and therefore does not reflect any interest on borrowed funds or other costs and expenses of borrowing. The Fund may use leverage through borrowings or other transactions involving indebtedness or through the issuance of preferred shares, as described under “Prospectus Summary — Leverage,” in which case the Fund would have interest and other borrowing costs and expenses. The footnote used in the table below corresponds to the footnote appearing below this footnote (3). In accordance with these assumptions, the Fund’s expenses would be estimated to be as follows:

As a Percentage of Net Assets
Attributable to Common Shares
(assumes Preferred Shares
are not issued and
the Fund does not
use leverage or borrowings)

Annual Expenses
Management Fees(4)	[ ] %
Interest payments on borrowed funds	None
Other Expenses	[ ] %

Total Annual Expenses	[ ] %
     Expense Example. The following example illustrates the expenses (including the sales load of $___ and estimated offering expenses of this offering of $2) that an investor would pay on a $1,000 investment in common shares, assuming (1) the Fund does not use leverage, (2) total net annual expenses of [                    ]% of net assets attributable to common shares and (3) a 5% annual portfolio total return.

	1 Year	3 Years	5 Years	10 Years

Total Expenses Incurred	$[ ]	$[ ]	$[ ]	$[ ]

(4)	“Management Fees” include both the investment advisory and administrative services fees paid to Highland. Highland will receive from the Fund monthly advisory fees at an annual rate of % of the Fund’s average weekly Total Managed Assets. Highland will also receive from the Fund monthly administrative services fees at an annual rate of % of the Fund’s average weekly Total Managed Assets. Management Fees are calculated based on the Fund’s Total Managed Assets, so if leverage is used Management Fees as a percentage of net assets attributable to common shares will be higher than if leverage is not used.
     The purpose of the table above and the example below is to help you understand all fees and expenses that you, as a holder of common shares, would bear directly or indirectly. The expenses shown in the table under “Other Expenses” and “Total Annual Expenses” are based on estimated amounts for the Fund’s first year of operations and assume that the Fund issues [                    ] common shares. If the Fund issues fewer common shares, all other things being equal, these expenses would increase as a percentage of net assets attributable to common shares.
     Expense Example. The following example illustrates the expenses (including the sales load of $___and estimated offering expenses of this offering of $2) that an investor would pay on a $1,000 investment in common shares, assuming (1) the Fund has utilized leverage through the [issuance of preferred shares or borrowings under a credit facility or otherwise] in an amount equal to ___% of the Fund’s total assets (including the proceeds of such leverage), (2) total net annual expenses of [     ]% of net assets attributable to common shares and (3) a 5% annual portfolio total return.

	1 Year	3 Years	5 Years	10 Years

Total Expenses Incurred	$[ ]	$[ ]	$[ ]	$[ ]
The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those assumed, and will be greater if the Fund borrows more money than assumed in the table and example above. The example assumes that the estimated “Other Expenses” set forth in the Annual Expenses table are accurate and that all distributions are reinvested at net asset value. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

USE OF PROCEEDS
     The net proceeds of the offering are estimated at approximately $     ($     if the Underwriters exercise the overallotment option in full), after deduction of the underwriting discounts and estimated offering expenses payable by the Fund. The Investment Adviser expects that it will initially invest the proceeds of the offering in high quality short-term debt securities and instruments or one or more money market funds. The Investment Adviser anticipates that the investment of the proceeds will be made in accordance with the Fund’s investment objectives and policies as appropriate investment opportunities are identified. The investment of the proceeds is expected to substantially be completed within                      months; however, changes in market conditions could result in the Fund’s anticipated investment period extending to as long as                      months. Pending such investment, it is anticipated that the proceeds will be invested in Money Market Instruments (defined below).
THE FUND
     The Fund is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Delaware statutory trust on January 12, 2009, pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware. As a newly organized entity, the Fund has no operating history. The Fund’s principal office is located at 13455 Noel Road, Suite 800, Dallas, TX, 75240 and its telephone number is (877) [     ].
INVESTMENT OBJECTIVES AND POLICIES
Investment Objectives and Portfolio Management Strategy
     The Fund’s investment objective is to seek to provide a high level of current income, with capital appreciation as a secondary objective. The Fund’s investment objectives are not fundamental and may be changed by the Fund’s Board of Trustees. Shareholders will be notified of any changes in the investment objectives.
     The Fund will invest, under normal circumstances, at least 80% of the value of its total assets (net assets plus any borrowings for investment purposes) in Royalty Securities. Royalty Securities are securities related to pharmaceutical royalty streams, which means that they are debt and equity securities secured by or related to royalties derived from licenses of intellectual property related to pharmaceutical products. The intellectual property consists primarily of patents, but may include trademarks and copyrights. This policy is not fundamental, although shareholders will be given 60 days’ notice of any changes. The Fund may invest in debt or equity Royalty Securities without limit. Key attributes considered by Highland when making investments in Royalty Securities include coverage, leverage and loan-to-value ratios. The Fund may also invest in other types of equity securities, including common stock, preferred stock and warrants. The Fund may also invest in other types of fixed-income securities, including secured and unsecured floating and fixed rate loans, bonds, and other debt obligations. Under normal conditions, up to 100% of the Fund’s net assets may be invested in Royalty Securities. The Fund may, however, invest up to 20% of its total assets in securities secured by or related to royalty streams related to other industries. The Fund will concentrate its investments in the life sciences and healthcare group of industries, which means that the Fund will invest more than 25% of its assets in issuers in the life sciences and healthcare group of industries, and currently anticipates that at least 80% of the value of its total assets will be invested in such group of industries.
     Highland’s investment process relating to Royalty Securities begins with a detailed discussion with independent consultants, at which time it typically challenges key assumptions with primary data gathered by its portfolio management team. An independent consultant is generally engaged to provide a fact-based assessment of the revenue potential of the relevant royalty stream to the initial purchasers of the

Royalty Securities. Highland then performs a detailed analysis of the underlying structure, compares the relative value of the transaction based on its overall credit portfolio and selects minimum yield levels and maximum probability of default parameters for an investment, and seeks to influence the structure in an attempt to provide a structure that is most favorable to the Fund. Highland’s investment team forms its fundamental and relative value view based on rigorous, bottom-up credit analysis. Highland’s due diligence investigation may be supported by report of an independent consultant that provides revenue forecast of a royalty stream and legal opinions regarding relevant patents or patent applications. Highland’s investment committee has final investment approval authority. Following an investment, the portfolio management team will seek to continuously monitor the Fund’s portfolio and determine when investments will be bought and sold based on credit views, technical conditions, portfolio limitations, and other relevant factors, such as seeking a mix of Royalty Securities related to drugs that treat a variety of indications.
     Royalty Securities
     Companies holding rights to intellectual property may create bankruptcy remote special purpose entities whose underlying assets are royalty license agreements and intellectual property rights related to a product. Such bankruptcy remote special purpose entities are generally intended to provide security to lenders and investors, as well as improve their access to the collateral supporting their loan or investment. A significant portion of the Fund’s investments will be related to pharmaceutical royalties that are secured by rights related to one or more drugs.
     Royalty Securities may include bonds, loans and equity issued by the special purpose entity. The Investment Adviser believes that the terms of Royalty Securities that are bonds issued by pharmaceutical companies may be favorable as compared to the broader debt universe, and that the returns are not highly correlated with general credit market events.
     In a typical structure in the pharmaceutical industry, a small pharmaceutical company that develops a compound may license the commercial opportunity to a large-cap pharmaceutical company in exchange for payments upon completion of certain milestones (for example, FDA approval) and a percentage of future product sales. Upon securing the right to receive royalties on product sales, the small pharmaceutical company finances a loan or bond secured by the royalty stream, which is typically non-recourse to either of the pharmaceutical companies.
     In addition, a company, the sponsor, may create a wholly owned subsidiary, the issuer, that issues the Royalty Securities. The sponsor sells, assigns and contributes to the issuer rights under one or more license agreements, including the right to receive royalties and certain other payments from sales of the pharmaceutical or other products. The sponsor also pledges the equity ownership interests in the issuer to the trustee under the indenture related to the notes. In return, the sponsor receives the proceeds of the securities from the issuer. The issuer of the securities grants a security interest in its assets to the trustee and is responsible for the debt service on the notes. An interest reserve account may be established to provide a source for payments should there be a cash flow shortfall for one or more periods. Many structures include a 100% cash flow sweep, which means that the principal is paid down by all cash flows received. Although the notes may have a legal maturity date of up to five to sixteen years from issuance, the expected weighted average maturity of the notes may be significantly shorter because of expected required principal repayments if funds are available.
     If the issuer of the loan or bond defaults, any recourse will be limited to the issuer (which is formed for the limited purpose of purchasing and holding the license agreement or related intellectual property) and the collateral. The pharmaceutical or other company sponsoring the special purpose entity will generally not have the obligation to contribute additional equity to the issuer. If the sponsor of the issuer were to become a debtor in a bankruptcy case, a creditor or trustee could request that the bankruptcy court consolidate the issuer of the Royalty Security with its sponsor and recharacterize the transaction or take other actions that adversely impact the securities and the Fund.

     General Information About the Fund’s Investments
     In addition to the portion of the Fund invested in Royalty Securities, the Fund may invest up to 20% of its total assets in certain other investments. The Fund may invest and trade in listed and unlisted, public and private, rated and unrated, debt and equity instruments and other obligations. A significant portion of the Fund’s assets may be invested in securities rated below investment grade, or if unrated determined by the Investment Adviser to be of similar quality, which are commonly referred to as “junk securities.” The Fund may invest in securities and other instruments traded in foreign countries and denominated in foreign currencies. The Fund may invest in any type of equity securities including but not limited to common stock, preferred stock and warrants. The Fund may engage in derivatives transactions such as options, futures, swaps, foreign currency transactions including forward foreign currency contracts, currency swaps or options on currency and currency futures and other derivatives transactions.
     The Investment Adviser intends to focus on investments primarily in the U.S. and Canadian marketplace, but may pursue opportunities in the non-North American credit or securities markets by investing a portion of the Fund’s assets in non-North American credit or securities market investments.
     The Investment Adviser believes that the Fund will benefit from Highland’s expertise and positioning in the life sciences and healthcare group of industries, its access to resources such as industry experts and investment banks active in this area and its experience with investments in this asset class since 2004. The investment staff’s monitoring of the market and new opportunities assists the Investment Adviser in obtaining timely and high-quality information on prospective investments.
     A substantial majority of the Fund’s investments will be in Rule 144A Securities, which are “restricted” securities that are exempt from registration requirements of the Securities Act of 1933, as amended, and may be sold only to certain qualified institutional buyers, such as the Fund.
     From time to time, the Investment Adviser may also invest a portion of the Fund’s assets in Money Market Instruments to enable the Fund to make investments quickly and to serve as collateral with respect to certain of its investments. A greater percentage of Fund assets may be invested in Money Market Instruments if the Investment Adviser believes that a defensive position is appropriate because of the outlook for security prices or in order to respond to adverse market, economic, business or political conditions. During the period following this offering the Fund may invest a substantial portion of its assets in Money Market Instruments as the Fund seeks opportunities in Royalty Securities. Therefore, there will be an initial investment period of approximately ___ to ___ months following the completion of this offering before the Fund is invested in accordance with its principal investment strategies. From time to time cash balances in the Fund’s brokerage account may be placed in a money market fund.
     As a non-diversified investment company, the Fund is not limited by the 1940 Act in the proportion of the Fund’s assets it may invest in securities of a single issuer. From time to time, the Fund may be invested in a very small number of investments as the number of available Royalty Securities for investment may be smaller than the number of available investments in other types of securities, which may result in the Fund owning a small number of positions, each of which is a relatively large portion of the Fund’s portfolio. The Fund intends, however, to limit its investments so as to comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”) for qualification as a regulated investment company, which generally are less restrictive than the requirements applied to a “diversified” investment company under the 1940 Act. See “Additional Income Tax Considerations” in the SAI for additional information on the diversification requirements imposed by the Code.
Certain Other Investment Practices
     Asset-Backed Securities. The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.
     Non-Investment Grade Securities. The Fund will invest in securities rated below investment grade, such as those rated Ba or lower by Moody’s and BB or lower by S&P or securities comparably rated by other rating agencies or in unrated securities determined by Highland to be of comparable quality. Securities rated Ba by Moody’s are judged to have speculative elements, their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Securities rated C are regarded as having extremely poor prospects of ever attaining any real investment standing. Securities rated D are in default and the payment of interest and/or repayment of principal is in arrears. The Fund may purchase securities rated as low as D or unrated securities deemed by Highland to be of comparable quality.
     Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The secondary market for lower grade securities may be less liquid than that of higher rated securities. Adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund’s net asset value.
     The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupon of such securities. Accordingly, lower grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with lower grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in the Fund’s relative share price volatility.
     Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.
     The ratings of Moody’s and S&P and the other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, Highland also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Fund invests in lower grade securities that have not been rated by a rating agency, the Fund’s ability to achieve its investment objectives will be more dependent on Highland’s credit analysis than would be the case when the Fund invests in rated securities.
     Senior Loans. Senior loans hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the general assets of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. Senior loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. The Fund also may purchase unsecured loans, other floating rate debt securities such as notes, bonds and asset-backed securities (such as securities issued by special purpose funds investing in bank loans), investment grade and below investment grade fixed income debt obligations and Money Market Instruments, such as commercial paper. A high percentage of senior loans held by the Fund may be rated, if at all, below investment grade by independent rating agencies, or, if unrated, of equivalent quality. While these investments are not a primary focus of the Fund, the Fund does not have a policy limiting such investments to a specific percentage of the Fund’s assets.
     Loans and other corporate debt obligations are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. There can be no assurance that the liquidation of any collateral securing a senior loan would satisfy a borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of the bankruptcy of a borrower.
     The amount of public information available with respect to issuers of senior loans will generally be less extensive than that available for issuers of registered or exchange listed securities. No active trading market may exist for many senior loans, and some senior loans may be subject to restrictions on resale. Investing in senior loans also involves the risk that some borrowers may default on their senior loan payments. The Fund also is subject to market, liquidity, interest rate and other risks. See “Risk Factors and Special Considerations.”
     Second Lien Loans. Second lien loans are loans made by public and private corporations and other non-governmental entities and issuers for a variety of purposes. Second lien loans are second in right of payment to one or more senior loans of the related borrower. Second lien loans typically are secured by a second priority security interest or lien to or on specified collateral securing the borrower’s obligation under the loan and typically have similar protections and rights as senior loans. Second lien loans are generally not subordinate in right of payment to any obligation of the related borrower other than senior loans of such borrower. Second lien loans, like senior loans, typically have adjustable floating rate interest payments. Because second lien loans are second to senior loans, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. Such investments generally are of below investment grade quality. Other than their subordinated status, second lien loans have many characteristics and risks similar to senior loans discussed above. In addition, second lien loans of below investment grade quality share many of the risk characteristics of non-investment grade securities. As in the case of senior loans, the Fund may purchase interests in second lien loans through assignments or participations.
     Second lien loans are subject to the same risks associated with investment in senior loans and non-investment grade securities. Because second lien loans are second in right of payment to one or more senior loans of the related borrower, they therefore are subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to the Fund. Second lien loans are also expected to have greater price volatility than senior loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in second lien loans, which would create greater credit risk exposure.
     Unsecured Loans. Unsecured loans are loans made by public and private corporations and other non-governmental entities and issuers for a variety of purposes. Unsecured loans generally have lower priority in right of payment compared to holders of secured debt of the borrower. Unsecured loans are not secured by a security interest or lien to or on specified collateral securing the borrower’s obligation under the loan. Unsecured loans by their terms may be or may become subordinate in right of payment to other obligations of the borrower, including senior loans, second lien loans and other secured loans. Unsecured loans may have fixed or adjustable floating rate interest payments. Because unsecured loans are subordinate to the secured debt of the borrower, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. Such investments generally are of non-investment grade quality. Other than their subordinated and unsecured status, such investments have many characteristics and risks similar to senior loans, second lien loans and other secured loans discussed above. In addition, unsecured loans of non-investment grade quality share many of the risk characteristics of non-investment grade securities. As in the case of secured loans, the Fund may purchase interests in unsecured loans through assignments or participations.
     Unsecured loans are subject to the same risks associated with investment in senior loans, second lien loans, other secured loans and non-investment grade securities. However, because unsecured loans rank lower in right of payment to any secured obligations of the borrower, they may be subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to the secured obligations of the borrower. Unsecured loans are also expected to have greater price volatility than secured loans and may be less liquid. There is also a possibility that loan originators will not be able to sell participations in unsecured loans, which would create greater credit risk exposure.
     Investment Grade Securities. The Fund may invest in a wide variety of bonds that are rated or determined by the Investment Adviser to be of investment grade quality of varying maturities issued by U.S. corporations and other business entities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, Money Market Instruments and similar instruments and securities. Corporations and other issuers generally use bonds to borrow money from investors for a variety of business purposes. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date. Some investment grade securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values. Although more creditworthy and generally less risky than non-investment grade securities, investment grade securities are still subject to market and credit risk.
     Other Fixed Income Securities. The Fund also may purchase unsecured loans, other floating rate or fixed rate debt securities such as notes, bonds and asset-backed securities (such as securities issued by special purpose funds investing in bank loans), investment grade and below investment grade fixed income debt obligations and Money Market Instruments, such as commercial paper. The high-yield securities in which the Fund may invest are rated Ba or lower by Moody’s or BB or lower by S&P or are unrated but determined by the Investment Adviser to be of comparable quality. Debt securities rated below investment grade are commonly referred to as “junk securities” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Fund’s fixed-income securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The Fund may invest in fixed-income securities with a broad range of maturities.
     The Fund may invest in zero coupon bonds, deferred interest bonds and bonds or preferred stocks on which the interest is payable-in-kind (PIK bonds). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater volatility in market value due to changes in interest rates. The Fund may be required to accrue income on these investments for federal income tax purposes and is required to distribute its net income each year in order to qualify for the favorable federal income tax treatment potentially available to regulated investment companies. The Fund may be required to sell securities to obtain cash needed for income distributions.
     Equities and Common Stock. The Fund will purchase equity securities of various issuers. An inherent risk of investing in the Fund is equity risk, which is the risk that the securities held by the Fund will fall in market value due to adverse market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate and the particular circumstances and performance of particular companies whose securities the Fund holds. An investment in the Fund represents an indirect economic stake in the securities owned by the Fund, which are for the most part traded on securities exchanges or in the over-the-counter markets. The market value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably, and the prices of most securities in a market can drop substantially at any time. The net asset value of the Fund may at any point in time be less than at the time the shareholder invested in the Fund, even after taking into account any reinvestment of distributions.
     The Fund may acquire an interest in common stocks in various ways, including upon the default of a senior loan secured by such common stock or by acquiring common stock for investment. The Fund may also acquire warrants or other rights to purchase a borrower’s common stock in connection with the making of a senior loan. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits, if any, of the corporation without preference over any other shareholder or class of shareholders, including holders of such entity’s preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.
     Warrants. The Fund may invest in equity and index warrants, which are securities that give the holder the right, but not the obligation, to subscribe for newly created equity issues of the issuing company or a related company at a specified price either on a certain date or during a specified period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.
     Preferred Securities. The Fund may invest in preferred securities. Preferred securities are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer’s common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund’s debt securities.
     Fixed rate preferred stocks have fixed dividend rates. They can be perpetual, with no mandatory redemption date, or issued with a fixed mandatory redemption date. Certain issues of preferred stock are convertible into other equity securities. Perpetual preferred stocks provide a fixed dividend throughout the life of the issue, with no mandatory retirement provisions, but may be callable. Sinking fund preferred stocks provide for the redemption of a portion of the issue on a regularly scheduled basis with, in most cases, the entire issue being retired at a future date. The value of fixed rate preferred stocks can be expected to vary inversely with interest rates.
     Adjustable rate preferred stocks have a variable dividend rate which is determined periodically, typically quarterly, according to a formula based on a specified premium or discount to the yield on particular U.S. Treasury securities, typically the highest base-rate yield of one of three U.S. Treasury securities: the 90-day Treasury bill; the 10-year Treasury note; and either the 20-year or 30-year Treasury bond or other index. The premium or discount to be added to or subtracted from this base-rate yield is fixed at the time of issuance and cannot be changed without the approval of the holders of the adjustable rate preferred stock. Some adjustable rate preferred stocks have a maximum and a minimum rate and in some cases are convertible into common stock.
     Auction rate preferred stocks pay dividends that adjust based on periodic auctions. Such preferred stocks are similar to short-term corporate Money Market Instruments in that an auction rate preferred stockholder has the opportunity to sell the preferred stock at par in an auction, normally conducted at least every 49 days, through which buyers set the dividend rate in a bidding process for the next period. The dividend rate set in the auction depends on market conditions and the credit quality of the particular issuer. Typically, the auction rate preferred stock’s dividend rate is limited to a specified maximum percentage of an external commercial paper index as of the auction date. Further, the terms of the auction rate preferred stocks generally provide that they are redeemable by the issuer at certain times or under certain conditions.

     Convertible Securities. The Fund’s investment in debt securities may include securities that are convertible into the equity securities of the issuer or a related company. Depending on the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like equity securities than debt instruments.
     Other Investment Companies. The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund’s investment objectives and principal investment strategies and permissible under the 1940 Act. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses will be in addition to the direct expenses incurred by the Fund.
     Exchange Traded Funds. Subject to the limitations on investment in other investment companies, the Fund may invest in exchange traded funds (“ETFs”). ETFs, such as SPDRs, NASDAQ 100 Index Trading Stock (QQQs), iShares and various country index funds and sector funds, are funds whose shares are traded on a national exchange. ETFs may be based on underlying equity or fixed income securities. SPDRs, for example, seek to provide investment results that correspond generally to the performance of the component common stocks of the S&P 500. The iShares Dow Jones US Healthcare ETF, for example, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of U.S. healthcare stocks, as represented by the Dow Jones U.S. Health Care Index. Other ETFs may seek to track a multiple of an index or the inverse of an index. For example, ProShares UltraShort Health Care ETF seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the Dow Jones U.S. Health Care Index. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses incurred by the Fund.
     Short Sales. The Fund may to attempt to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Investment Adviser believes possess volatility characteristics similar to those being hedged. The Fund does not intend to use short sales for speculative purposes. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.
     The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Fund will also be required to designate on its books and records similar collateral to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.
     If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is unlimited.
     The Fund may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stocks that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. The Fund expects normally to close its short sales against-the-box by delivering newly acquired stock.
     Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. Although the Fund reserves the right to utilize short sales, the Investment Adviser is under no obligation to utilize short sales at all.
     As described above under “—Exchange Traded Funds”, the Fund may purchase ETFs that seek to track the inverse of an index (or a multiple of the inverse of an index) for hedging purposes. Purchases of such securities have similar economic effect as short sales and the Investment Adviser may do so to attempt to limit exposure to a possible market decline in the value of the Fund’s portfolio securities.
     Non-U.S. Securities. The Fund may make investments in non-U.S. securities up to ___% of its assets, which may include securities denominated in U.S. dollars or in non-U.S. currencies or multinational currency units. For purposes of the Fund, a company is deemed to be a non-U.S. company if it meets the following tests: (i) such company was not organized in the United States; (ii) such company’s primary business office is not in the United States; (iii) the principal trading market for such company’s securities is not located in the United States; (iv) less than 50% of such company’s assets are located in the United States; or (v) 50% or more of such issuer’s revenues are derived from outside the United States. Non-U.S. securities markets generally are not as developed or efficient as those in the United States. Securities of some non-U.S. issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most non-U.S. securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.
     Because evidences of ownership of such securities usually are held outside the United States, the Fund would be subject to additional risks if it invested in non-U.S. securities, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the non-U.S. securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.
     Since non-U.S. securities may be purchased with and payable in foreign currencies, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.
     Rule 144A Securities. Rule 144A under the Securities Act of 1933, as amended, provides a non-exclusive safe harbor exemption from the registration requirements of the Act for the resale of certain “restricted” securities to certain qualified institutional buyers, such as the Fund.
     Derivative Transactions. The Fund may, but is not required to, use various Derivative Transactions described below to facilitate portfolio management and mitigate risks. Such Derivative Transactions are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors. Although the Investment Adviser seeks to use the practices to further the Fund’s investment objectives, no assurance can be given that these practices will achieve this result. Under normal market conditions, the Fund’s investment in Derivative Transactions will not exceed [20]% of its total assets.
     The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Fund also may purchase derivative instruments that combine features of these instruments. The Fund generally seeks to use Derivative Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of senior loans or other securities held in or to be purchased for the Fund’s portfolio, protect the value of the Fund’s portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, protect against changes in currency exchange rates, manage the effective maturity or duration of the Fund’s portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities.
     Derivative Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction, or illiquidity of the derivative instruments. Furthermore, the ability to use successfully Derivative Transactions depends on the Investment Adviser’s ability to predict pertinent market movements, which cannot be assured. Thus, the use of Derivative Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Derivative Transactions are not otherwise available to the Fund for investment purposes. Please refer to the Statement of Additional Information for more information on Derivative Transactions and their risks.
     Options. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Certain options, known as “American style” options may be exercised at any time during the term of the option. Other options, known as “European style” options, may be exercised only on the expiration date of the option.
     If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option when purchased. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss.
     Futures Contracts and Options on Futures. In connection with its Derivative Transactions and other risk management strategies, the Fund may also enter into contracts for the purchase or sale for future delivery (“futures contracts”) of securities, aggregates of securities or indices or prices thereof, other financial indices and U.S. government debt securities or options on the above.
     Money Market Instruments. Money Market Instruments include short-term U.S. government securities, U.S. dollar-denominated, high quality commercial paper (unsecured promissory notes issued by corporations to finance their short-term credit needs), certificates of deposit, bankers’ acceptances and repurchase agreements relating to any of the foregoing. U.S. government securities include Treasury notes, bonds and bills, which are direct obligations of the U.S. government backed by the full faith and credit of the United States and securities issued by agencies and instrumentalities of the U.S. government, which may be guaranteed by the U.S. Treasury, may be supported by the issuer’s right to borrow from the U.S. Treasury or may be backed only by the credit of the federal agency or instrumentality itself.
     U.S. Government Securities. U.S. government securities in which the Fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (GNMA), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States government. Others are supported by (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and therefore may be regarded as illiquid.
     Zero Coupon Securities. The securities in which the Fund invests may include zero coupon securities, which are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than securities that make regular payments of interest. The Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund’s distribution obligations, in which case the Fund will forego the purchase of additional income producing assets with these funds.
     Lending of Assets. The Fund may lend up to 33 1/3% of its assets. It may lend assets to registered broker-dealers or other institutional investors deemed by the Investment Adviser to be of good standing under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.
     Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period. During the period in which the net proceeds of this offering of common shares are being invested, during periods in which Highland determines that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so or pending re-investment of proceeds received in connection with the sale of a security, the Fund may deviate from its investment strategy and invest all or any portion of its assets in cash or cash equivalents. Highland’s determination that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund’s investment strategy is extremely limited or absent. In such a case, shares of the Fund may be adversely affected and the Fund may not pursue or achieve its investment objectives.
     Leverage. As provided in the 1940 Act and subject to certain exceptions, the Fund may issue debt or preferred shares with the condition that immediately after issuance the value of its total assets, less certain ordinary course liabilities, exceed 300% of the amount of the debt outstanding and exceed 200% of the sum of the amount of debt and preferred shares outstanding. Any such debt or preferred shares may be convertible in accordance with Commission guidelines, which may permit the Fund to obtain leverage at attractive rates. If leverage is used, the Fund currently expects that it will leverage through borrowings of money.
     The concept of leveraging is based on the premise that so long as the cost of the leverage on the assets to be obtained by the leverage is lower than the return earned by the Fund on these leveraged assets, the common shareholders will benefit from the incremental return. Should the differential between the return produced by the underlying assets and the cost of leverage narrow, the incremental return will be reduced.
     Furthermore, if the cost of the leverage on the leveraged assets exceeds the return earned by the Fund on these leveraged assets, the net asset value of the Fund will be diminished. See “Risk Factors and Special Considerations — Leverage Risk.”
Portfolio Turnover
     The investment policies of the Fund may lead to frequent changes in investments. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less). Higher portfolio turnover may decrease the after tax return to individual investors in the Fund to the extent that it results in a decrease in the portion of the Fund’s distributions that is attributable to long-term capital gain. The Fund generally does not expect turnover to exceed 100%.
     The Fund has adopted certain investment limitations designed to limit investment risk. These limitations are fundamental and may not be changed without the approval of the holders of a majority, as defined in the 1940 Act, of the outstanding common shares and preferred shares, if any, voting together as a single class. See “Investment Restrictions” in the SAI for a complete list of the fundamental investment policies of the Fund. Should the Fund decide to issue debt, preferred shares or other leverage instruments in the future, it may become subject to rating agency guidelines that are more limiting than its fundamental investment restrictions in order to obtain and maintain a desired rating on such leverage.
RISK FACTORS AND SPECIAL CONSIDERATIONS
     Investors should consider the following risk factors and special considerations associated with investing in the Fund.

RISKS RELATED TO THE FUND’S BUSINESS
No Operating History
     The Fund is a newly organized, non-diversified, closed-end management investment company with no operating history.
Valuation Risk
     Fair value is defined as the amount for which assets could be sold in an orderly disposition over a reasonable period of time, taking into account the nature of the asset. Fair value pricing, however, involves judgments that are inherently subjective and inexact, since fair valuation procedures are used only when it is not possible to be sure what value should be attributed to a particular asset or when an event will affect the market price of an asset and to what extent. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset. In addition, the Royalty Securities may be more difficult to value than other securities that are more widely held and understood. A substantial portion of the Fund’s assets invested in Royalty Securities will be subject to fair value or priced based on a mark provided by a single broker-dealer or market-maker of that security. Single broker quotations may be less reliable than prices received from pricing services that compile information from multiple sources.
Illiquidity of Investments
     The Fund may invest in as many illiquid investments as the Investment Adviser deems prudent to achieve the Fund’s investment objectives. The Fund may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of their fair value or the amount paid for such investments by the Fund. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale by the Fund and other factors. Furthermore, the nature of the Fund’s investments, especially those in certain Royalty Securities, may require a long holding period prior to being able to determine whether the investment will be profitable or not.
Tax Risk
     In general, the Fund expects to treat Royalty Securities as debt for U.S. federal income tax purposes, provided that the issuer of such securities and the sponsor also treat such securities as debt. In some cases, the U.S. federal income tax status of a Royalty Security (that is, as equity or debt) can be uncertain. In no event will a ruling or other type of assurance be sought from the IRS regarding the tax status of any of the Fund’s Royalty Security investments. It is possible that the IRS or, if litigated, a court could disagree with the Fund’s treatment of a particular Royalty Security holding for U.S. federal income tax purposes. In particular, in the event the IRS or a court determines that one or more Royalty Securities treated by the Fund as debt for U.S. federal income tax purposes should instead be treated as equity, there could be adverse consequences to the Fund, including the failure of the Fund to qualify as a RIC, which would mean that all of its taxable income would be subject to a Fund-level tax at regular corporate income tax rates without any deduction for distributions to shareholders, and all Fund distributions from earnings and profits (including those attributable to net long-term capital gains) would be taxable to shareholders as ordinary income. Accordingly, in such event, the Fund’s ability to achieve its investment objectives would be adversely affected, and common shareholders would be subject to the risk of diminished investment returns. We cannot assure you what percentage of the distributions paid on the common shares, if any, will consist of tax-advantaged qualified dividend income or long-term capital gains or what the tax rates on various types of income will be in future years.
Key Adviser Personnel Risk
     The Fund’s ability to identify and invest in attractive opportunities is dependent upon Highland, its investment adviser. If one or more key individuals leaves Highland, Highland may not be able to hire qualified replacements or may require an extended time to do so. This situation could prevent the Fund from achieving its investment objectives.

Leverage Risk
     If leverage is used, the Fund currently expects that it will leverage through borrowings from a credit facility. The Fund in the future may decide to leverage through the issuance of Preferred Shares or debt instruments. The use of leverage, which can be described as exposure to changes in price at a ratio greater than the amount of equity invested, through borrowing, the issuance of Preferred Shares or debt instruments, or other forms of market exposure, magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. Subject to applicable margins and other limitations, the Fund may borrow money, or utilize other transactions, for the purpose of leveraging its investments. Insofar as the Fund employs leverage in its investment operations, shareholders will be subject to substantial risks of loss. Interest on borrowings will be a portfolio expense of the Fund and will affect the operating results of the Fund. With volatile instruments, downward price swings can result in margin calls that could require liquidation of securities at inopportune times or at prices that are not favorable to the Fund and cause significant losses. Any issuance of Preferred Shares, debt instruments, such as commercial paper and notes, or other types of borrowing will have seniority over the common shares.
     If the Fund leverages through borrowings, the Fund may enter into definitive agreements with respect to a credit facility or commercial paper program. The Fund may negotiate with commercial banks to arrange such a facility pursuant to which the Fund would be entitled to borrow an amount equal to approximately one-third of the Fund’s total assets (inclusive of the amount borrowed) offered hereby. Any such borrowings would constitute leverage. Such a facility is not expected to be convertible into any other securities of the Fund. Any outstanding amounts are expected to be prepayable by the Fund prior to final maturity without significant penalty, and there are not expected to be any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Fund may be required to prepay outstanding amounts under the facility or incur a penalty rate of interest in the event of the occurrence of certain events of default. The Fund would be expected to indemnify the lenders under the facility against liabilities they may incur in connection with the facility. The Fund may be required to pay commitment fees under the terms of any such facility. With the use of borrowings, there is a risk that the interest rates paid by the Fund on the amount it borrows will be higher than the return on the Fund’s investments.
     The Fund expects that such a facility would contain covenants that, among other things, likely will limit the Fund’s ability to: (i) pay distributions in certain circumstances, (ii) incur additional debt and (iii) engage in certain transactions, including mergers and consolidations. In addition, it may contain a covenant requiring asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for a credit facility on terms and conditions representative of the foregoing or that additional material terms will not apply. In addition, if entered into, any such credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of Preferred Shares.
Investment and Market Discount Risk
     An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in shares of the Fund represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Therefore, like the securities the Fund invests in, the price of the Fund’s shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount to their net asset value. The Fund’s shares may trade at a price that is less than the initial offering price. This risk may be greater for investors who sell their shares in a relatively short period of time after completion of the initial offering.

Management Risk
     The Fund is subject to management risk because its portfolio is actively managed. The Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.
Market Disruption and Geopolitical Risk
     The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world may have resulted in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Investment Adviser does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. economy and securities markets. Given the risks described above, an investment in the common shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund.
Non-Diversified Status
     The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest in the securities of individual issuers to a greater degree than a diversified investment company. As a result, the Fund may be more vulnerable to events affecting a single issuer and therefore subject to greater volatility than a fund that is more broadly diversified. Accordingly, an investment in the Fund may present greater risk to an investor than an investment in a diversified company.
Not a Complete Investment Program
     The Fund is intended for investors seeking current income, with a secondary objective of capital appreciation. The Fund is not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund’s investment objectives as well as the shareholder’s other investments when considering an investment in the Fund.
Risks of Investing in a Fund with Anti-Takeover Provisions
     The Fund’s Agreement and Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could deprive the holders of common shares of opportunities to sell their common shares at a premium over the then current market price of the common shares or at net asset value.
RISKS RELATED TO THE FUND’S INVESTMENTS
Risks of Investing in Royalty Securities
     The Fund may invest up to 100% of its assets in debt and/or equity Royalty Securities. The risks of investing in these securities will include the risks of investing in the underlying industry. In addition, Royalty Securities are currently not widely recognized or understood and the Fund may not be able to sell the securities when it wants to do so. Under certain market conditions, these securities may also become highly illiquid. Each security will include different risk factors specific to that transaction. Risk factors of Royalty Securities generally include risks relating to the products associated with the royalty stream, risks relating to the license agreement, risks relating to the structure of the financing and risks relating to bankruptcy or reorganization proceedings.

Risk Factors Relating to the Product.
     The issuer of the Royalty Security, and the purchaser of the notes or other securities, is relying on forecasts of future sales of the product that may prove to be inaccurate. There are inherent difficulties in making long-range forecasts, which may be compounded by limited sales history of newer products. Assumptions with respect to material contingencies such as experience of consumers with the product, sales and marketing efforts, competition, government regulation and reimbursement status have been made but may be materially incorrect. If estimates of actual sales of the product related to a royalty stream are inaccurate, it could negatively impact the securities, including the payment of principal and interest on any debt securities.
     In the pharmaceutical industry, competition from branded and generic products could negatively impact sales of the product. The pharmaceutical markets for products designed to treat certain indications may be very competitive. Competitive factors include efficacy, manner of administration, price, ease of use and cost-effectiveness (including insurance reimbursement status). Upon the introduction of a generic product or a generic version of a competitive product, sales of the product are likely to be reduced materially.
     Sales efforts for a product underlying a royalty stream may be the responsibility of a counterparty who has licensed the product (or the counterparty’s sublicensee). That entity may have sole control over the pricing of the product in a given territory and may have the ability to reduce or cease its sales efforts in a given territory. The financial or other setback of a counterparty may adversely affect the marketing of the product, reduce the sales of the product, and in turn negatively impact the related Royalty Security, including the payment of principal and interest on any debt securities.
     The intellectual property rights associated with a product, or an active ingredient in a product, may depend on the issuance of a patent or the maintenance and enforcement of the intellectual property rights related to a product. The issuer’s ability to pay principal and interest on the securities in which the Fund invests may be materially and adversely affected if third parties are allowed to infringe or successfully challenge, invalidate or circumvent the intellectual property rights. In the pharmaceutical industry, the patent position of a company may involve complex legal and factual questions, and have recently been the subject of much litigation.
     Sales of a product related to a royalty stream could be negatively impacted by product recalls or product liability claims with respect to such product. The adverse consequences of a product liability claim, which include the possibility of reduced sales, product recalls or additional regulatory controls, could impact an issuer’s ability to pay amounts due on the securities.
     In the pharmaceutical industry, the payments from Royalty Securities rely on milestone payments and/or a royalty stream from an underlying drug which may or may not have received approval of the Food and Drug Administration (“FDA”). If the underlying drug does not receive FDA approval, it could negatively impact the securities, including the payments of principal and/or interest on any debt securities.
     In the pharmaceutical industry, billing and reimbursement processes and potential regulatory changes may cause price erosion and reduce sales of a product. The determination of formularies, or lists of prescription drugs covered by a particular benefit plan, the discounts and pricing under such formularies and the amount of time it takes to obtain favorable formulary status under various plans may impact the sale of a product. Depending upon the tier a product is covered, the patient may have a higher co-payment than for other drugs, including competitors of the product. Changes in U.S. federal and state laws that directly or indirectly impose controls on prescription drugs may negatively impact sales and therefore the ability of the issuer to pay amounts due on the securities.
Risk Factors Relating to the License Agreements.
     As described above, the ability of the issuer to make payments on Royalty Securities depends on a valid license agreement with the counterparty responsible for the commercialization activities of the relevant product or products. If the royalties under the license agreement or agreements are not sufficient for the issuer to meet its payment obligation, the Fund may be adversely affected.

     Royalty rates under a license agreement may be calculated on tiered basis such that rates will be paid at a lower royalty rate until a net sales threshold is passed. In some cases, when net sales exceed the sales threshold, the higher royalty rate may be retroactively applied. To the extent that net sales of a product fall below a relevant threshold, payments on the securities may be delayed or not made. Royalties due under a license agreement may be reduced if a generic drug competing with the product has achieved a certain market share. If a counterparty is required to pay damages, legal fees, license fees or other payments to third parties, the payments due to the issuer may be offset or reduced. In any of these circumstances, the ability of an issuer to make payments of principal or interest may be adversely affected.
     License agreements may be terminated unilaterally by the counterparty under a variety of circumstances, which would result in the elimination of royalties due to the issuer from the counterparty under a license agreement. Such circumstances may include bankruptcy or insolvency of the parent company of the issuer or a material breach of the license agreement by the parent.
Risk Factors Relating to the Structure of the Financing of the Issuer.
     During the terms of applicable license agreements, the issuer generally does not have any ownership or license rights to the intellectual property related to the royalty stream. If an event of default occurs and continues with respect to a Royalty Security held by the Fund, the Fund and the other security holders will not have the right to receive the underlying intellectual property related to the relevant product. If the issuer defaults on its obligations with respect to a Royalty Security, the recourse of the Fund and other security holders will be limited and none of the shareholders, members, partners, officers, employees, directors, managers, agents or incorporators of the issuer, its parent company, the trustee under the security, any placement agent or underwriter and any of their respective affiliates will generally be obligated to make payments on the securities.
     Because the issuers of Royalty Securities are generally special purpose financing entities with no operations of their own, they will depend on payments from counterparties to meet the obligations under the securities. If the counterparties fail to make royalty payments, or if such payments are not made in a timely manner, the issuer will not generally have any other source of funds to meet its payment obligations under the securities.
     Royalty Securities are generally sold through private placements and not registered under the Securities Act of 1933. Such securities will be subject to transfer restrictions, often including a requirement that prospective purchaser enter into a confidentiality agreement relating to matters disclosed under the applicable license agreements. There may be no market for the securities and the securities may be highly illiquid under certain market conditions. Because of the lack of market and illiquidity of such securities, it may be difficult for the Fund to calculate an accurate net asset value.
Risk Factors Relating to Bankruptcy or Reorganization Proceedings.
     An insolvency of the parent company of the issuer could materially affect the rights of the issuer to the royalty payments, and in turn the ability of the issuer to make payments to holders of the securities, including the Fund. The rights under the license agreements, subject to the issuer’s rights, may remain property of the parent company. If the parent were to seek to reorganize or liquidate under the bankruptcy code, such event could delay or limit the payment of counterparties to the issuer pending resolution of the bankruptcy case. The license agreements may be considered “executory contracts” under the bankruptcy code, which means that the parent as debtor in possession or a bankruptcy trustee for the parent could, subject to court approval, reject the parent’s continuing obligations under a license agreement. The insolvency of a counterparty or a sublicensee of a counterparty could delay or limit the payment of amounts due under the applicable license agreement. In any of these events, the issuer’s ability to pay amounts due under the securities may be materially and adversely affected.

     The risks related to each security will vary based on the circumstances of the transaction. Some of the risk factors discussed above may not apply to particular transactions and certain factors may be more pronounced for certain transactions in which the Fund may participate.
Industry Concentration Risk
     The Fund will concentrate its investments in the life sciences and healthcare group of industries, which means that the fund will invest more than 25% of its assets in issuers in the life sciences and healthcare group of industries. The Fund intends to invest at least 80% of the value of its total assets (net assets plus any borrowings for investment purposes) in such group of industries. Given the concentration in life sciences and healthcare, the Fund will be more susceptible to adverse economic or regulatory occurrences affecting that group of industries. Changes in pharmaceutical billing and reimbursement processes or potential regulatory changes may reduce sales of products developed by life sciences companies, which may negatively impact securities held by the Fund. There are inherent risks in the marketing, distribution and sale of pharmaceuticals that could negatively affect issuers in the life sciences and healthcare industries.
Structured Finance Securities Risk
     In addition to the Royalty Securities, which may be considered to be structured finance securities, a portion of the Fund’s investments may consist of collateralized bond obligations, collateralized loan obligations, collateralized mortgage obligations or similar instruments. Structured finance securities may present risks similar to those of the other types of debt obligations in which the Fund may invest and, in fact, such risks may be of greater significance in the case of structured finance securities. Moreover, investing in structured finance securities may entail a variety of additional risks. Among other risks, structured finance securities may be subject to prepayment risk. In addition, the performance of a structured finance security will be affected by a variety of factors, including its priority in the capital structure of the issuer thereof, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets.
Market Dislocation Risk
     Continued market volatility in the price of certain asset classes may adversely affect the Fund. The markets for certain types of assets, particularly structured finance assets, have been very volatile because of illiquidity in the markets and because of concerns about the credit risk of the assets across the market as a whole. Because the Fund is required to price these assets at either market value for investments for which market quotations are available, or if not available, their fair value, the Fund may incur losses even if the asset in question presents minimal credit risk. There can be no assurance that there will not be further deterioration in the markets for these products or additional losses for these or other asset classes, which could adversely affect the Fund.
Asset-Backed Securities Risk
     Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables or the entities providing the credit enhancement. In addition, the underlying assets are subject to prepayments that shorten the securities’ weighted average maturity and may lower their return.
Limited Portfolio Risk
     The Fund may invest in a more limited number of issuers than other investment companies, as the number of available Royalty Securities for investment may be smaller than the number of available investments in other types of securities. This may result in the Fund owning a small number of positions, each of which is a relatively large portion of the Fund’s portfolio. As a result, the Fund may be more vulnerable to events affecting a single issuer and therefore subject to greater volatility than a fund that invests in a larger number of issuers.
Issuer-Specific Risk
     The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The Fund could lose all of its investment in any or all of a company’s, or companies’, securities.
Prepayment Risk
     If interest rates fall, the principal on debt held by the Fund may be paid earlier than expected. If this happens, the proceeds from a prepaid security may be reinvested by the Fund in securities bearing lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.
Interest Rate Risk
     Interest rate risk is the risk that debt securities, and the Fund’s net assets, may decline in value because of changes in interest rates. Generally, debt securities will decrease in value when interest rates rise and increase in value when interest rates decline. This means that the net asset value of the common shares may fluctuate with interest rate changes and the corresponding changes in the value of the Fund’s debt security holdings.
Inflation Risk
     Inflation risk results from the variation in the value of cash flows from a security due to inflation, as measured in terms of purchasing power. For example, if the Fund purchases a bond in which it can realize a coupon rate of 5%, but the rate of inflation increases from 2% to 6%, then the purchasing power of the cash flow has declined. For all but inflation indexed bonds, the Fund is exposed to inflation risk because the interest rate the issuer promises to make is fixed for the life of the security. To the extent that interest rates reflect the expected inflation rate, floating rate bonds have a lower level of inflation risk.
Reinvestment Risk
     The Fund reinvests the cash flows received from a security. The additional income from such reinvestment, sometimes called interest-on-interest, is reliant on the prevailing interest rate levels at the time of reinvestment. There is a risk that the interest rate at which interim cash flows can be reinvested will fall. Reinvestment risk is greater for longer holding periods and for securities with large, early cash flows such as high-coupon bonds. Reinvestment risk also applies generally to the reinvestment of the proceeds the Fund receives upon the maturity or sale of a portfolio security.
Small and Mid-Cap Securities Risk.
     The Fund may invest in companies with small or medium capitalizations, or special purpose entities whose assets are affected by the performance of small or medium capitalization companies. Securities issued by smaller and medium capitalization companies can be more volatile than, and perform differently from, larger company securities. There may be less trading in a smaller or medium company’s securities, which means that buy and sell transactions in those securities could have a larger impact on the security’s price than is the case with larger company securities. Smaller and medium companies may have fewer business or product lines; changes in any one line of business or developments affecting one product or technology, therefore, may have a greater impact on a smaller or medium company’s security price than is the case for a larger company. In addition, smaller or medium company securities may not be well known to the investing public.

Investments In Unseasoned Companies Risk
     The Fund may invest in the securities of smaller, less seasoned companies. These investments may present greater opportunities for growth, but also involve greater risks than customarily are associated with investments in securities of more established companies. Some of the companies in which the Fund may invest will be start-up companies which may have insubstantial operational or earnings history or may have limited products, markets, financial resources or management depth. Some may also be emerging companies at the research and development stage with no products or technologies to market or approved for marketing. Securities of emerging companies may lack an active secondary market and may be subject to more abrupt or erratic price movements than securities of larger, more established companies or stock market averages in general. Competitors of certain companies may have substantially greater financial resources than many of the companies in which the Fund may invest.
Insolvency Considerations with Respect to Issuers of Debt Obligations
     Various laws enacted for the protection of creditors may apply to the debt obligations held by the Fund. The information in this paragraph is applicable with respect to U.S. issuers subject to United States bankruptcy laws. Insolvency considerations may differ with respect to other issuers. If a court in a lawsuit brought by an unpaid creditor or representative of creditors of an issuer of a debt obligation, such as a trustee in bankruptcy, were to find that the issuer did not receive fair consideration or reasonably equivalent value for incurring the indebtedness constituting the debt obligation and, after giving effect to such indebtedness, the issuer (i) was insolvent, (ii) was engaged in a business for which the remaining assets of such issuer constituted unreasonably small capital or (iii) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they mature, such court could determine to invalidate, in whole or in part, such indebtedness as a fraudulent conveyance, to subordinate such indebtedness to existing or future creditors of such issuer, or to recover amounts previously paid by such issuer in satisfaction of such indebtedness. The measure of insolvency for purposes of the foregoing will vary. Generally, an issuer would be considered insolvent at a particular time if the sum of its debts were then greater than all of its property at a fair valuation, or if the present fair saleable value of its assets was then less than the amount that would be required to pay its probable liabilities on its existing debts as they became absolute and matured. There can be no assurance as to what standard a court would apply in order to determine whether the issuer was “insolvent” after giving effect to the incurrence of the indebtedness constituting the debt obligation or that, regardless of the method of valuation, a court would not determine that the issuer was “insolvent” upon giving effect to such incurrence. In addition, in the event of the insolvency of an issuer of a debt obligation, payments made on such debt obligation could be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year) before insolvency. Similarly, a court might apply the doctrine of equitable subordination to subordinate the claim of a lending institution against an issuer, to claims of other creditors of the borrower, when the lending institution, another investor, or any of their transferees, is found to have engaged in unfair, inequitable, or fraudulent conduct. In general, if payments on a debt obligation are avoidable, whether as fraudulent conveyances or preferences, such payments can be recaptured either from the initial recipient (such as the Fund) or from subsequent transferees of such payments (such as the investors in the Fund). To the extent that any such payments are recaptured from the Fund the resulting loss will be borne by the investors. However, a court in a bankruptcy or insolvency proceeding would be able to direct the recapture of any such payment from such a recipient or transferee only to the extent that such court has jurisdiction over such recipient or transferee or its assets. Moreover, it is likely that avoidable payments could not be recaptured directly from any such recipient or transferee that has given value in exchange for its investment, in good faith and without knowledge that the payments were avoidable. Although the Investment Adviser will seek to avoid conduct that would form the basis for a successful cause of action based upon fraudulent conveyance, preference or equitable subordination, these determinations are made in hindsight, and in any event, there can be no assurance as to whether any lending institution or other investor from which the Fund acquired the debt obligations engaged in any such conduct (or any other conduct that would subject the debt obligations and the issuer to insolvency laws) and, if it did, as to whether such creditor claims could be asserted in a U.S. court (or in the courts of any other country) against the Fund.

Senior Loans Risk
     Bank loans are typically at the most senior level of the capital structure, and are sometimes secured by specific collateral, including, but not limited to, trademarks, patents, accounts receivable, inventory, equipment, buildings, real estate, franchises and common and preferred stock of the obligor or its affiliates. A portion of the Fund’s investments may consist of loans and participations therein originated by banks and other financial institutions, typically referred to as “bank loans.” The Fund’s investments may include loans of a type generally incurred by borrowers in connection with highly leveraged transactions, often to finance internal growth, acquisitions, mergers or stock purchases, or for other reasons. As a result of the additional debt incurred by the borrower in the course of the transaction, the borrower’s creditworthiness is often judged by the rating agencies to be below investment grade. Such loans are typically private corporate loans which are negotiated by one or more commercial banks or financial institutions and syndicated among a group of commercial banks and financial institutions. In order to induce the lenders to extend credit and to offer a favorable interest rate, the borrower often provides the lenders with extensive information about its business which is not generally available to the public.
     Bank loans often contain restrictive covenants designed to limit the activities of the borrower in an effort to protect the right of lenders to receive timely payments of principal and interest. Such covenants may include restrictions on dividend payments, specific mandatory minimum financial ratios, limits on total debt and other financial tests. Bank loans usually have shorter terms than subordinated obligations and may require mandatory prepayments from excess cash flow, asset dispositions and offerings of debt and/or equity securities. The bank loans and other debt obligations to be acquired by the Fund are likely to be below investment grade. For a discussion of the risks associated with below investment-grade investments, see the section “Risk Factors and Special Considerations — Risks of Investing in Below Investment Grade Securities and High-Yield Securities.”
     The Fund may acquire interests in bank loans and other debt obligations either directly (by way of sale or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution, and in any event, the Fund may not be able unilaterally to enforce all rights and remedies under the loan and any associated collateral. A participation interest in a portion of a debt obligation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with neither the terms of the loan agreement nor any rights of setoff against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.
     Purchasers of bank loans are predominantly commercial banks, investment funds and investment banks. As secondary market trading volumes increase, new bank loans frequently adopt standardized documentation to facilitate loan trading which should improve market liquidity. There can be no assurance, however, that future levels of supply and demand in bank loan trading will provide an adequate degree of liquidity or that the current level of liquidity will continue. Because of the provision to holders of such loans of confidential information relating to the borrower, the unique and customized nature of the loan agreement, the limited universe of eligible purchasers and the private syndication of the loan, bank loans are not as easily purchased or sold as a publicly traded security, and historically the trading volume in the bank loan market has historically been small relative to the high-yield debt market.

Second Lien Loans Risk
     Second lien loans are subject to the same risks associated with investment in senior loans and non-investment grade securities. However, second lien loans are second in right of payment to senior loans and therefore are subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second lien loans are expected to have greater price volatility than senior loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in second lien loans, which would create greater credit risk exposure.
Unsecured Loans Risk
     Unsecured loans are subject to the same risks associated with investment in senior loans, second lien loans, other secured loans and non-investment grade securities. However, because unsecured loans have lower priority in right of payment to any higher ranking obligations of the borrower and are not backed by a security interest in any specific collateral, they are subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to any higher ranking obligations of the borrower. Unsecured loans are expected to have greater price volatility than senior loans, second lien loans and other secured loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in unsecured loans, which would create greater credit risk exposure.
Investment Grade Securities Risk
     Although more creditworthy and generally less risky than non-investment grade securities, investment grade securities are still subject to market and credit risk. Market risk relates to changes in a security’s value as a result of interest rate changes generally. Investment grade securities have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. In general, bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes. Credit risk relates to the ability of the issuer to make payments of principal and interest. The values of investment grade securities like those of other debt securities may be affected by changes in the credit rating or financial condition of an issuer. Investment grade securities are generally considered medium-and high-quality securities. Some, however, may possess speculative characteristics, and may be more sensitive to economic changes and to changes in the financial condition of issuers. The market prices of investment grade securities in the lowest investment grade categories may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty. Like non-investment grade securities, such investment grade securities in the lowest investment grade categories may be thinly traded, making them difficult to sell promptly at an acceptable price.
Risks of Investing in Below Investment Grade Securities and High-Yield Securities
     A significant portion of the Fund’s investments may consist of investments that are below investment grade and may generally be characterized as “high-yield securities,” “junk securities” or “junk bonds.” Such securities are typically rated below investment grade by one or more nationally recognized statistical rating organizations, or are unrated but of comparable credit quality to obligations rated below investment grade, and have greater credit and liquidity risk than more highly rated obligations.
     Investment in lower grade investments involves substantial risk of loss. Lower grade securities or comparable unrated securities are considered predominantly speculative with respect to the issuer’s ability to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for lower grade debt tend to be very volatile, and are less liquid than investment grade securities. For these reasons, your investment in the Fund is subject to the following specific risks: (1) increased price sensitivity to a deteriorating economic environment; (2) greater risk of loss due to default or declining credit quality; (3) adverse company specific events are more likely to render the issuer unable to pay interest and/or repay principal payments; and (4) if a negative perception of the lower grade debt market develops, the price and liquidity of lower grade securities may be depressed and this negative perception could last for a significant period of time.
     High-yield securities are generally unsecured and may be subordinate to other obligations of the obligor. High-yield securities purchased by the Fund will be subject to certain additional risks to the extent that such obligations may be unsecured and subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured. Moreover, such obligations purchased by the Fund may not be protected by financial covenants or limitations upon additional indebtedness and are unlikely to be secured by collateral. Many issuers of high-yield securities are highly leveraged, and their relatively high debt to equity ratios create increased risks that their operations might not generate sufficient cash flow to service their obligations. Overall declines in the below investment grade bond and other markets may adversely affect such issuers by inhibiting their ability to refinance their obligations at maturity.
     High-yield securities may be issued in connection with leveraged acquisitions or recapitalizations in which the issuers incur a substantially higher amount of indebtedness than the level at which they had previously operated. High-yield securities that are debt instruments have historically experienced greater default rates than has been the case for investment grade securities. The Fund may also invest in equity securities issued by entities whose obligations are unrated or are rated below investment grade.
     Adverse changes in the financial condition of the issuer or in general economic conditions or both are more likely to lead to a weakened capacity of a lower grade issuer to repay principal and/or pay interest than an investment grade issuer. The principal amount of lower grade securities outstanding has proliferated in the past decade as an increasing number of issuers have used lower grade securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Similarly, downturns in profitability in specific industries could adversely affect the ability of lower grade issuers in that industry to meet their obligations. The market values of lower grade debt tend to reflect individual developments of the issuer to a greater extent than do higher quality investments, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower grade debt may have an adverse effect on the Fund’s net asset value and the market value of its shares. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal of or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.
     From time to time, the secondary market for lower grade debt may not be as liquid as the secondary market for more highly rated debt, a factor that may have an adverse effect on the Fund’s ability to dispose of a particular instrument. There are fewer dealers in the market for lower grade securities than investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than higher quality instruments. Under adverse market or economic conditions, the secondary market for lower grade debt could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become highly illiquid. As a result, the Fund could find it more difficult to sell these instruments or may be able to sell the securities only at prices lower than if such instruments were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s net asset value.
     Since investors generally perceive that there are greater risks associated with lower-grade debt of the type in which the Fund may invest a portion of its assets, the yields and prices of such debt may tend to fluctuate more than those for higher rated instruments. In the lower quality segments of the fixed income markets, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the income securities market, resulting in greater yield and price volatility.

     The Fund is authorized to invest in obligations of issuers which are generally trading at significantly higher yields than had been historically typical of the applicable issuer’s obligations. Such investments may include debt obligations that have a heightened probability of being in covenant or payment default in the future. Such investments generally are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted security for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.
Fixed Income Securities Risk
     In addition to the risks described applicable to debt securities such as under “Non-Investment Grade Securities Risk,” “Investment Grade Securities Risk,” “Interest Rate Risk,” and “Prepayment Risk,” debt securities, including investment grade and non-investment grade securities, are also subject to issuer risk. Issuer risk is the risk that the value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Common Stock Risk
     Common stock of an issuer in the Fund’s portfolio may decline in price if, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is structurally subordinated in terms of priority with respect to corporate income and assets to preferred stock, bonds and other debt instruments in a company’s capital structure and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers. In addition, while common stock has historically generated higher average fixed returns than fixed income securities, common stock has also experienced significantly more volatility in those returns.
     An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in stock market indices may depress the prices of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perception of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events affecting the issuers. In addition, common stock prices may be particularly susceptible to rising interest rates, as the cost of capital rises and borrowing costs increase.
Dividend Risk
     Dividends on common stock are not fixed but are declared at the discretion of an issuer’s board of directors. There is no guarantee that the issuers of the common stocks in which the Fund invests will declare dividends in the future or that, if declared, dividends will remain at current levels or increase over time.
Risks of Investing in Preferred Securities
     There are special risks associated with investing in preferred securities, including:
•	Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

•	Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•	Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

•	Limited Voting Rights. Generally, preferred security holders have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of trustees to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.
Special Risks of Derivative Transactions
     Derivative transactions in which the Fund may engage for hedging and speculative purposes or to enhance total return, including engaging in transactions such as options, futures, swaps, foreign currency transactions including forward foreign currency contracts, currency swaps or options on currency and currency futures and other derivatives transactions (“Derivative Transactions”), also involve certain risks and special considerations. Derivative Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Derivative Transactions depends on the Investment Adviser’s ability to predict pertinent market movements, which cannot be assured. Thus, the use of Derivative Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. The use of foreign currency transactions can result in the Fund’s incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Derivative Transactions are not otherwise available to the Fund for investment purposes.
     To the extent that the Fund purchases options pursuant to a hedging strategy, the Fund will be subject to the following additional risks. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option.
     Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.
Non-U.S. Securities Risk
     The Fund may make investments in non-U.S. securities up to ___% of its assets. Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: (i) fluctuations in foreign exchange rates; (ii) future foreign economic, financial, political and social developments; (iii) different legal systems; (iv) the possible imposition of exchange controls or other foreign governmental laws or restrictions; (v) lower trading volume; (vi) much greater price volatility and illiquidity of certain non-U.S. securities markets; (vii) different trading and settlement practices; (viii) less governmental supervision; (ix) changes in currency exchange rates; (x) high and volatile rates of inflation; (xi) fluctuating interest rates; (xii) less publicly available information; and (xiii) different accounting, auditing and financial recordkeeping standards and requirements.
     The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of: (i) the possibility of expropriation or nationalization of assets; (ii) confiscatory taxation; (iii) difficulty in obtaining or enforcing a court judgment; (iv) economic, political or social instability; and (v) diplomatic developments that could affect investments in those countries.
     Because the Fund will invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s net asset value or total returns could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain investments in non-U.S. securities also may be subject to foreign withholding taxes. Dividend income from non-U.S. corporations may not be eligible for the reduced rate for qualified dividend income. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as: (i) growth of gross domestic product; (ii) rates of inflation; (iii) capital reinvestment; (iv) resources; (v) self-sufficiency; and (vi) balance of payments position.
     As a result of these potential risks, Highland may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Fund may invest in countries in which foreign investors, including Highland, have had no or limited prior experience.
Foreign Currency Risk
     Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar.
MANAGEMENT OF THE FUND
General
     The Fund’s board of trustees is responsible for the overall management of the Fund, including supervision of the duties performed by Highland. There are [___] trustees of the Fund. [___] of the trustees are not “interested persons” (as defined in the 1940 Act) of the Fund. The name and business address of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the Statement of Additional Information.
The Investment Adviser
     Highland acts as the Fund’s investment adviser. Highland is located at Two Galleria Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240. As of December 31, 2008, the Investment Adviser managed approximately $[___] billion in assets on behalf of investors around the world. Highland, founded in 1993, is an investment adviser registered under the Investment Advisers Act of 1940 that specializes in credit and alternative investment strategies. Highland is controlled by James Dondero and Mark Okada, by virtue of their respective share ownership, and its general partner, Strand Advisors, Inc., of which Mr. Dondero is the sole stockholder. Messrs. Dondero and Okada have managed portfolios together since 1990.
     Responsibilities. The Investment Adviser provides the following services to the Fund: (i) furnishes an investment program for the Fund; (ii) determines, subject to the overall supervision and review of the board of trustees, the investments to be purchased, held, sold or exchanged by the Fund and the portion, if any, of the assets of the Fund to be held uninvested; (iii) makes changes in the investments of the Fund; and (iv) votes, exercises consents and exercises all other rights pertaining to such investments. Subject to the foregoing, the Investment Adviser, at its own expense, will have the authority to engage one or more sub-advisers in connection with the portfolio management of the Fund, which sub-advisers may be affiliates of the Investment Adviser; provided, however, that the Investment Adviser shall remain responsible to the Fund with respect to its duties and obligations set forth in the investment advisory agreement.
     Compensation. Highland serves as the Fund’s investment adviser at an annual rate of ___% of the Fund’s average weekly Total Managed Assets payable monthly in arrears. “Total Managed Assets” means the total assets of the Fund minus accrued liabilities of the Fund (other than liabilities in connection with borrowings, the liquidation preference of any preferred shares outstanding, reverse repurchase agreements, and debt instruments issued by the Fund, such as commercial paper or other forms of debt securities). For purposes of calculating “Total Managed Assets”, collateral received for securities loaned by the Fund which is invested in accordance with the Fund’s investment objectives and policies shall be considered an asset of the Fund and any liability associated with such collateral shall be excluded from the Fund’s liabilities. By way of clarification, with respect to any reverse repurchase agreement, dollar roll or similar transaction, “total managed assets” includes any proceeds from the sale of an asset of the Fund to a counterparty in such transaction, in addition to the value of the underlying asset as of the relevant measuring date. “Managed Assets” consist of all of the assets of the Fund without deduction for borrowings, repurchase transactions and other leveraging techniques, the liquidation value of any outstanding preferred shares or other liabilities except for certain ordinary course expenses.
     Potential Conflicts of Interest. If the Fund employs leverage, the Investment Adviser will benefit because the Fund’s Total Managed Assets will increase with leverage and thus the Investment Adviser’s fees would increase. Furthermore, the Investment Adviser will also benefit to the extent that the Fund’s Total Managed Assets are derived from the reinvested collateral received on portfolio securities loaned.
     In addition to the investment advisory fee of Highland, the Fund pays all other costs and expenses of its operations, including, but not limited to, compensation of its trustees (other than those affiliated with Highland), custodian, transfer and dividend disbursing agent expenses, legal fees, listing fees and expenses, expenses of independent auditors, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and reimbursement of actual expenses of the Investment Adviser or others for registration and maintenance of the Fund’s registrations with the Commission and other jurisdictions and taxes, if any.
     The Investment Adviser has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, the Investment Adviser furnishes advisory services to numerous clients in addition to the Fund, and the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to the Investment Adviser, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, the Investment Adviser, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale the Investment Adviser recommends to the Fund. Actions with respect to securities of the same kind may be the same as or different from the action which the Investment Adviser, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take with respect to the same securities. Moreover, the Investment Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Investment Adviser’s (or its affiliates’) officers, directors or employees are directors or officers, or companies as to which the Investment Adviser or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, the Investment Adviser includes disclosure regarding these matters to its clients in both its Form ADV and investment advisory agreements.

     The Investment Adviser may also have clients that invest in different levels of the capital structure of a company, such as equity versus debt, or that take contrary provisions in multiple levels of the capital structure. This may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts.
     The Investment Adviser, its affiliates or their officers and employees serve or may serve as officers, directors or principals of entities that operate in the same or related lines of business or of investment funds managed by affiliates of the Investment Adviser. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Fund. As a result, the Investment Adviser will face conflicts in the allocation of investment opportunities to the Fund and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, the Investment Adviser will endeavor to allocate investment opportunities in a fair and equitable manner which may, subject to applicable regulatory constraints, involve pro rata co-investment by the Fund and such other clients or may involve a rotation of opportunities among the Fund and such other clients.
     While the Investment Adviser does not believe there will be frequent conflicts of interest, if any, the Investment Adviser and its affiliates have both subjective and objective procedures and policies in place designed to manage the potential conflicts of interest between the Investment Adviser’s fiduciary obligations to the Fund and their similar fiduciary obligations to other clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Fund and such other clients. An investment opportunity that is suitable for multiple clients of the Investment Adviser and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Investment Adviser’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Fund. Not all conflicts of interest can be expected to be resolved in favor of the Fund.
     Under current Commission regulations, the Fund may be prohibited from co-investing with any unregistered fund managed now or in the future by the Investment Adviser in certain private placements in which the Investment Adviser negotiates non-pricing terms.
Selection of Securities Brokers
     The Advisory Agreement contains provisions relating to the selection of securities brokers to effect the portfolio transactions of the Fund. Under those provisions, the Investment Adviser may (i) direct Fund portfolio brokerage to NexBank, a broker-dealer affiliate of the Investment Adviser, and (ii) pay commissions to brokers other than NexBank, that are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Investment Adviser to be useful or desirable for its investment management of the Fund and/or its other advisory accounts or those of any investment adviser affiliated with it. The SAI contains further information about the Advisory Agreement, including a more complete description of the advisory and expense arrangements, exculpatory and brokerage provisions, as well as information on the brokerage practices of the Fund. The Fund expects that a substantial portion of its portfolio transactions may be executed through NexBank so long as the Investment Adviser and the Board conclude that NexBank is able to provide best execution at a favorable cost.
Portfolio Managers
     The Fund’s portfolio will initially be managed by a team led by Brad Borud. Brad Means is a member of the portfolio management team. The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities issued by the Fund.

     Brad Borud. Mr. Borud is the lead member of the Fund’s portfolio management team and a Partner, Senior Trader and Chief Investment Officer — Retail Products at Highland. He serves as Executive Vice President of Highland’s retail funds. Prior to his current duties, Mr. Borud served as a Senior Trader and Co-Director of Portfolio Management for Highland from 2003 to 2008, as a Portfolio Manager and Team Leader from 2001 to 2003, as a Portfolio Manager from 1998 to 2001, and as a Portfolio Analyst from 1996 to 1998. As a Portfolio Manager, Mr. Borud covered a wide range of industries, including wireline telecommunications, wireless telecommunications, telecommunication equipment manufacturers, multi-channel video and media. Prior to joining Highland in November 1996, Mr. Borud worked as a Global Finance Analyst in the Corporate Finance Group at Nationsbank from 1995 to 1996 where he was involved in the originating, structuring, modeling and credit analysis of leveraged transactions for large corporate accounts in the Southwest region of the United States. In 1994, Mr. Borud served at Conseco Capital Management as an Analyst Intern in the Fixed Income Research Department, following the transportation and energy sectors. Mr. Borud has a BS in Business Finance from Indiana University.
     Brad Means. Mr. Means is a Senior Portfolio Manager at Highland. Prior to joining Highland in May 2004, Mr. Means was a Managing Director in FTI Consulting’s Corporate Finance group where he worked on corporate turnaround, restructuring and bankruptcy advisory engagements. From 1998 to 2001, he was a Director in the PricewaterhouseCoopers LLP Chairman’s Office and focused on enterprise strategy, venture capital, business development, and divestiture initiatives. Prior to his role in the Chairman’s Office, Mr. Means worked in the Strategic Change Consulting and the Assurance & Business Advisory groups of Price Waterhouse serving clients across a broad range of industries including Automotive, Energy, Financials and Industrials. He holds an MBA from the Stanford University Graduate School of Business and a BSBA in Finance and Accounting from Creighton University. Mr. Means has earned the right to use the Chartered Financial Analyst designation.
Administrator/Sub-Administrator
     Under an administration agreement dated [___], 2009, Highland provides administration services to the Fund, provides executive and other personnel necessary to administer the Fund and furnishes office space. Highland will receive an annual fee, payable monthly, in an amount equal to ___% of the average weekly value of the Fund’s Total Managed Assets. The accrued fees will be payable monthly as promptly as possible after the end of each month during which this Agreement is in effect. Under a separate sub-administration agreement, dated [___], 2009, Highland has delegated certain administrative functions to [          ], at an annual rate, payable by Highland, of ___% of the average weekly value of the Fund’s Total Managed Assets. [          ] has its principal office at [          ].
Distributions
     Commencing with the Fund’s initial distribution, the Fund intends to make regular monthly cash distributions of its investment company taxable income to common shareholders. Subject to market conditions, we expect to declare the initial monthly distribution on the Fund’s common shares within approximately ___ days after completion of this offering and to pay that initial monthly distribution approximately ___ to ___ days after completion of this offering. The Fund expects to pay common shareholders annually at least 90% of its investment company taxable income. The Fund may pay capital gain distributions annually, if available.
     Various factors will affect the level of the Fund’s current income and current gains. To permit the Fund to maintain more stable monthly distributions and annual distributions, the Fund may from time to time distribute less than the entire amount of income and gains earned in the relevant quarter or year, respectively. The undistributed income and gains would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular period may be more or less than the amount of income and gains actually earned by the Fund during the applicable period. Undistributed income and gains will add to the Fund’s net asset value and, correspondingly, distributions from undistributed income and gains and from capital, if any, will be deducted from the Fund’s net asset value. Shareholders will automatically have all distributions reinvested in common shares of the Fund issued by the Fund or purchased in the open market in accordance with the Fund’s Dividend Reinvestment Plan unless an election is made to receive cash. Each participant in the Fund’s Dividend Reinvestment Plan will pay a pro rata portion of brokerage commissions incurred in connection with open market purchases, and participants requesting a sale of securities through the plan agent of the Dividend Reinvestment Plan are subject to a sales fee and a brokerage commission. See “Dividend Reinvestment Plan.”
DIVIDEND REINVESTMENT PLAN
     Unless the registered owner of common shares elects to receive cash by contacting the Plan Agent, all distributions declared for your common shares of the Fund will be automatically reinvested by [          ] (the “Plan Agent”), agent for shareholders in administering the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. If a registered owner of common shares elects not to participate in the Plan, you will receive all distributions in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by [          ], as distribution disbursing agent. You may elect not to participate in the Plan and to receive all distributions in cash by sending written instructions or by contacting [          ], as distribution disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the distribution record date; otherwise such termination or resumption will be effective with respect to any subsequently declared distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you.
     The Plan Agent will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a distribution payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere.
     If, on the payment date for any distribution, the market price per common share plus estimated brokerage commissions is greater than the net asset value per common share (such condition being referred to herein as “market premium”), the Plan Agent will invest the distribution amount in newly issued common shares, including fractions, on behalf of the participants. The number of newly issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution by the net asset value per common share on the payment date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the distribution will be divided by 95% of the market price per common share on the payment date.
     If, on the payment date for any distribution, the net asset value per common share is greater than the market value per common share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the distribution amount in common shares acquired on behalf of the participants in open-market purchases.
     In the event of a market discount on the payment date for any distribution, the Plan Agent will have until the last business day before the next date on which the common shares trade on an “ex-distribution” basis or 120 days after the payment date for such distribution, whichever is sooner (the “last purchase date”), to invest the distribution amount in common shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly distributions. Therefore, the period during which open-market purchases can be made will exist only from the payment date of each distribution through the date before the “ex-distribution” date of the third month of the quarter. If, before the Plan Agent has completed its open-market purchases, the market price of a common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the distribution had been paid in newly issued common shares on the distribution payment date. Because of the foregoing difficulty with respect to open market purchases, if the Plan Agent is unable to invest the full distribution amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the distribution amount in newly issued common shares at the net asset value per common share at the close of business on the last purchase date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the distribution will be divided by 95% of the market price per common share on the payment date.
     The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.
     In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.
     There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. The automatic reinvestment of distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions. Accordingly, any taxable distribution received by a participant that is reinvested in additional common shares will be subject to federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes. See the section “Tax Matters” for more information. Participants who request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and pay a brokerage commission of $0.05 per share sold.
     The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
     All correspondence concerning the Plan should be directed to the Plan Agent at [          ].
DESCRIPTION OF CAPITAL STRUCTURE
Common Shares
     The Fund is a statutory trust organized under the laws of Delaware pursuant to an Agreement and Declaration of Trust dated as of January 12, 2009. The Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.001 per share. Each common share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable, except that the trustees shall have the power to cause shareholders to pay expenses of the Fund by setting off charges due from shareholders from declared but unpaid distributions owed the shareholders and/or by reducing the number of common shares owned by each respective shareholder. The Fund currently is not aware of any expenses that will be paid pursuant to this provision, except to the extent fees payable under its Dividend Reinvestment Plan are deemed to be paid pursuant to this provision.
     The Fund intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing. All common shares are equal as to distributions, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send annual and semi-annual reports, including financial statements, to all holders of its shares.
     The Fund has no present intention of offering any additional shares other than common shares issued under the Fund’s Dividend Reinvestment Plan. Any additional offerings of shares will require approval by the Fund’s board of trustees. Any additional offering of common shares will be subject to the requirements of the 1940 Act, which provides that shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Fund’s outstanding voting securities.
     The Fund’s common shares are expected to be listed on the New York Stock Exchange under the symbol “[___].” Net asset value will be reduced immediately following the offering of common shares by the amount of the sales load and offering costs paid by the Fund. See “Summary of Fund Expenses.”
     Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may do so by trading through a broker on the New York Stock Exchange or otherwise. Shares of closed-end investment companies frequently trade on an exchange at prices lower than net asset value. Because the market value of the common shares may be influenced by such factors as distribution levels (which are in turn affected by expenses), distribution stability, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot assure you that common shares will trade at a price equal to or higher than net asset value in the future. The common shares are designed primarily for long-term investors and you should not purchase the common shares if you intend to sell them soon after purchase. See the Statement of Additional Information under “Repurchase of Common Shares.”
Preferred Shares
     The Agreement and Declaration of Trust provides that the Fund’s board of trustees may authorize and issue Preferred Shares with rights as determined by the board of trustees, by action of the board of trustees without the approval of the holders of the common shares. Holders of common shares have no preemptive right to purchase any Preferred Shares that might be issued. Whenever Preferred Shares are outstanding, the holders of common shares will not be entitled to receive any distributions from the Fund unless all accrued distributions on Preferred Shares have been paid, unless asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the Preferred Shares have been met.
     Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of Preferred Shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per Preferred Share plus accrued and unpaid distributions, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Fund.
     Voting Rights. The 1940 Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two trustees at all times. The remaining trustees will be elected by holders of common shares and Preferred Shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares have the right to elect a majority of the trustees of the Fund at any time two years’ distributions on any Preferred Shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (i) adopt any plan of reorganization that would adversely affect the Preferred Shares, and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s subclassification as a closed-end investment company or changes in its fundamental investment restrictions. As a result of these voting rights, the Fund’s ability to take any such actions may be impeded to the extent that there are any Preferred Shares outstanding. The board of trustees presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of Preferred Shares will have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the 1940 Act) and will vote together with holders of common shares as a single class.
     The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Shares. The class vote of holders of Preferred Shares described above will in each case be in addition to any other vote required to authorize the action in question.
     Redemption, Purchase and Sale of Preferred Shares by the Fund. The terms of the Preferred Shares are expected to provide that (i) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued distributions per share, (ii) the Fund may tender for or purchase Preferred Shares and (iii) the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Fund will reduce the leverage applicable to the common shares, while any resale of shares by the Fund will increase that leverage.
     The discussion above describes the possible offering of Preferred Shares by the Fund. If the board of trustees determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund’s Agreement and Declaration of Trust. The board of trustees, without the approval of the holders of common shares, may authorize an offering of Preferred Shares or may determine not to authorize such an offering and may fix the terms of the Preferred Shares to be offered.
Other Shares
     The board of trustees (subject to applicable law and the Fund’s Agreement and Declaration of Trust) may authorize an offering, without the approval of the holders of either common shares or Preferred Shares, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the board of trustees see fit. The Fund currently does not expect to issue any other classes of shares, or series of shares, except for the common shares.
Credit Facility
     If the Fund leverages through borrowings, the Fund may enter into definitive agreements with respect to a credit facility. The Fund may negotiate with commercial banks to arrange a credit facility pursuant to which the Fund would be entitled to borrow an amount equal to approximately one-third (33 1/3%) of the Fund’s total assets (inclusive of the amount borrowed) offered hereby. Any such borrowings would constitute leverage. Such a facility is not expected to be convertible into any other securities of the Fund. Any outstanding amounts are expected to be prepayable by the Fund prior to final maturity without significant penalty, and there are not expected to be any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Fund may be required to prepay outstanding amounts under the facility or incur a penalty rate of interest in the event of the occurrence of certain events of default. The Fund would be expected to indemnify the lenders under the facility against liabilities they may incur in connection with the facility. The Fund may be required to pay commitment fees under the terms of any such facility. With the use of borrowings, there is a risk that the interest rates paid by the Fund on the amount it borrows will be higher than the return on the Fund’s investments.

     In addition, the Fund expects that such a credit facility would contain covenants that, among other things, likely will limit the Fund’s ability to: (i) pay distributions in certain circumstances, (ii) incur additional debt and (iii) engage in certain transactions, including mergers and consolidations. In addition, it may contain a covenant requiring asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for a credit facility on terms and conditions representative of the foregoing or that additional material terms will not apply. In addition, if entered into, any such credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of Preferred Shares.
ANTI-TAKEOVER PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST
     The Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its board of trustees. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund. The board of trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the board of trustees. A trustee may be removed from office for cause by action of at least 75% of the shares then entitled to vote for the election of the respective trustee, or with or without cause by written instrument, signed by at least 75% of the remaining trustees.
     In addition, the Fund’s Agreement and Declaration of Trust requires the favorable vote of a majority of the Fund’s board of trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the trustees and at least 80% of the Continuing Trustees, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund shall be required. Continuing Trustees means any member of the board of trustees who either (a) has been a member of the board of trustees for a period of at least thirty-six months (or since the commencement of the Fund’s operations, if less than thirty-six months) or (b) was nominated to serve as a member of the board of trustees by a majority of the then Continuing Trustees. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a “Principal Shareholder”) refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of all outstanding classes or series of shares of beneficial interest of the Fund.
     The 5% holder transactions subject to these special approval requirements are: the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; the issuance of any securities of the Fund to any Principal Shareholder for cash, except pursuant to any automatic dividend reinvestment plan; the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the total assets of the Fund, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the total assets of the Fund, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.
     To convert the Fund to an open-end investment company, the Fund’s Agreement and Declaration of Trust requires the favorable vote of a majority of the board of the trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the

Fund, voting separately as a class or series, unless such amendment has been approved by at least 80% of the trustees and at least 80% of the Continuing Trustees as defined above, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund shall be required. The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of the Fund to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Fund to an open-end investment company could not occur until 90 days after the shareholders’ meeting at which such conversion was approved and would also require at least 30 days’ prior notice to all shareholders. Following any such conversion, it is possible that certain of the Fund’s investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the common shares would cease to be listed on the New York Stock Exchange or other national securities exchanges or market systems. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new shares would be sold at net asset value plus a sales load. The board of trustees believes, however, that the closed-end structure is desirable in light of the Fund’s investment objectives and its policies and strategies. Therefore, you should assume that it is not likely that the board of trustees would vote to convert the Fund to an open-end fund.
     For the purposes of calculating “a majority of the outstanding voting securities” under the Fund’s Agreement and Declaration of Trust, each class and series of the Fund shall vote together as a single class, except to the extent required by the 1940 Act or the Fund’s Agreement and Declaration of Trust, with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.
     The Declaration of Trust also provides that the Fund may be liquidated upon the approval of 80% of the trustees and 80% of the Continuing Trustees as defined above.
     The board of trustees has determined that provisions with respect to the board of trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of shareholders generally. Reference should be made to the Fund’s Agreement and Declaration of Trust, on file with the Commission for the full text of these provisions.
CLOSED-END FUND STRUCTURE
     The Fund is a non-diversified, closed-end management investment company with no operating history (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at “net asset value” (less a redemption fee, if applicable, or contingent deferred sales charge, if applicable). Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage a mutual fund’s investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as financial leverage and investments in illiquid securities.
     Shares of closed-end funds frequently trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Fund’s board of trustees might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Fund’s board of trustees will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share. The board of trustees might also consider converting the Fund to an open-end mutual fund, which would also require a vote of the shareholders of the Fund.
REPURCHASE OF COMMON SHARES
     Shares of closed-end investment companies often trade at a discount to their net asset value, and the Fund’s common shares may also trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the Fund’s common shares will be determined by such factors as relative demand for and supply of such common shares in the market, the Fund’s net asset value, general market and economic conditions and other factors beyond the control of the Fund. See “Net Asset Value.” Although the Fund’s common shareholders will not have the right to redeem their common shares, the Fund may take action to repurchase common shares in the open market or make tender offers for its common shares. This may have the effect of reducing any market discount from net asset value.
     There is no assurance that, if action is undertaken to repurchase or tender for common shares, such action will result in the common shares trading at a price which approximates their net asset value. Although share repurchases and tenders could have a favorable effect on the market price of the Fund’s common shares, you should be aware that the acquisition of common shares by the Fund will decrease the capital of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratio and decreasing the asset coverage with respect to any borrowings or Preferred Shares outstanding, if any. Any share repurchases or tender offers will be made in accordance with requirements of the Securities Exchange Act of 1934, as amended, the 1940 Act and the principal stock exchange on which the common shares are traded.
NET ASSET VALUE
     The net asset value of the common shares of the Fund will be computed based upon the value of the Fund’s portfolio securities and other assets. Net asset value per common share will be determined daily on each day that the New York Stock Exchange is open for business as of the close of the regular trading session on the New York Stock Exchange and published on the last day of each week. The Fund calculates net asset value per common share by subtracting liabilities (including accrued expenses or distributions) from the total assets of the Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Fund.
Valuations
     The Fund will use the following valuation methods to determine either current market value for investments for which market quotations are available, or if not available or circumstances render an existing methodology or procedure unreliable, the fair value, as determined taking into account factors the Investment Adviser reasonably determines to be relevant pursuant to policies and procedures approved by the board of trustees:
(i)	The market value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded. If no sale is reported on that date, the Investment Adviser utilizes, when available, pricing quotations from principal market makers. Such quotations may be obtained from third-party pricing services or directly from investment brokers and dealers in the secondary market. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on market prices received from third-party pricing services or broker-dealer sources.

(ii)	Dividends declared but not yet received, and rights in respect of securities which are quoted ex-dividend or ex-rights, will be recorded at the fair value thereof, as determined by the Investment Adviser, which may (but need not) be the value so determined on the day such securities are first quoted ex-dividend or ex-rights.

(iii)	Listed options, or over-the-counter options for which representative brokers’ quotations are available, will be valued in the same manner as listed or over-the-counter securities as hereinabove provided. Premiums for the sale of such options written by the Fund will be included in the assets of the Fund, and the market value of such options shall be included as a liability.

(iv)	The Fund’s investments for which market quotations are not readily available will generally be valued in such manner as the Investment Adviser determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Fund’s board of trustees. The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Fund’s board of trustees.
     When determining the fair value of an asset, the Investment Adviser will seek to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Investment Adviser deems relevant. The market for Royalty Securities presently has one underwriter that serves as a market-maker for a large proportion of such transactions. This market-maker may be the only source of pricing information for these securities, and the securities may be traded infrequently and only among a small group of holders. Should the market-maker cease providing pricing information, it is possible that a large percentage of the Fund’s assets would be priced under fair value procedures.
TAXATION
     [The following discussion is a brief summary of some important U.S. federal income tax considerations affecting the Fund and its U.S. shareholders. It reflects provisions of the Code, existing Treasury regulations, rulings published by the Internal Revenue Service (the “IRS”), and other applicable authorities, as of the date of this prospectus. These authorities may be changed, possibly with retroactive effect, or subject to new legislative, administrative, or judicial interpretations. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax law concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund), and the discussion set forth herein does not constitute tax advice. For more information, see “Additional Income Tax Considerations” in the SAI. Because each shareholder’s tax situation is unique, you should ask your tax professional about the tax consequences to you of an investment in the Fund.
     The Fund intends to elect to be treated and qualify annually as a RIC under Subchapter M of the Code. Accordingly, if the Fund so qualifies and satisfies certain distribution requirements, the Fund generally will not be subject to U.S. federal income tax on income that the Fund distributes to its shareholders in a timely manner in the form of dividends or capital gain distributions. The Fund will be subject to a Fund-level income tax at regular corporate income tax rates on any taxable income or gains that it does not distribute to its shareholders. Additionally, if for any taxable year the Fund does not qualify as a RIC, all of its taxable income would be subject to a Fund-level tax at regular corporate income tax rates without any deduction for distributions to shareholders. This treatment would reduce the Fund’s net income available for investment or distribution to its shareholders. In addition, all distributions from earnings and profits, including any net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders or to be treated as “qualified dividend income” in the case of individual shareholders. The Fund also could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.
     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax at the Fund level. To avoid the tax, the

Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s taxable year) and (iii) certain undistributed amounts from previous years on which the Fund paid no U.S. federal income tax. While the Fund intends to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% federal excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In addition, the Fund reserves the right to pay the excise tax instead of making additional distributions when circumstances warrant (e.g., payment of the excise tax is deemed by the Fund to be de minimis).
     In general, the Fund expects to treat Royalty Securities as debt for U.S. federal income tax purposes, provided that the issuer of such securities and the sponsor also treat such securities as debt. In some cases, the U.S. federal income tax status of a Royalty Security (that is, as equity or debt) can be uncertain. In no event will a ruling or other type of assurance be sought from the IRS regarding the tax status of any of the Fund’s Royalty Security investments. It is possible that the IRS or, if litigated, a court could disagree with the Fund’s treatment of a particular Royalty Security holding for U.S. federal income tax purposes. In particular, in the event the IRS or a court determines that one or more Royalty Securities treated by the Fund as debt for U.S. federal income tax purposes should instead be treated as equity, there could be adverse consequences to the Fund, including the failure of the Fund to qualify as a RIC, which would mean that all of its taxable income would be subject to a Fund-level tax at regular corporate income tax rates without any deduction for distributions to shareholders, and all Fund distributions from earnings and profits (including those attributable to net long-term capital gains) would be taxable to shareholders as ordinary income.
     Certain of the Fund’s investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains or “qualified dividend income” into higher taxed short-term capital gain or ordinary income, (iii) accelerate income, (iv) convert short-term losses into long-term losses, (v) cause the Fund to recognize income or gain without a corresponding receipt of cash, (vi) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vii) cause adjustments in the holding periods of the Fund’s securities, and (viii) adversely alter the characterization of certain complex financial transactions. These U.S. federal income tax provisions could therefore affect the amount, timing and character of distributions to shareholders. The Fund intends to monitor its transactions and may make certain tax elections. In addition, the Fund may be required to borrow money or dispose of securities, to mitigate the effect of certain of these provisions, prevent the Fund’s disqualification as a RIC, and avoid incurring Fund-level U.S. federal income and/or excise taxes.
     Special tax rules may change the treatment of gains and losses recognized by the Fund when the Fund invests in certain foreign securities or currencies. The application of these special rules may also affect the timing, amount and character of distributions made by the Fund. In addition, dividend, interest and other income received by the Fund from investments outside the United States may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between the United States and other countries may reduce or eliminate such taxes. The Fund does not expect that it will be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, and therefore shareholders will not be entitled to claim a credit or deduction for such taxes on their own tax returns. Foreign taxes paid by the Fund will reduce the return from the Fund’s underlying investments.
     Distributions paid to shareholders by the Fund from its net realized long-term capital gains (that is, the excess of any net long-term capital gain over net short-term capital loss) that the Fund designates as capital gain dividends (“capital gain dividends”) are taxable as long-term capital gains, regardless of how long you have held your shares. Long-term capital gain rates applicable to individuals have been temporarily reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning before January 1, 2011. All other dividends paid to you by the Fund (including dividends from short-term capital gains (that is, the excess of any net short-term capital gain over any net long-term capital loss)) from its current or accumulated earnings and profits (“ordinary income dividends”) are generally subject to tax as ordinary income. For taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gains, provided holding periods and other requirements are met at both the shareholder and Fund level. It is not generally expected that a significant portion of Fund distributions will qualify for favorable tax treatment as “qualified dividend income” for individual shareholders or as income eligible for the dividend-received deduction for corporate shareholders.
     Dividends and other taxable distributions are taxable to you whether received in cash or reinvested in additional shares of the Fund. Dividends and other distributions paid by the Fund are generally treated as received at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared and payable to shareholders of record on a date in October, November or December of the previous calendar year and you were the shareholder of record on such record date, then such dividend will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the previous calendar year.
     The price of shares purchased at any time may reflect the amount of a forthcoming distribution. If you purchase shares just prior to a distribution, you will receive a distribution that will be taxable to you even though it represents in part a return of your invested capital.
     Generally, not later than 60 days after the close of its taxable year, the Fund will send you a written notice setting forth the amount and tax status of any distributions paid to you by the Fund. Ordinary income dividends and capital gain dividends may also be subject to state and local taxes.
     The Fund may be required to withhold and remit to the U.S. Treasury, a portion of the dividends, distributions and redemption proceeds payable to a shareholder who fails to provide the Fund (or its agent) with the shareholder’s correct taxpayer identification number (in the case of an individual, generally, such individual’s social security number) or to make the required certification that such shareholder is not subject to backup withholding, or who has been notified by the IRS that such shareholder is subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.
     The discussions set forth herein and in the SAI do not constitute tax advice. Prospective shareholders are urged to consult their own tax advisors to determine the specific tax consequences to them of investing in the Fund.]
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Certain Affiliations
     Highland is currently affiliated with NexBank, a FINRA member broker-dealer that is indirectly controlled by the principals of Highland. Part of the estimated offering and organizational expenses of $[___] includes a reimbursement to NexBank of up to [___]% (which will be up to $[_______]) for distribution assistance. NexBank will provide distribution assistance in connection with the sale of the common shares of the Fund by coordinating the “road show.” Additionally, NexBank’s representatives, who are internal or external wholesalers registered with FINRA through NexBank, will participate and engage in the road show by giving presentations about the Fund to branch offices of the underwriters. The payment by the Fund to NexBank of $[________] will be used solely to pay for the compensation to such wholesalers, NexBank’s assistance with coordinating the road show and to reimburse NexBank for the reasonable out-of-pocket expenses related to the road show. With the exception of the foregoing, NexBank will not receive any compensation for its distribution assistance in connection with this offering and, absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and our ability to utilize affiliated brokers for agency transactions is subject to restrictions. Subject to compliance with those restrictions, any amounts that the

Fund may incur in agency transactions with NexBank may be more or less than what would be paid in an arms-length transaction.
CUSTODIAN, TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT
     The Custodian of the assets of the Fund will be [          ]. The Custodian will perform custodial, fund accounting and portfolio accounting services. [                ] will serve as the Fund’s transfer agent with respect to its common shares.
     [             ] serves as the Fund’s dividend disbursing agent, as agent under the Fund’s Plan and as transfer agent and registrar for the common shares of the Fund.
UNDERWRITING
     Subject to the terms and conditions stated in the underwriting agreement dated           , 2009, each Underwriter named below, for which [          ] is acting as representative, has severally agreed to purchase, and the Fund has agreed to sell to such Underwriter, the number of common shares set forth opposite the name of such Underwriter.

Number of
Underwriter	Common Shares

Total

     The underwriting agreement provides that the obligations of the Underwriters to purchase the common shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions.
     The Underwriters are obligated to purchase all the common shares sold under the underwriting agreement if any of the common shares are purchased. In the underwriting agreement, the Fund and the Investment Adviser have agreed to indemnify the Underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933 (the “1933 Act”) or to contribute payments the Underwriters may be required to make for any of those liabilities.
Commissions and Discounts
     The Underwriters propose to initially offer some of the common shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the common shares to certain dealers at the public offering price less a concession not in excess of $        per common share. The sales load the Fund will pay of $      per share is equal to      % of the initial offering price. The Underwriters may allow, and the dealers may reallow, a discount not in excess of $      per share on sales to other dealers. After the initial public offering, the public offering price, concession, and discount may be changed.

Investors must pay for any common shares purchased through the initial public offering on or before           , 2009.
     The following table shows the public offering price, estimated offering expenses, sales load and proceeds, after expenses, to the Fund. The information assumes either no exercise or full exercise by the Underwriters of their overallotment option.

	Per Share		Without Option	With Option
Public offering price		$20.00	$	$
Sales load	$		$	$
Estimated offering expenses	$		$	$
Proceeds, after expenses, to the Fund	$		$	$
     The expenses of the offering are estimated at $      and are payable by the Fund. The Investment Adviser has agreed to pay the amount by which the Fund’s offering expenses (other than the sales load, but including the reimbursement of expenses described in the preceding sentence) exceed $.04 per common share (the “Reimbursement Cap”).
Overallotment Option
     The Fund has granted to the Underwriters an option to purchase up to       additional common shares at the public offering price, less the sales load, within 45 days from the date of this prospectus solely to cover any overallotments. If the Underwriters exercise this option, each will be obligated, subject to conditions contained in the underwriting agreement, to purchase a number of additional common shares proportionate to that Underwriter’s initial amount reflected in the above table.
Price Stabilization, Short Positions and Penalty Bids
     Until the distribution of the common shares is complete, the Commission rules may limit Underwriters and selling group members from bidding for and purchasing the Fund’s common shares. However, the representative may engage in transactions that stabilize the price of the common shares, such as bids or purchases to peg, or maintain, that price.
     If the Underwriters create a short position in the common shares in connection with the offering (i.e., if they sell more common shares than are listed on the cover of this prospectus), the representative may reduce that short position by purchasing common shares in the open market. The representative may also elect to reduce any short position by exercising all or part of the overallotment option described above. The Underwriters also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the common shares sold in this offering for their account may be reclaimed by the syndicate if such common shares are repurchased by the syndicate in stabilizing or covering transactions. Purchases of common shares to stabilize the price or to reduce a short position may cause the price of the Fund’s common shares to be higher than it might be in the absence of such purchases.
     Neither the Fund nor any of the Underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the common shares. In addition, neither the Fund nor any of the Underwriters makes any representation that the representative Underwriters will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

     The Fund has agreed not to offer or sell any additional common shares for a period of 180 days after the date of the underwriting agreement without the prior written consent of the Underwriters, except for the sale of the common shares to the Underwriters pursuant to the underwriting agreement and certain transactions relating to the Fund’s Plan.
     The Fund anticipates that the Underwriters may from time to time act as brokers or dealers in connection with the Fund’s portfolio transactions. The Underwriters are active Underwriters of, and dealers in, securities and act as market makers in a number of such securities and, therefore, can be expected to engage in portfolio transactions with the Fund.
     One or more of the Underwriters of the common shares may also act as an underwriter of the Fund’s preferred shares, if any, and as a broker-dealer in connection with auctions of the preferred shares.
     The common shares will be sold in such a manner as to ensure that New York Stock Exchange distribution standards (that is, round lots, public shares and aggregate market value) will be met.
LEGAL MATTERS
     Certain legal matters in connection with the common shares will be passed upon for the Fund by Ropes & Gray LLP, Boston, Massachusetts and for the underwriters by [_______], [New York, New York].
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     [                   ] serves as the independent registered public accounting firm of the Fund and will annually audit the financial statements of the Fund. [              ] is located at [_______].
ADDITIONAL INFORMATION
     The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith files reports and other information with the Commission. Reports, proxy statements, and other information filed by the Fund with the Commission pursuant to the informational requirements of such Acts can be inspected and copied at the public reference facilities maintained by the Commission, 100 F Street, N.E., Washington, D.C. 20549. The Commission maintains a web site at http://www.sec.gov containing reports, proxy and information statements, and other information regarding registrants, including the Fund, that file electronically with the Commission.
     The Fund expects the common shares to be listed on the NYSE under the symbol “[          ].” Reports, proxy statements and other information concerning the Fund and filed with the Commission by the Fund will be available for inspection at the NYSE, 20 Broad Street, New York, New York 10005.
     This prospectus constitutes part of a Registration Statement filed by the Fund with the Commission under the 1933 Act and the 1940 Act. This prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the common shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the Commission. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the Commission upon payment of the fee prescribed by its rules and regulations or free of charge through the Commission’s web site (http://www.sec.gov).

PRIVACY PRINCIPLES OF THE FUND
     The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.
     Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
     The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s Investment Adviser and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
     Certain statements in this prospectus constitute forward-looking statements, which involve known and unknown risks, uncertainties, and other factors that may cause the actual results, levels of activity, performance, or achievements of the Fund to be materially different from any future results, levels of activity, performance, or achievements expressed or implied by such forward-looking statements. Such factors include, among others, those listed under “Risk Factors and Special Considerations” and elsewhere in this prospectus.

     Until      , 2009, all dealers that effect transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.
Shares
Highland Pharmaceutical Royalty Fund
Common Shares of Beneficial Interest
$20.00 per Share
PROSPECTUS
          , 2009

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION
PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION
DATED JANUARY 23, 2009
HIGHLAND PHARMACEUTICAL ROYALTY FUND
Highland Pharmaceutical Royalty Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), with no operating history. This Statement of Additional Information does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated [   ], 2009. This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing common shares, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling [1-877-665-1287]. You may also obtain a copy of the prospectus on the Securities and Exchange Commission’s web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the prospectus.

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INVESTMENT RESTRICTIONS
     Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding common shares and preferred shares, if any, voting together as a single class, and of the holders of a majority of the outstanding preferred shares, if any, voting as a separate class:
1.	invest 25% or more of the value of its total assets in any single industry or group of industries, except that the Fund will invest more than 25% and may invest up to 100% of its assets in securities of issuers in the life sciences and healthcare group of industries;

2.	issue senior securities or borrow money other than as permitted by the 1940 Act, or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, securities lending, when-issued and forward commitment transactions and similar investment strategies;

3.	make loans of money or property to any person, except through loans of portfolio securities up to a maximum of 33 1/3% of the Fund’s total assets, the purchase of debt securities, including bank loans (senior loans) and participations therein, or the entry into repurchase agreements up to a maximum of 33 1/3% of the Fund’s total assets;

4.	underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities or the sale of its own securities, the Fund may be deemed to be an underwriter;

5.	purchase real estate or interests therein, except to the extent that as a result of such investments the Fund would not cease to be a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended; or

6.	purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without the Fund becoming subject to registration with the Commodity Futures Trading Commission (the “CFTC”) as a commodity pool.
     For purposes of fundamental investment restriction 1 above, the Fund considers the life sciences and healthcare group of industries to include, without limitation, current and future issuers in industry group 283 (Drugs), which currently includes the following SIC codes: 2833 (Medicinal Chemicals & Botanical Products), 2834 (Pharmaceutical Preparations), 2835 (In Vitro & In Vivo Diagnostic Substances) and 2836 (Biological Products, Except Diagnostic Substances).
     As currently relevant to the Fund, the 1940 Act requires an asset coverage of 200% for a closed-end fund issuing preferred stock and 300% for borrowings exceeding 5% of the Fund’s assets (excluding temporary borrowings).
     In addition, to comply with the federal tax requirements for qualification as a regulated investment company, the Fund’s investments must meet certain diversification requirements. See “Tax Matters.”
     For purposes of this SAI, the vote of a “majority of the outstanding” voting securities of the Fund means the vote, at the annual or a special meeting of shareholders of the Fund duly called: (a) of 67% or more of the Fund’s outstanding voting securities present at such meeting, if the holders of more than 50% of its outstanding voting securities are present or represented by proxy; or (b) of more than 50% of a Fund’s outstanding voting securities, whichever is less. “Voting security” means any security presently entitling the owner or holder thereof to vote for the election of directors of a company.
     The percentage limitations applicable to the Fund’s portfolio described in the prospectus and this SAI apply only at the time of investment, except that the percentage limitation with respect to borrowing applies at all times, and the Fund will not be required to sell securities due to subsequent changes in the value of securities it owns.

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ADDITIONAL INVESTMENT INFORMATION
     The following is a description of the various investments the Fund may acquire, whether as a primary or secondary strategy. The information supplements the discussion of the Fund’s investment objectives, policies and techniques that are described in the prospectus.
SHORT-TERM DEBT SECURITIES
     For temporary defensive purposes or to keep cash on hand, the Fund may invest up to 100% of its total assets in cash equivalents and short-term debt securities. During the period following this offering the Fund may invest a substantial portion of its assets in these types of investments as the Fund seeks opportunities in Royalty Securities. Royalty Securities are securities related to pharmaceutical royalty streams, which means that they are secured by royalties derived from licenses of intellectual property related to pharmaceutical products. Short-term debt investments are defined to include, without limitation, the following:
1.	U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

2.	Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the Federal Deposit Insurance Corporation.

3.	Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

4.	Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. Highland Capital Management, L.P. (“Highland” or the “Investment Adviser”) will consider the financial condition of the corporation (e.g., earning power,

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cash flow and other liquidity ratios). Investments in commercial paper may carry a variable or floating rate of interest.
EQUITY SECURITIES
     The Fund may invest in equity securities including common stock, preferred stock, convertible securities, warrants and depository receipts. Common stocks and other equity securities may take the form of stock in corporations, partnership interests, interests in limited liability companies and other direct or indirect interests in business organizations.
     Common Stock. The Fund will purchase equity securities of various issuers. An inherent risk of investing in the Fund is equity risk, which is the risk that the securities held by the Fund will fall in market value due to adverse market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate and the particular circumstances and performance of particular companies whose securities the Fund holds. An investment in the Fund represents an indirect economic stake in the securities owned by the Fund. The market value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably, and the prices of most securities in a market can drop substantially at any time.
     Preferred Stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.
     Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure, but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.
     Warrants. Warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the warrants’ expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.
     Depository Receipts.. The Fund may invest in both sponsored and unsponsored American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or U.S. underlying securities. GDRs are depository receipts structured

3

like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs may present additional investment considerations of non-U.S. securities.
VARIABLE AND FLOATING RATE INSTRUMENTS
     The Fund may purchase rated and unrated variable and floating rate instruments. These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The Fund may invest in leveraged inverse floating rate debt instruments (“Inverse Floaters”). The interest rate of an Inverse Floater resets in the opposite direction from the market rate of interest to which it is indexed. An Inverse Floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in Inverse Floaters is associated with greater volatility in their market values. The absence of an active secondary market with respect to particular variable and floating rate instruments, however, could make it difficult for the Fund to dispose of a variable or floating rate instrument if the issuer defaulted on its payment obligation or during periods when the Fund is not entitled to exercise its demand rights and the Fund could, for these or other reasons, suffer a loss, with respect to such instruments.
DERIVATIVE TRANSACTIONS AND RISK MANAGEMENT
     Consistent with its investment objectives and policies set forth in the prospectus, the Fund may also enter into certain risk management transactions. In particular, the Fund may purchase and sell futures contracts, exchange listed and over-the-counter put and call options on securities, equity and other indices and futures contracts, forward foreign currency contracts, and may enter into various interest rate transactions. Derivative Transactions may be used to attempt to protect against possible changes in the market value of the Fund’s portfolio resulting from fluctuations in the securities markets and changes in interest rates, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes and to establish a position in the securities markets as a temporary substitute for purchasing particular securities. Any or all of these Derivative Transactions may be used at any time. There is no particular strategy that requires use of one technique rather than another. Use of any Derivative Transaction is a function of market conditions. The ability of the Fund to manage them successfully will depend on Highland’s ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. The Derivative Transactions that the Fund may use are described below, although the Fund may in the future use similar Derivative Transactions not specifically described herein.
     Futures Contracts and Options on Futures Contracts. In connection with its Derivative Transactions and other risk management strategies, the Fund may also enter into contracts for the purchase or sale for future delivery (“futures contracts”) of securities, aggregates of securities or indices or prices thereof, other financial indices and U.S. government debt securities or options on the above. The Fund will engage in such transactions only for bona fide risk management and other portfolio management purposes.
     Forward Foreign Currency Contracts. The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered into. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.
     The Fund may engage in various forward currency contract strategies, including without limitation the following:
•	The Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. The Fund may sell a forward currency

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contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency.
•	The Fund may also use forward currency contracts to shift the Fund’s exposure to foreign currency exchange rate changes from one currency to another. For example, if the Fund owns securities denominated in a foreign currency and Highland believes that currency will decline relative to another currency, the Fund might enter into a forward currency contract to sell the appropriate amount of the first foreign currency with payment to be made in the second currency.

•	The Fund may also purchase forward currency contracts to enhance income when Highland anticipates that the foreign currency will appreciate in value but securities denominated in that currency do not present attractive investment opportunities.

•	The Fund may also use forward currency contracts to offset against a decline in the value of existing investments denominated in a foreign currency. Such a transaction would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors.

•	The Fund could also enter into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Fund’s existing investments are denominated. This type of transaction could offer advantages in terms of cost, yield or efficiency, but may not offset currency exposure as effectively as a simple forward currency transaction to sell U.S. dollars. This type of transaction may result in losses if the currency sold does not perform similarly to the currency in which the Fund’s existing investments are denominated.

•	The Fund may also use forward currency contracts in one currency or a basket of currencies to attempt to offset against fluctuations in the value of securities denominated in a different currency if Highland anticipates that there will be a correlation between the two currencies.

•	The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved.

•	When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in a segregated account. The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term strategy is highly uncertain.
     Swaps. Swap contracts may be purchased or sold to obtain investment exposure and/or to hedge against fluctuations in securities prices, currencies, interest rates or market conditions, to change the duration of the overall portfolio or to mitigate default risk. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) on different currencies, securities, baskets of currencies or securities, indices or other instruments, which returns are calculated with respect to a “notional value,” i.e., the designated reference amount of exposure to the underlying instruments. The Fund intends to enter into swaps primarily on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the other party to a swap contract defaults, the Fund’s risk of loss will consist of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of the Fund’s

5

obligations over its entitlements will be maintained in a segregated account by the Fund’s custodian. The Fund will not enter into a swap agreement unless the claims-paying ability of the other party thereto is considered to present an acceptable credit risk by the Investment Adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Swap instruments are not exchange-listed securities and may be traded only in the over-the-counter market.
•	Interest Rate Swaps. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). The Fund may use interest rate swaps for risk management purposes and as a speculative investment.

•	Total Return Swaps. Total return swaps are contracts in which one party agrees to make payments of the total return from the designated underlying asset(s), which may include securities, baskets of securities, or securities indices, during the specified period, in return for receiving payments equal to a fixed or floating rate of interest or the total return from the other designated underlying asset(s). The Fund may enter into non-recourse or recourse total return swaps. The Fund may use total return swaps for risk management purposes and as a speculative investment.

•	Currency Swaps. Currency swaps involve the exchange of the two parties’ respective commitments to pay or receive fluctuations with respect to a notional amount of two different currencies (e.g., an exchange of payments with respect to fluctuations in the value of the U.S. dollar relative to the Japanese yen). The Fund may enter into currency swap contracts and baskets thereof for risk management purposes and as a speculative investment.

•	Credit Default Swaps. To the extent consistent with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the Fund may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Fund receives income throughout the term of the contract, which typically is between three years and five years, provided that there is no default event. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. The Fund will enter into swap agreements only with counterparties that are believed by the Investment Adviser to present acceptable credit risk to the Fund. A buyer also will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. When the Fund acts as a seller of a credit default swap agreement it is exposed to many of the same risks of leverage described in the prospectus under “Principal Risks of the Fund — Leverage Risk” since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

•	Credit-Linked Notes. The Fund may invest in credit-linked notes (“CLNs”) for risk management purposes and to vary its portfolio. A CLN is a derivative instrument. It is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to credit risk of the reference obligations and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk.
     Calls on Securities, Indices and Futures Contracts. In order to enhance income or reduce fluctuations on net asset value, the Fund may sell or purchase call options (“calls”) on securities and indices based upon the prices of futures contracts and debt or equity securities that are traded on U.S. and non-U.S. securities exchanges and in the over-the-counter markets. A call option gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. All such calls sold by the Fund must be “covered” as long as the call is outstanding (i.e., the Fund

6

must own the instrument subject to the call or other securities or assets acceptable for applicable segregation and coverage requirements). A call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require the Fund to hold an instrument which it might otherwise have sold. The purchase of a call gives the Fund the right to buy a security, futures contract or index at a fixed price. Calls on futures on securities must also be covered by assets or instruments acceptable under applicable segregation and coverage requirements.
     Puts on Securities, Indices and Futures Contracts. The Fund may purchase put options (“puts”) that relate to securities (whether or not it holds such securities in its portfolio), indices or futures contracts. For the same purposes, the Fund may also sell puts on securities, indices or futures contracts on such securities if the Fund’s contingent obligations on such puts are covered by assets consisting of cash or securities having a value not less than the exercise price. In selling puts, there is a risk that the Fund may be required to buy the underlying security at a price higher than the current market price.
     Interest Rate Transactions. Among the Derivative Transactions in which the Fund may enter into are interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.
     The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is offsetting volatility with respect to its assets or liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments on the payment dates. Inasmuch as these Derivative Transactions are entered into for good faith risk management purposes, Highland and the Fund will not treat them as being subject to its borrowing restrictions. The Fund will accrue the net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each interest rate swap on a daily basis and will designate on its books and records an amount of cash or liquid securities having an aggregate net asset value at all times at least equal to the accrued excess. The Fund will enter into interest rate swap, cap or floor transactions only with counterparties that are judged by Highland to present acceptable credit risk. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.
ADDITIONAL CHARACTERISTICS AND RISKS OF DERIVATIVE TRANSACTIONS
     In order to manage the risk of its securities portfolio, or to enhance income or gain as described in the prospectus, the Fund will engage in Derivative Transactions. The Fund will engage in such activities in the Investment Adviser’s discretion, and may not necessarily be engaging in such activities when movements in interest rates that could affect the value of the assets of the Fund occur. The Fund’s ability to pursue certain of these strategies may be limited by applicable regulations of the CFTC. The Fund’s Derivative Transactions may accelerate and/or increase the amount of taxes payable by shareholders.
PUT AND CALL OPTIONS ON SECURITIES AND INDICES
     The Fund may purchase and sell put and call options on securities and indices. A put option gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. The Fund may also purchase and sell options on securities indices (“index options”). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash

7

upon exercise of the option if the level of the securities index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option. The purchase of a put option on a security could protect the Fund’s holdings in a security or a number of securities against a substantial decline in the market value. A call option gives the purchaser of the option the right to buy and the seller the obligation to sell the underlying security or index at the exercise price during the option period or for a specified period prior to a fixed date. The purchase of a call option on a security could protect the Fund against an increase in the price of a security that it intended to purchase in the future. In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Fund will experience a loss in the amount of the option premium plus any related commissions. When the Fund sells put and call options, it receives a premium as the seller of the option. The premium that the Fund receives for selling the option will serve as a partial offset, in the amount of the option premium, against changes in the value of the securities in its portfolio. During the term of the option, however, a covered call seller has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying security increases, but has retained the risk of loss should the price of the underlying security decline. Conversely, a secured put seller retains the risk of loss should the market value of the underlying security decline below the exercise price of the option, less the premium received on the sale of the option. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options (“OTC Options”) which are privately negotiated with the counterparty. Listed options are issued by the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options.
     The Fund’s ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Fund. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction.
     The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the option markets.
FUTURES CONTRACTS AND RELATED OPTIONS
     Characteristics. The Fund may sell financial futures contracts or purchase put and call options on such futures as an offset against anticipated market movements. The sale of a futures contract creates an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).
     Margin Requirements. At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment (“initial margin”). It is expected that the initial margin that the Fund will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the

8

payment in case of “variation margin” may be required, a process known as “marking to the market.” Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.
     Limitations on Use of Futures and Options on Futures. The Fund currently may enter into such transactions without limit for bona fide strategic purposes, including risk management and duration management and other portfolio strategies. The Fund may also engage in transactions in futures contracts or related options for non-strategic purposes to enhance income or gain provided that the Fund will not enter into a futures contract or related option (except for closing transactions) for purposes other than bona fide strategic purposes, or risk management including duration management if, immediately thereafter, the sum of the amount of its initial deposits and premiums on open contracts and options would exceed 5% of the Fund’s liquidation value, i.e., net assets (taken at current value); provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The above policies are non-fundamental and may be changed by the Fund’s Board at any time. Also, when required, an account of cash equivalents designated on the books and records will be maintained and marked to market on a daily basis in an amount equal to the market value of the contract.
     Segregation and Cover Requirements. Futures contracts, interest rate swaps, caps, floors and collars, short sales, reverse repurchase agreements and dollar rolls, and listed or OTC options on securities, indices and futures contracts sold by the Fund are generally subject to earmarking and coverage requirements of either the CFTC or the SEC, with the result that, if the Fund does not hold the security or futures contract underlying the instrument, the Fund will be required to designate on its books and records on an ongoing basis, cash, U.S. government securities, or other liquid securities in an amount at least equal to the Fund’s obligations with respect to such instruments.
     Such Amounts Fluctuate as the Obligations Increase or Decrease. The earmarking requirement can result in the Fund maintaining securities positions it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.
     Derivative Transactions Present Certain Risks. With respect to Derivative Transactions and risk management, the variable degree of correlation between price movements of strategic instruments and price movements in the position being offset create the possibility that losses using the strategy may be greater than gains in the value of the Fund’s position. The same is true for such instruments entered into for income or gain. In addition, certain instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments predominantly for hedging purposes should tend to minimize the risk of loss due to a decline in the value of the position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Fund to successfully utilize Derivative Transactions will depend on the Investment Adviser’s ability to predict pertinent market movements and sufficient correlations, which cannot be assured. Finally, the daily deposit requirements in futures contracts that the Fund has sold create an on going greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to the use of Derivative Transactions will reduce net asset value.
     Regulatory Considerations. The Fund has claimed an exclusion from the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.
OTHER INVESTMENT POLICIES AND TECHNIQUES
     When-Issued and Forward Commitment Securities. The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to acquire the security or to offset against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a

9

when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, it will designate on its books and records cash or liquid securities equal to at least the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Fund. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.
     Pay-In-Kind Securities. The Fund may invest in pay-in-kind, or “PIK” securities. PIK securities are securities which pay interest through the issuance of additional debt or equity securities. Similar to zero coupon obligations, PIK securities also carry additional risk as holders of these types of securities typically do not receive cash until the final payment date on the security unless such security is sold. In addition, if the issuer defaults, the Fund may obtain no return at all on its investment. The market price of PIK securities is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash. Additionally, current U.S. federal income tax law requires the holder of certain PIK securities to accrue interest income with respect to these securities prior to the actual receipt of cash payments. In order to receive the special treatment accorded to “regulated investment companies” (“RICs”) and their shareholders under the Code and to avoid liability for U.S. federal income and/or excise taxes at the Fund level, the Fund may be required to distribute income accrued with respect to these securities prior to the Fund’s receipt of cash and thus may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.
     Mezzanine Investments. The Fund may invest in certain high-yield securities known as mezzanine investments, which are subordinated debt securities that are generally issued in private placements in connection with an equity security (e.g., with attached warrants). Such mezzanine investments may be issued with or without registration rights. Similar to other high-yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine investments are usually unsecured and subordinate to other obligations of the issuer.
     Loan Participations and Assignments. The Fund may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a corporation or foreign government and one or more financial institutions (“Lenders”). The Fund’s investments in Loans are expected in most instances to be in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans (“Assignments”) from third parties. Participations typically will result in the Fund having a contractual relationship only with the Lender, not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and the Fund and only upon receipt by the Lender of the payments by the borrower. In connection with purchasing Participations, the Fund generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which is has purchased the Participation. As a result the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by Highland to be creditworthy. When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.
     The Fund may have difficulty disposing of Assignments and Participations. Because there is no public market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Fund’s ability to dispose of particular Assignments or Participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more

10

difficult for the Fund to assign a value to those securities for purposes of valuing the Fund’s portfolio and calculating its net asset value.
     Other Secured Loans. Secured loans other than senior loans and second lien loans are made by public and private corporations and other non-governmental entities and issuers for a variety of purposes. Such secured loans may rank lower in right of payment to one or more senior loans and second lien loans of the borrower. Such secured loans typically are secured by a lower priority security interest or lien to or on specified collateral securing the borrower’s obligation under the loan, and typically have more subordinated protections and rights than senior loans and second lien loans. Secured loans may become subordinated in right of payment to more senior obligations of the borrower issued in the future. Such secured loans may have fixed or adjustable floating rate interest payments. Because such secured loans may rank lower as to right of payment than senior loans and second lien loans of the borrower, they may present a greater degree of investment risk than senior loans and second lien loans but often pay interest at higher rates reflecting this additional risk. Such investments generally are of below investment grade quality. Other than their more subordinated status, such investments have many characteristics and risks similar to senior loans and second lien loans discussed in the prospectus. In addition, secured loans of below investment grade quality share many of the risk characteristics of non-investment grade securities. As in the case of senior loans and second lien loans, the Fund may purchase interests in other secured loans through assignments or participations. Other secured loans are subject to the same risks associated with investment in senior loans, second lien loans and non-investment grade securities. Because such loans, however, may rank lower in right of payment to senior loans and second lien loans of the borrower, they may be subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to repay the scheduled payments after giving effect to more senior secured obligations of the borrower. Such secured loans are also expected to have greater price volatility than senior loans and second lien loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in other secured loans, which would create greater credit risk exposure.
     Project Loans. The Fund may invest in project loans, which are fixed income securities of issuers whose revenues are primarily derived from mortgage loans to multi-family, nursing home and other real estate development projects. The principal payments on these mortgage loans will be insured by agencies and authorities of the U.S. Government.
     Other Investment Companies. The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund’s investment objectives and principal investment strategies and permissible under the 1940 Act. Under one provision of the 1940 Act, the Fund may not acquire the securities of other investment companies if, as a result, (i) more than 10% of the Fund’s total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund or (iii) more than 5% of the Fund’s total assets would be invested in any one investment company. Other provisions of the 1940 Act are less restrictive provided that the Fund is able to meet certain conditions. These limitations do not apply to the acquisition of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all of the assets of another investment company.
     The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses will be in addition to the direct expenses incurred by the Fund.
     Exchange Traded Funds. Subject to the limitations on investment in other investment companies, the Fund may invest in exchange traded funds (“ETFs”). ETFs, such as SPDRs, NASDAQ 100 Index Trading Stock (QQQs), iShares and various country index funds and sector funds, are funds whose shares are traded on a national exchange. ETFs may be based on underlying equity or fixed income securities. SPDRs, for example, seek to provide investment results that correspond generally to the performance of the component common stocks of the S&P 500. The iShares Dow Jones US Healthcare ETF, for example, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of U.S. healthcare stocks, as represented by the Dow Jones U.S. Health Care Index. Other ETFs may seek to track a multiple of an index or the inverse of an index. For example, ProShares UltraShort Health Care ETF seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the Dow Jones U.S. Health Care Index. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as

11

“creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses incurred by the Fund.
     Zero Coupons and Deferred Payment Obligations. The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments. Additionally, current U.S. federal income tax law requires the holder of certain zero-coupon bonds to accrue interest income with respect to these securities prior to the actual receipt of cash payments by the holder. In order to receive the special treatment accorded to RICs and their shareholders under the Code and to avoid liability for U.S. federal income and/or excise taxes at the Fund level, the Fund may be required to distribute income accrued with respect to these securities prior to the Fund’s receipt of cash and thus may have to dispose of Fund securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.
     The Fund may invest in deferred payment securities. Deferred payment securities are securities that remain zero-coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Deferred payment securities are subject to greater fluctuations in value and may have lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.
MANAGEMENT OF THE FUND
BOARD OF TRUSTEES
     The Board of Trustees of the Fund provides broad oversight over the operations and affairs of the Fund and protects the interests of shareholders. The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Fund’s business. The names and ages of the Trustees and officers of the Fund, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships or trusteeships they hold are shown below. The business address of each Trustee and officer is NexBank Tower, 13455 Noel Road, Suite 900, Dallas, Texas 75240. Prior to the public offering of securities of the Fund, the initial shareholder will elect a Board of Trustees in compliance with Section 10(a) of the 1940 Act.

Number of
Portfolios in
Highland Fund
		Term of Office and		Complex	Other
		Length of Time	Principal Occupation(s)	Overseen by	Directorships/
Name and Age	Position with the Fund	Served(1)	During Past Five Years	Trustee (2)	Trusteeships Held
TRUSTEE/OFFICER(3)

R. Joseph Dougherty (Age 38)	Sole Initial Trustee, Chief Executive Officer and President	Trustee since January 2009.	Senior Portfolio Manager of the Adviser since 2000, Director/Trustee of the funds in the Highland Fund Complex since 2004 and President and Chief Executive Officer of the funds in the Highland Fund Complex since December	[10]	None.

12

Number of
Portfolios in
Highland Fund
		Term of Office and		Complex	Other
	Position with the	Length of Time	Principal Occupation(s)	Overseen by	Directorships/
Name and Age	Fund	Served(1)	During Past Five Years	Trustee (2)	Trusteeships Held
2008; Senior Vice President of Highland Distressed Opportunities, Inc. since September 2006; Senior Vice President of the funds in the Highland Fund Complex from 2004 to December 2008.
OFFICERS

Term of Office and
	Position with the	Length of Time
Name and Age	Fund	Served	Principal Occupation(s) During Past Five Years

Brad Borud (Age 37)	Executive Vice President	Indefinite Term and Officer since January 2009.	Senior Trader and Chief Investment Officer — Retail Products of the Adviser since April 2008 and Executive Vice President of the funds in the Highland Complex since December 2008; Senior Trader and Co-Director of Portfolio Management of the Adviser from 2003 to March 2008.

M. Jason Blackburn (Age 32)	Treasurer (Principal Accounting and Principal Financial Officer) and Secretary	Indefinite Term and Officer since January 2009.	Assistant Controller of the Investment Adviser since November 2001; Treasurer and Secretary of the funds in the Highland Fund Complex and Highland Distressed Opportunities, Inc.

Michael Colvin (Age 39)	Chief Compliance Officer	Indefinite Term and Officer since January 2009.	General Counsel and Chief Compliance Officer of the Adviser since June 2007 and Chief Compliance Officer of the funds in the Highland Fund Complex and Highland Distressed Opportunities, Inc. since July 2007; Shareholder in the Corporate and Securities Group at Greenberg Traurig, LLP from January 2007 to June 2007; Partner in the Private Equity Practice Group at Weil, Gotshal & Manges, LLP from January 2003 to January 2007.

(1)	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees with which he serves. Mr. Dougherty is expected to stand for re-election in [ ].

(2)	The Highland Fund Complex consists of all of the registered investment companies advised by Highland as of the date of this Statement of Additional Information. In addition, each Trustee oversees Highland Distressed Opportunities Fund, Inc., a closed-end company that has filed an election to be regulated as a business development company under the 1940 Act.

13

(3)	Mr. Dougherty is deemed to be an “interested person” of the Fund under the 1940 Act because of his position with the Investment Adviser.
COMPENSATION OF TRUSTEES
     The executive officers of the Fund and the Trustees who are “interested persons” (as defined in the 1940 Act) receive no direct remuneration from the Fund. Each Independent Trustee receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex based upon relative net assets. Independent Trustees are reimbursed for actual out-of-pocket expenses relating to attendance at meetings. The Trustees do not have any pension or retirement plan.
     The following table summarizes the compensation paid by the Fund to the Trustees and the aggregate compensation paid by the Highland Fund Complex to the Trustees.

Aggregate Compensation
	Aggregate Compensation	from Highland Fund
	from the Fund for the	Complex for the
	fiscal year ended	calendar year ended
Name of Trustee	December 31, 2008	December 31, 2008

INTERESTED TRUSTEE
R. Joseph Dougherty	$0	$0
     The Fund is a newly organized investment company. Accordingly, as of the date of this Statement of Additional Information, none of the trustees beneficially owns any securities issued by the Fund.
BOARD COMMITTEES
     In connection with the Board’s responsibility for the overall management and supervision of the Fund’s affairs, the Trustees meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with service providers for the Fund and review the Fund’s performance. To fulfill these duties, the Fund has an Audit Committee, a Nominating Committee, a Litigation Committee and a Qualified Legal Compliance Committee.
     The Audit Committee consists of                     ,                     ,                     , and                     . The Audit Committee acts according to the Audit Committee charter.                      has been appointed as Chairman of the Audit Committee. The Audit Committee is responsible for (i) oversight of the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements and (ii) providing assistance to the Board in connection with its oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements and the independent registered public accounting firm’s qualifications, independence and performance. The Board has determined that the Fund has one audit committee financial expert serving on its Audit Committee,                     , who is independent for the purpose of the definition of audit committee financial expert as applicable to the Fund.
     The Nominating Committee’s function is to canvass, recruit, interview, solicit and nominate trustees. The Nominating Committee considers recommendations for nominees from shareholders sent to the Secretary of the Fund, NexBank Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of trustees, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Nominating Committee. The Nominating Committee is comprised of Messrs.                     ,                     ,                      and                     .

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     The Litigation Committee’s function is to seek to address any potential conflicts of interest between or among the Fund and the Investment Adviser in connection with any potential or existing litigation or other legal proceeding relating to securities held by the Fund and the Investment Adviser or another client of the Investment Adviser. The Litigation Committee is comprised of Messrs.                     ,                     ,                      and .
     The Qualified Legal Compliance Committee (the “QLCC”) is charged with compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations regarding alternative reporting procedures for attorneys representing the Fund who appear and practice before the Securities and Exchange Commission (the “Commission”) on behalf of the Fund. The QLCC is comprised of Messrs.                     ,                     ,                      and                    .
     As the Fund is a closed-end investment company with no prior investment operations, no meetings of the above committees have been held in the current fiscal year.
     Prior to this offering, all of the outstanding shares of the Fund were owned by [the Investment Adviser].
PROXY VOTING POLICIES AND PROCEDURES
     The Board of the Fund has delegated the voting of proxies for the Fund’s securities to the Investment Adviser pursuant to Highland’s proxy voting policies and procedures. Under these policies and procedures, Highland will vote proxies related to the Fund’s securities in the best interests of the Fund and its shareholders. A copy of Highland’s proxy voting policies and procedures is attached as Appendix B to this SAI and may be changed from time to time by Highland with the approval of the Fund’s Board of Trustees. The Fund’s proxy voting record for the most recent 12-month period ending June 30 will be available without charge, upon request, by (i) calling 1-877-665-1287 or (ii) visiting the SEC’s web site (http://www.sec.gov).
CODES OF ETHICS
     The Fund and the Investment Adviser have adopted codes of ethics under Rule 17j-1 of the 1940 Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund. These codes can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. The codes of ethics are available on the EDGAR Database on the SEC’s web site (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.
ADMINISTRATION, SUB-ADMINISTRATION AND ACCOUNTING SERVICES
     Pursuant to the administration services agreement between the Fund and Highland, Highland performs the following services: (i) prepare monthly security transaction listings; (ii) supply various normal and customary portfolio and Fund statistical data as requested on an ongoing basis; (iii) prepare for execution and file the Fund’s federal and state tax returns; prepare a fiscal tax provision in coordination with the annual audit; prepare an excise tax provision; and prepare all relevant Form 1099 calculations; (iv) coordinate contractual relationships and communications between the Fund and its contractual service providers; (v) coordinate printing of the Fund’s annual and semi-annual shareholder reports; (vi) prepare income and capital gain distributions; (vii) prepare the semiannual and annual financial statements; (viii) monitor the Fund’s compliance with Code, SEC and prospectus requirements; (ix) prepare, coordinate with the Fund’s counsel and coordinate the filing with the SEC: semi-annual reports on Form N-SAR and Form N-CSR; Form N-Q; and Form N-PX based upon information provided by the Fund, assist in the preparation of Forms 3, 4 and 5 pursuant to Section 16 of the Securities Exchange Act of 1934, as amended, and Section 30(f) of the 1940 Act for the officers and trustees of the Fund, such filings to be based on information provided by those persons; (x) assist in the preparation of notices of meetings of shareholders and coordinate preparation of proxy statements; (xi) assist in obtaining the fidelity bond and trustees’ and officers’/errors and omissions insurance policies for the Fund in accordance with the requirements of Rule 17g-1 and 17d-1(d)(7) under the 1940 Act; (xii) monitor the Fund’s assets to assure adequate fidelity bond coverage is maintained; (xiii) draft agendas and resolutions for quarterly and special board meetings; (xiv) coordinate the preparation, assembly and

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mailing of board materials; (xv) attend board meetings and draft minutes thereof; (xvi) maintain the Fund’s calendar to assure compliance with various filing and board approval deadlines; (xvii) assist the Fund in the handling of SEC examinations and responses thereto; (xviii) assist the Fund’s chief executive officer and chief financial officer in making certifications required under the SEC’s disclosure forms; (xix) prepare and coordinate the Fund’s state notice filings; (xx) furnish the Fund’s office space in the offices of Highland, or in such other place or places as may be agreed from time to time, and all necessary office facilities, simple business equipment, supplies, utilities and telephone service for managing the affairs of the Fund; (xxi) perform clerical, bookkeeping, recordkeeping, and all other administrative services not provided by the Fund’s other service providers; (xxii) determine or oversee the determination and publication of the Fund’s net asset value in accordance with the Fund’s policy as adopted from time to time by the Board of Trustees; (xxiii) oversee the maintenance by the Fund’s custodian and transfer agent and dividend disbursing agent of certain books and records of the Fund as required under Rule 31a-1(b)(2)(iv) of the 1940 Act and maintain (or oversee maintenance by such other persons as approved by the board of trustees) such other books and records required by law or for the proper operation of the Fund; (xxiv) determine the amounts available for distribution as dividends and distributions to be paid by the Fund to its shareholders; calculate, analyze and prepare a detailed income analysis and forecast future earnings for presentation to the Board; prepare and arrange for the printing of dividend notices to shareholders, as applicable; and provide to the Fund’s dividend disbursing agent and custodian with such information as is required for such parties to effect the payment of dividends and distributions and to implement the Fund’s dividend reinvestment plan; (xxv) serve as liaison between the Fund and each of its service providers; (xxvi) assist in monitoring and tracking the daily cash flows of the individual assets of the Fund, as well as security position data of portfolio investments; assist in resolving any identified discrepancies with the appropriate third party, including the Fund’s custodian, administrative agents and other service providers, through various means including researching available data via agent notices, financial news and data services, and other sources; (xxvii) monitor compliance with leverage tests under the Fund’s credit facility, and communicate with leverage providers and rating agencies; (xxviii) coordinate negotiation and renewal of credit agreements, as applicable, for presentation to the Board; (xxix) coordinate negotiations of agreements with counterparties and the Fund’s custodian for derivatives, short sale and similar transactions, as applicable; (xxx) provide assistance with the settlement of trades of portfolio securities; (xxxi) coordinate and oversee the provision of legal services to the Fund; (xxxii) cooperate with the Fund’s independent registered public accounting firm in connection with audits and reviews of the Fund’s financial statements, including interviews and other meetings, and provide necessary information and coordinate confirmations of bank loans and other assets for which custody is not through DTC, as necessary; (xxxiii) provide Secretary and any Assistant Secretaries, Treasurer and any Assistant Treasurers and other officers for the Fund as requested; (xxxiv) develop or assist in developing compliance guidelines and procedures; (xxxv) investigate and research customer and other complaints to determine liability, facilitate resolution and promote equitable treatment of all parties; (xxxvi) determine and monitor expense accruals for the Fund; (xxxvii) authorize expenditures and approve bills for payment on behalf of the Fund; (xxxviii) monitor the number of shares of the Fund registered and assist in the registration of additional shares, as necessary; (xxxix) prepare such reports as the Board may request from time to time; (xl) administer and oversee any securities lending program of the Fund; and perform such additional administrative duties relating to the administration of the Fund as may subsequently be agreed upon in writing between the Fund and Highland. Highland shall have the authority to engage a sub-administrator in connection with the administrative services of the Fund, which sub-administrator may be an affiliate of Highland; provided, however, that Highland shall remain responsible to the Fund with respect to its duties and obligations set forth in the administration services agreement.
     For such administration services, Highland receives an annual fee, payable monthly, in an amount equal to ___% of the average weekly value of the Fund’s average weekly Total Managed Assets (as defined in the prospectus). Under a separate sub-administration agreement, Highland has delegated certain administrative functions to PNC Global Investment Servicing (U.S.) Inc. (“PNC”), at an annual rate, payable by Highland, of ___% of the Fund’s average weekly Total Managed Assets.
     [The Fund is a party to an accounting services agreement with PNC pursuant to which PNC provides accounting services to the Fund. Pursuant to the Fund’s Accounting Services Agreement dated                     , 2009, PNC receives an annual fee, payable monthly, in an amount equal to ___%, subject to a minimum fee, of the average weekly value of the Fund’s Managed Assets plus certain other fees.]

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PORTFOLIO MANAGERS
     The Fund’s portfolio will initially be managed by a team led by Brad Borud. Brad Means is a member of the portfolio management team.
     As of                     , 2009, Brad Borud managed the following client accounts:

			NUMBER OF ACCOUNTS	ASSETS SUBJECT TO A
		ASSETS OF ACCOUNTS	SUBJECT TO A	PERFORMANCE FEE
TYPE OF ACCOUNT	NUMBER OF ACCOUNTS	($ MILLIONS)	PERFORMANCE FEE	($ MILLIONS)

Registered Investment Companies

Other Pooled Investment Vehicles

Other Accounts
     As of                     , 2009, Brad Means managed the following client accounts:

			NUMBER OF ACCOUNTS	ASSETS SUBJECT TO A
		ASSETS OF ACCOUNTS	SUBJECT TO A	PERFORMANCE FEE
TYPE OF ACCOUNT	NUMBER OF ACCOUNTS	($ MILLIONS)	PERFORMANCE FEE	($ MILLIONS)

Registered Investment Companies

Other Pooled Investment Vehicles

Other Accounts
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Conflicts of Interest
     The Investment Adviser has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, the Investment Adviser furnishes advisory services to numerous clients in addition to the Fund, and the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts

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(including accounts which are hedge funds or have performance or higher fees paid to the Investment Adviser, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, the Investment Adviser, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale the Investment Adviser recommends to the Fund. Actions with respect to securities of the same kind may be the same as or different from the action which the Investment Adviser, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take with respect to the same securities. Moreover, the Investment Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Investment Adviser’s (or its affiliates’) officers, directors or employees are directors or officers, or companies as to which the Investment Adviser or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, the Investment Adviser includes disclosure regarding these matters to its clients in both its Form ADV and investment advisory agreements.
     The Investment Adviser, its affiliates or their officers and employees serve or may serve as officers, directors or principals of entities that operate in the same or related lines of business or of investment funds managed by affiliates of the Investment Adviser. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Fund. As a result, the Investment Adviser will face conflicts in the allocation of investment opportunities to the Fund and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, the Investment Adviser will endeavor to allocate investment opportunities in a fair and equitable manner which may, subject to applicable regulatory constraints, involve pro rata co-investment by the Fund and such other clients or may involve a rotation of opportunities among the Fund and such other clients.
     The Investment Adviser and its affiliates have both subjective and objective procedures and policies in place designed to manage the potential conflicts of interest between the Investment Adviser’s fiduciary obligations to the Fund and their similar fiduciary obligations to other clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Fund and such other clients. An investment opportunity that is suitable for multiple clients of the Investment Adviser and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Investment Adviser’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Fund. Not all conflicts of interest can be expected to be resolved in favor of the Fund.
     Under current SEC regulations, the Fund may be prohibited from co-investing with any unregistered fund managed now or in the future by Highland in certain private placements in which Highland negotiates non-pricing terms.
COMPENSATION
     Highland’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors, including the relative pre-tax performance of a portfolio manager’s underlying account, the pre-tax combined performance of the portfolio manager’s underlying accounts, and the pre-tax relative performance of the portfolio manager’s underlying accounts measured against other employees. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by Highland, such as its “Short-Term Incentive Plan” and its “Long-Term Incentive Plan,” described below.
BASE COMPENSATION
     Generally, portfolio managers receive base compensation based on their seniority and/or their position with Highland, which may include the amount of assets supervised and other management roles within Highland. Base compensation is determined by taking into account current industry norms and market data to ensure that Highland pays a competitive base compensation.

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DISCRETIONARY COMPENSATION
     In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market, as well as participation in incentive plans, including one or more of the following:
     Short-Term Incentive Plan—The purpose of this plan is to attract and retain the highest quality employees for positions of substantial responsibility, and to provide additional incentives to a select group of management or highly -compensated employees of Highland in order to promote the success of Highland.
     Long-Term Incentive Plan—The purpose of this plan is to create positive morale and teamwork, to attract and retain key talent and to encourage the achievement of common goals. This plan seeks to reward participating employees based on the increased value of Highland.
     Because each person’s compensation is based on his or her individual performance, Highland does not have a typical percentage split among base salary, bonus and other compensation. Senior portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with Highland. Highland believes it is in the best interest of shareholders to maintain stability of portfolio management personnel.
SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS
     The Fund is a newly organized investment company. Accordingly, as of the date of this Statement of Additional Information, none of the portfolio managers beneficially owns any securities issued by the Fund.
PORTFOLIO TRANSACTIONS AND BROKERAGE
Selection of Broker-Dealers; Order Placement
     Subject to the overall review of the Board, the Investment Adviser is responsible for decisions to buy and sell securities and other portfolio holdings of the Fund, for selecting the broker or dealer to be used, and for negotiating any commission rates paid. In underwritten offerings, securities usually are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.
     The Investment Adviser and its affiliates manage other accounts, including private funds and individual accounts that invest in the same types of securities and instruments as the Fund. Although investment decisions for the Fund are made independently from those of such other accounts, investments of the type the Fund may make also may be made on behalf of such other accounts. When the Fund and one or more other accounts is prepared to invest in, or desires to dispose of, the same investment, available investments or opportunities for each are allocated in a manner believed by the Investment Adviser to be equitable over time. The Investment Adviser may (but is not obligated to) aggregate orders, which may include orders for accounts in which the Investment Adviser or its affiliates have an interest, to purchase and sell securities to obtain favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all participating accounts, in some cases these activities may adversely affect the price paid or received or the size of the position obtained by or disposed of for the Fund. Where trades are aggregated, the investments or proceeds, as well as the expenses incurred, will be allocated by the Investment Adviser in a manner designed to be equitable and consistent with the Investment Adviser’s fiduciary duty to the Fund and its other clients (including its duty to seek to obtain best execution of client trades).

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Commission Rates; Brokerage and Research Services
     In placing orders for the Fund’s portfolio, the Investment Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Investment Adviser will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking the most favorable price and execution, the Investment Adviser, having in mind the Fund’s best interests, will consider all factors it deems relevant, including, by way of illustration: price; the size, type and difficulty of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction taking into account market prices and trends; operational capabilities; the reputation, experience and financial stability of the broker-dealer involved; and the quality of service rendered by the broker-dealer in other transactions. Though the Investment Adviser generally seeks reasonably competitive commissions or spreads, the Fund will not necessarily be paying the lowest commission or spread available. The Investment Adviser may place portfolio transactions, to the extent permitted by law, with brokerage firms participating in a distribution of the Fund’s shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms.
     The Investment Adviser seeks to obtain “best execution” considering the execution price and overall commission costs paid and other factors. The Investment Adviser routes its orders to various broker-dealers for execution at its discretion. Factors involved in selecting brokerage firms include the size, type and difficulty of the transaction, the nature of the market for the security, the reputation, experience and financial stability of the broker-dealer involved, the quality of service, the quality of research and investment information provided and the firm’s risk in positioning a block of securities. Within the framework of the policy of obtaining the most favorable price and efficient execution, the Investment Adviser does consider “brokerage and research services” (as defined in the Securities Exchange Act of 1934, as amended) provided by brokers who effect portfolio transactions with the Investment Adviser or the Fund. “Brokerage and research services” are services that brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular issuers and industries.
Affiliated Brokers; Regular Broker-Dealers
     Highland is currently affiliated with NexBank Securities, Inc. (“NexBank”), a FINRA member broker-dealer that is indirectly controlled by the principals of Highland. Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers. The Fund may utilize affiliated brokers for agency transactions subject to compliance with policies and procedures adopted pursuant to Rule 17e-1 under 1940 Act. These policies and procedures are designed to provide that commissions, fees or other remuneration received by any affiliated broker or its affiliates for agency transactions are reasonable and fair compared to the remuneration received by other brokers in comparable transactions.
     The Fund is a newly organized investment company. Accordingly, as of the date of this Statement of Additional Information, the Fund has not paid brokerage commissions and does not hold any securities of its regular brokers or dealers.
REPURCHASE OF COMMON SHARES
     The Fund is a closed-end management investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund’s common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Board may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. The Board may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

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     Notwithstanding the foregoing, at any time when there are outstanding borrowings, the Fund may not purchase, redeem or otherwise acquire any of its common shares unless (i) all accrued preferred shares dividends have been paid and (ii) at the time of such purchase, redemption or acquisition, the net asset value of the Fund’s portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding borrowings. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.
     Subject to its investment restrictions, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the Securities Exchange Act of 1934, as amended, the 1940 Act and the rules and regulations thereunder.
     The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.
     Before deciding whether to take any action if the common shares trade below net asset value, the Board would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board may determine that, in the interest of the Fund and its shareholders, no action should be taken.
     If the Board determines to repurchase common shares in a private transaction or to make a tender offer for the common shares, it is expected that the terms of any such offer will require a selling or tendering (as applicable) shareholder to sell or tender (and thus effectively sell) all of his or her common shares held, or considered to be held under certain attribution rules of the Code, by such shareholder. In either such case, shareholders who sell (in a private repurchase transaction) or successfully tender and effectively sell (pursuant to a tender offer) to the Fund all common shares held or considered to be held by them generally will be treated as having sold their shares and generally will realize a capital gain or loss. On the other hand, if a shareholder sells or tenders and effectively sells, as applicable, fewer than all of his or her common shares, such shareholder may be treated as having received a taxable dividend upon the sale or tender of his or her common shares. In such a case, there is a risk that shareholders whose percentage share interests in the Fund increase as a result of such sale or tender will be treated as having received a taxable distribution from the Fund. The extent of such risk will vary depending upon the particular circumstances of the private repurchase or tender offer, in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming the common shares of the Fund; if isolated, any such risk is likely remote. If, instead, the Board determines to repurchase common shares on the open market, such that a selling shareholder would have no specific knowledge that he or she is selling his or her shares to the Fund, it is less likely that shareholders whose percentage share interests in the Fund increase as a result of any such open-market sale will be treated as having received a taxable distribution from the Fund.
     To the extent the Fund recognizes net gains on the liquidation of portfolio securities to meet any such repurchase or tender, the Fund will be required to make additional distributions to its common shareholders.
TAX MATTERS
     [The following discussion of U.S. federal income tax consequences of investment in the Fund is based on the Code, U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state and local tax laws.

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     Taxation of the Fund. The Fund intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:
(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);
(b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and
(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income (if any), for such year.
     In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof (y) that derives at least 90% of its income from the passive income sources defined in Code section 7704(d), and (z) that derives less than 90% of its income from the qualifying income described in (a)(i) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.
     For purposes of meeting the diversification requirement described in (b) above, in the case of the Fund’s investment in Participations, the Fund shall treat both the Lender of and the borrower under the underlying Loan as an issuer. Also, for purposes of (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.
     If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).
     If the Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions might be eligible for the dividends-received deduction in the case of corporate shareholders and might be eligible to be treated as “qualified dividend income” and thus taxable at the lower long-term capital gain rate in the case of shareholders taxed as individuals. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

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     The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute its net capital gain. Any investment company taxable income retained by the Fund will be subject to a Fund-level tax at regular corporate rates. The Fund may also retain for investment its net capital gain. If the Fund retains any net capital gain, it will be subject to a Fund-level tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.
     In determining its net capital gain for Capital Gain Dividend (defined below) purposes, a regulated investment company generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. Treasury regulations permit a regulated investment company, in determining its taxable income, to elect to treat all or part of any net capital loss, any net long-term capital loss or any foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.
     If the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98% of its capital gain net income for the one-year period ending October 31 of such year (unless the Fund makes an election to use its taxable year), plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so. In addition, the Fund reserves the right to pay the excise tax instead of making additional distributions when circumstances warrant (e.g., payment of the excise tax is deemed by the Fund to be de minimis).
     Fund Distributions. Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.
     For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund has owned or is treated as having owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions attributable to the excess of net long-term capital gain earned from the sale of investments that the Fund owned for more than one year over net short-term capital loss from the sale of investments that the Fund owned for one year or less and that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will generally be taxable to the shareholder receiving such distributions as long-term capital gains. Distributions from capital gains are generally made after applying any available capital loss carryovers Long-term capital gain rates applicable to individuals have been temporarily reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning before January 1, 2011. Distributions attributable to the excess of net short-term capital gain from the sale of investments that the Fund owned for one year or less over net long-term capital losses from the sale of investments that the Fund owned for more than one year will generally be taxable to the shareholder receiving such distributions as ordinary income. For taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

23

     In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.
     In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares.
     Dividends of net investment income received by corporate shareholders of the Fund will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (1) if the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (2) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of the Code. The Fund does not expect a significant portion of Fund distributions to be eligible for this corporate dividends-received deduction.
     To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income and thus will not be eligible for taxation at the individual income tax rates applicable to long-term capital gain and will not qualify for the corporate dividends-received deduction. Similar consequences may apply to repurchase agreements and certain Derivative Transactions.
     Return of Capital Distributions. If the Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.
     Dividends and distributions on the Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent that they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses.
     Tax Implications of Certain Fund Investments. Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment,

24

does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.
     Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by the Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. In addition, PIK bonds will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.
     Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the Fund may be treated as having acquisition discount or OID. Generally, the Fund will be required to include the acquisition discount or OID in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt obligations having acquisition discount or OID, which could affect the character and timing of recognition of income.
     Some preferred securities may include provisions that permit the issuer, at its discretion, to defer the payment of distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring the payment of its distributions, the Fund may be required to report income for U.S. federal income tax purposes to the extent of any such deferred distribution even though the Fund has not yet actually received the cash distribution.
     If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest (or dividends in the case of preferred securities) the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.
     A portion of the interest paid or accrued on certain high-yield discount obligations owned by the Fund may not (and interest paid on debt obligations, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer. This may affect the cash flow of the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend paid by the issuer to the Fund. In such cases, if the issuer of the obligation is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such accrued interest received by the Fund.
     Any transactions by the Fund in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.
     Any equity investments by the Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the

25

receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income.
     Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes incurred by the Fund.
     The Fund’s Derivative Transactions, as well as any of its other hedging, straddle and short sale transactions, are subject to one or more special tax rules (including, for instance, notional principal contract, mark-to-market, constructive sale, straddle, wash sale and short-sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital and/or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses, and cause adjustments in the holding periods of the Fund’s securities. The rules could therefore affect the amount, timing and/or character of distributions to shareholders. In addition, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, in particular in respect of certain credit derivative transactions (e.g., credit default swaps) and certain other swaps with contingent payment obligations, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a Fund-level tax.
     In addition, certain of these transactions (as well as any transactions in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund’s book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from any tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment and to avoid a Fund-level tax.
     Under a notice issued by the Internal Revenue Service (“IRS”) in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, to the extent the Fund invests in any such interests, it may not be a suitable investment for certain tax-exempt shareholders, as noted below in “Tax-Exempt Shareholders”).
     In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a U.S. federal income tax return, to file such a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.
     Backup Withholding. The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. This rate will expire and the backup withholding rate

26

will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.
     Sale of Fund Shares. The sale of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.
     Tax Shelter Reporting Regulations. Under Treasury regulations, if a shareholder recognizes a loss with respect to common shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
     Non-U.S. Shareholders. Distributions properly designated as Capital Gain Dividends generally will not be subject to withholding of U.S. federal income tax. In general, dividends other than Capital Gain Dividends paid by the Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, effective for taxable years of a regulated investment company beginning before January 1, 2008, a regulated investment company was not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that did not provide a satisfactory statement that the beneficial owner was not a U.S. person, (x) to the extent that a dividend paid was attributable to certain interest on an obligation if the foreign person was the issuer of such obligation or a 10% shareholder of the issuer, (y) that was within certain foreign countries that had inadequate information exchange with the United States, or (z) to the extent the dividend paid was attributable to interest paid by a person that was a related person of the foreign person and the foreign person was a controlled foreign corporation) from U.S.-source interest income that, in general, would not have been subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions were properly designated by the regulated investment company, and (ii) with respect to distributions (other than (a) distributions to an individual foreign person who was present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests (“USPRIs”, as described below) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions were properly designated by the regulated investment company, Pending legislation proposes to extend the exemption from withholding for interest-related and short-term capital gain distributions for up to two years, i.e. for taxable years beginning before January 1, 2010. As of the date of this SAI, it is unclear whether the legislation will be enacted and, if enacted, what the term of the extension will be (e.g., for one year or two years). To the extent it is enacted, depending on the circumstances, the Fund may make such designations with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In the case of shares held through an intermediary, the intermediary could determine to withhold even if the Fund determined to make a designation with respect to a payment. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.
     A foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United

27

States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or the Capital Gain Dividends are attributable to gains from the sale or exchange of USPRIs in accordance with certain special rules. If a foreign person is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.
     Special rules apply to distributions to certain foreign persons from a regulated investment company that is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC absent exclusions from USRPI treatment for interests in domestically controlled REITs and not-greater-than-5% interests in publicly traded classes of stock in REITs and regulated investment companies. Additionally, special rules apply to the sale of shares in a regulated investment company that is a USRPHC. Very generally, a USRPHC is a domestic corporation that holds USRPIs — USRPIs are defined generally as any interest in U.S. real property or any equity interest in a USRPHC — the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets. The Fund generally does not expect that it will be a USPRHC or would be a USRPHC but for the operation of these exceptions, and thus does not expect these special tax rules to apply.
     In order to qualify for any exemption from withholding described above (to the extent applicable) or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign person must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign persons should contact their tax advisors in this regard. A foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.
     Tax-Exempt Shareholders. Under current law, the Fund serves to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).
     A tax-exempt shareholder may also recognize UBTI if the Fund recognizes excess inclusion income derived from direct or indirect investments in residual interests in REMICS or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund). Furthermore, any investment in residual interests of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.
     In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a regulated investment company that recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a regulated investment company that recognizes excess inclusion income, then the regulated investment company will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Fund has not yet determined whether such an election will be made.
     CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in the Fund.

28

     Shares Purchased Through Tax Qualified Plans. Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.
     General Considerations. The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisors regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.]
EXPERTS
     The Statement of Assets and Liabilities of the Fund as of [                    ], 2009 appearing in this Statement of Additional Information has been audited by [          ], independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. [          ] provides accounting and auditing services to the Fund.
ADDITIONAL INFORMATION
     A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Fund with the Securities and Exchange Commission (the “Commission”), Washington, D.C. The prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
[TO BE FILED BY SUBSEQUENT AMENDMENT]
STATEMENT OF ASSETS AND LIABILITIES
[TO BE FILED BY SUBSEQUENT AMENDMENT]
NOTES TO FINANCIAL STATEMENTS
[TO BE FILED BY SUBSEQUENT AMENDMENT]

29

APPENDIX A
RATINGS OF INVESTMENTS
     Standard & Poor’s—A brief description of the applicable rating symbols of Standard & Poor’s and their meanings (as published by Standard & Poor’s) follows:
Issue Credit Rating Definitions
     A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion evaluates the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.
     Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.
     Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days— including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.
Long-Term Issue Credit Ratings
     Issue credit ratings are based, in varying degrees, on the following considerations:
•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
     Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Appendix A-1

AAA
     An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA
     An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A
     An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB
     An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB, B, CCC, CC, and C
     Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB
     An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B
     An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC
     An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC
     An obligation rated “CC” is currently highly vulnerable to nonpayment.

Appendix A-2

C
     A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.
D
     An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
Plus (+) or minus (-)
     The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (—) sign to show relative standing within the major rating categories.
NR
     This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor’s does not rate a particular obligation as a matter of policy.
Short-Term Issue Credit Ratings
A-1
     A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2
     A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3
     A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B
     A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2”, and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

Appendix A-3

B-1
     A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
B-2
     A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
B-3
     A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
C
     A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D
     A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
Dual Ratings
     Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, “AAA/A-1+”). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, “SP-1+/A-1+”).
Active Qualifiers (Currently applied and/or outstanding)
i
     This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The “i” subscript indicates that the rating addresses the interest portion of the obligation only. The “i” subscript will always be used in conjunction with the “p” subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.
L
     Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

Appendix A-4

p
     This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” subscript indicates that the rating addresses the principal portion of the obligation only. The “p” subscript will always be used in conjunction with the “i” subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.
pi
     Ratings with a “pi” subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a “pi” subscript. Ratings with a “pi” subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.
pr
     The letters “pr” indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.
Preliminary
     Preliminary ratings are assigned to issues, including financial programs, in the following circumstances.
•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor ‘s reserves the right not to issue a final rating.

•	Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.
t
     This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.
unsolicited
     Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

Appendix A-5

Inactive Qualifiers (No longer applied or outstanding)
*
     This symbol indicated continuance of the ratings is contingent upon Standard & Poor ‘s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.
c
     This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.
q
     A “q” subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.
r
     The “r” modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an “r” modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the “r” modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.
     Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:
Long-Term Obligation Ratings
     Moody’s long-term obligation ratings are opinions of the relative credit risk of a fixed income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.
Moody’s Long-Term Rating Definitions:
Aaa
     Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa
     Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A
     Obligations rated A are considered upper medium-grade and are subject to low credit risk.
Baa
     Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Appendix A-6

Ba
     Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B
     Obligations rated B are considered speculative and are subject to high credit risk.
Caa
     Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca
     Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C
     Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
     Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Medium-Term Note Ratings
     Moody’s assigns long-term ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program’s relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below:
•	Notes containing features that link interest or principal to the credit performance of any third party or parties (i.e., credit-linked notes);

•	Notes allowing for negative coupons, or negative principal

•	Notes containing any provision that could obligate the investor to make any additional payments

•	Notes containing provisions that subordinate the claim.
     For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.
     For credit-linked securities, Moody’s policy is to “look through” to the credit risk of the underlying obligor. Moody’s policy with respect to non-credit linked obligations is to rate the issuer’s ability to meet the contract as stated, regardless of potential losses to investors as a result of non-credit developments. In other words, as long as the obligation has debt standing in the event of bankruptcy, we will assign the appropriate debt class level rating to the instrument.

Appendix A-7

     Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.
Short-Term Ratings:
     Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
     Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1
     Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2
     Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3
     Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP
     Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
     Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior most long-term rating of the issuer, its guarantor or support provider.

Appendix A-8

APPENDIX B
HIGHLAND CAPITAL MANAGEMENT, L.P.
PROXY VOTING POLICY
Application; General Principles
     1.1. This proxy voting policy (the “Policy”) applies to securities held in Client accounts as to which the above-captioned investment adviser (the “Company”) has voting authority, directly or indirectly. Indirect voting authority exists where the Company’s voting authority is implied by a general delegation of investment authority without reservation of proxy voting authority.
     1.2. The Company shall vote proxies in respect of securities owned by or on behalf of a Client in the Client’s best economic interests and without regard to the interests of the Company or any other Client of the Company.
2. Voting; Procedures
     2.1. Monitoring. A settlement designee of the Company shall have responsibility for monitoring portfolios managed by the Company for securities subject to a proxy vote. Upon the receipt of a proxy notice related to a security held in a portfolio managed by the Company, the settlement designee shall forward all relevant information to the portfolio manager(s) with responsibility for the security.
     2.2. Voting.
     2.2.1. Upon receipt of notice from the settlement designee, the portfolio manager(s) with responsibility for purchasing the security subject to a proxy vote shall evaluate the subject matter of the proxy and cause the proxy to be voted on behalf of the Client. In determining how to vote a particular proxy, the portfolio manager(s) shall consider, among other things, the interests of each Client account as it relates to the subject matter of the proxy, any potential conflict of interest the Company may have in voting the proxy on behalf of the Client and the procedures set forth in this Policy.
     2.2.2. If a proxy relates to a security held in a registered investment company or business development company (“Retail Fund”) portfolio, the portfolio manager(s) shall notify the Compliance Department and a designee from the Retail Funds group. Proxies for securities held in the Retail Funds will be voted by the designee from the Retail Funds group in a manner consistent with the best interests of the applicable Retail Fund and a record of each vote will be reported to the Retail Fund’s Board of Directors in accordance with the procedures set forth in Section 4 of this Policy.
     2.3. Conflicts of Interest. If the portfolio manager(s) determine that the Company may have a potential material conflict of interest (as defined in Section 3 of this Policy) in voting a particular proxy, the portfolio manager(s) shall contact the Company’s Compliance Department prior to causing the proxy to be voted.
     2.3.1. For a security held by a Retail Fund, the Company shall disclose the conflict and the determination of the manner in which it proposes to vote to the Retail Fund’s Board of Directors. The Company’s determination shall take into account only the interests of the Retail Fund, and the Compliance Department shall document the basis for the decision and furnish the documentation to the Board of Directors.
     2.3.2. For a security held by an unregistered investment company, such as a hedge fund and structured products (“Non-Retail Funds”), where a material conflict of interest has been identified the

Appendix B-1

Company may resolve the conflict by following the recommendation of a disinterested third party or by abstaining from voting.
     2.4. Non-Votes. The Company may determine not to vote proxies in respect of securities of any issuer if it determines it would be in its Client’s overall best interests not to vote. Such determination may apply in respect of all Client holdings of the securities or only certain specified Clients, as the Company deems appropriate under the circumstances. As examples, the portfolio manager(s) may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to Clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience outweighs the benefits to Clients of voting the securities.
     2.5. Recordkeeping. Following the submission of a proxy vote, the applicable portfolio manager(s) shall submit a report of the vote to a settlement designee of the Company. Records of proxy votes by the Company shall be maintained in accordance with Section 4 of this Policy.
     2.6. Certification. On a quarterly basis, each portfolio manager shall certify to the Compliance Department that they have complied with this Policy in connection with proxy votes during the period.
3. Conflicts of Interest
     3.1. Voting the securities of an issuer where the following relationships or circumstances exist are deemed to give rise to a material conflict of interest for purposes of this Policy:
     3.1.1. The issuer is a Client of the Company accounting for more than 5% of the Company’s annual revenues.
     3.1.2. The issuer is an entity that reasonably could be expected to pay the Company more than $1 million through the end of the Company’s next two full fiscal years.
     3.1.3. The issuer is an entity in which a “Covered Person” (as defined in the Retail Funds’ and the Company’s Policies and Procedures Designed to Detect and Prevent Insider Trading and to Comply with Rule 17j-1 of the Investment Company Act of 1940, as amended (each, a “Code of Ethics”)) has a beneficial interest contrary to the position held by the Company on behalf of Clients.
     3.1.4. The issuer is an entity in which an officer or partner of the Company or a relative1 of any such person is or was an officer, director or employee, or such person or relative otherwise has received more than $150,000 in fees, compensation and other payment from the issuer during the Company’s last three fiscal years; provided, however, that the Compliance Department may deem such a relationship not to be a material conflict of interest if the Company representative serves as an officer or director of the issuer at the direction of the Company for purposes of seeking control over the issuer.
     3.1.5. The matter under consideration could reasonably be expected to result in a material financial benefit to the Company through the end of the Company’s next two full fiscal years (for example, a vote to increase an investment advisory fee for a Retail Fund advised by the Company or an affiliate).
     3.1.6. Another Client or prospective Client of the Company, directly or indirectly, conditions future engagement of the Company on voting proxies in respect of any Client’s securities on a particular matter in a particular way.

[1]	For the purposes of this Policy, “relative” includes the following family members: spouse, minor children or stepchildren or children or stepchildren sharing the person’s home.

Appendix B-2

     3.1.7. The Company holds various classes and types of equity and debt securities of the same issuer contemporaneously in different Client portfolios.
     3.1.8. Any other circumstance where the Company’s duty to serve its Clients’ interests, typically referred to as its “duty of loyalty,” could be compromised.
     3.2. Notwithstanding the foregoing, a conflict of interest described in Section 3.1 shall not be considered material for the purposes of this Policy in respect of a specific vote or circumstance if:
     3.2.1. The securities in respect of which the Company has the power to vote account for less than 1% of the issuer’s outstanding voting securities, but only if: (i) such securities do not represent one of the 10 largest holdings of such issuer’s outstanding voting securities and (ii) such securities do not represent more than 2% of the Client’s holdings with the Company.
     3.2.2. The matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.
4. Recordkeeping and Retention
     4.1. The Company shall retain records relating to the voting of proxies, including:
     4.1.1. Copies of this Policy and any amendments thereto.
     4.1.2. A copy of each proxy statement that the Company receives regarding Client securities.
     4.1.3. Records of each vote cast by the Company on behalf of Clients.
     4.1.4. A copy of any documents created by the Company that were material to making a decision how to vote or that memorializes the basis for that decision.
     4.1.5. A copy of each written request for information on how the Company voted proxies on behalf of the Client, and a copy of any written response by the Company to any (oral or written) request for information on how the Company voted.
     4.2. These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the Company’s fiscal year during which the last entry was made in the records, the first two years in an appropriate office of the Company.
     4.3. The Company may rely on proxy statements filed on the SEC’s EDGAR system or on proxy statements and records of votes cast by the Company maintained by a third party, such as a proxy voting service (provided the Company had obtained an undertaking from the third party to provide a copy of the proxy statement or record promptly on request).
     4.4. Records relating to the voting of proxies for securities held by the Retail Funds will be reported periodically to the Retail Funds’ Boards of Directors and, with respect to Retail Funds other than business development companies, to the SEC on an annual basis pursuant to Form N-PX.

Appendix B-3

PART C—OTHER INFORMATION
Item 25: Financial Statements and Exhibits
     1. Financial Statements:
     The Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the 1940 Act will be filed as part of the Statement of Additional Information.
     2. Exhibits:

a.1	Amended and Restated Certificate of Trust dated January 21, 2009, filed herewith.

a.2	Amended and Restated Agreement and Declaration of Trust dated January 21, 2009, filed herewith.

b.	Bylaws of Registrant dated January 21, 2009, filed herewith.

c.	None.

d.1	Article VI (Shares of Beneficial Interest) and Article X (Shareholders) of the Agreement and Declaration of Trust, filed herewith as Exhibit a.2.

d.2	Article I (Shareholder Meetings) of the Bylaws of Registrant, filed herewith as Exhibit B.

e.	Dividend Reinvestment Plan of Registrant.*

f.	None.

g.	Investment Advisory Agreement between Registrant and Highland Capital Management, L.P. (“Highland”). *

h.	Underwriting Agreement among Registrant, Highland and [ ].*

i.	None.

j.	Form of Custodian Services Agreement between Registrant and PFPC Trust Company.*

k.1	Form of Transfer Agency Services Agreement between Registrant and PNC Global Investment Servicing (U.S.) Inc. (“PNC”).*

k.2	Form of Administration Services Agreement between Registrant and Highland.*

k.3	Form of Sub-Administration Services Agreement between Highland and PNC.*

k.4	Form of Accounting Services Agreement between Registrant and PNC.*

l.	Opinion of [ ].*

m.	None.

n.	Consent of Registrant’s independent registered public accounting firm.*

o.	None.

p.	Form of Subscription Agreement.*

q.	None.

r.1	Code of Ethics of Registrant.*

r.2	Code of Ethics of Highland.*

*	To be filed by amendment.
Item 26: Marketing Arrangements
     Not applicable.
Item 27: Other Expenses of Issuance and Distribution

Securities and Exchange Commission Fees	$	*
Financial Industry Regulatory Authority Fees		*
Printing and engraving expenses		*
Legal fees		*
Accounting expenses		*
Transfer Agent fees		*
Marketing expenses		*
Miscellaneous expenses		*

Total		*

*	To be completed by amendment. The Fund will pay offering expenses estimated at $[•], $[•] or per common share sold by the Fund in this offering, from the proceeds of the offering.
Item 28: Persons Controlled by or under Common Control with Registrant
     Not applicable.
Item 29: Number of Holders of Securities
     At January 22, 2009:

Title of Class	Number of Record Holders
Common Shares, par value $0.001	0
Item 30: Indemnification
     Reference is made to Article V, of the Registrant’s Agreement and Declaration of Trust attached as Exhibit a.2, which is incorporated by reference herein.
     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Act”), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust’s Agreement and Declaration of Trust, its Bylaws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     Reference is made to Section [          ] of the Underwriting Agreement with [                    ] that discusses the rights, responsibilities and limitations with respect to indemnity and contribution.
Item 31: Business and Other Connections of Investment Adviser
     Descriptions of the business of Highland Capital Management, L.P., the Registrant’s investment adviser, is set forth under “Management of the Trust” in both the Prospectus and Statement of Additional Information forming part of this Registration Statement. Information as to other businesses, professions, vocations or employment of a substantial nature engaged in by each partner and executive officer of Highland Capital Management, L.P. is set forth in its Form ADV, as filed on the Commission’s website (File No. 801-54874) and is incorporated herein by reference.
Item 32: Location of Accounts and Records
The account books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of the Registrant, c/o Highland Capital Management, L.P., Two Galleria Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240 and at the offices of the Registrant’s Custodian and Transfer Agent.
Item 33: Management Services
     Not applicable.
Item 34: Undertakings
1.	Registrant undertakes to suspend the offering of its Common Shares until it amends the prospectus filed herewith if (1) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the registration statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.	Not applicable.

3.	Not applicable.

4.	Registrant undertakes

(a) to file during any period in which offers or sales are being made, a post-effective amendment to this registration statement: (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933; (ii) to reflect in the Prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(b) That, for the purpose of determining any liability under the Securities Act of 1933, each such post- effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) To remove from registration by means of post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(d) Not applicable.

(e) That, for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser: (1) any preliminary prospectus or prospectus of the undersigned

Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act; (2) the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and (3) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5.	The Registrant undertakes that:
a.	For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective; and

b.	For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.
6.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, and the State of Texas on the 23rd day of January, 2009.

HIGHLAND PHARMACEUTICAL ROYALTY FUND
By:	/s/ R. Joseph Dougherty
	Name:	R. Joseph Dougherty
	Title:	Chief Executive Officer and President

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Capacity	Date

/s/ R. Joseph Dougherty R. Joseph Dougherty	Chief Executive Officer and President (Principal Executive Officer) and Sole Trustee	January 23, 2009

/s/ M. Jason Blackburn M. Jason Blackburn	Treasurer (Principal Financial Officer and Principal Accounting Officer)	January 23, 2009

INDEX TO EXHIBITS

Exhibit	Exhibit Name
a.1	Amended and Restated Certificate of Trust dated January 21, 2009
a.2	Amended and Restated Declaration of Trust dated January 21, 2009
b.	Amended and Restated By-Laws dated January 21, 2009